As filed with the U.S. Securities and Exchange Commission on April 26, 2024
1933 Act Registration No. 333-216125
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 70	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2024 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent AdvisorFlex Variable AnnuityTM
Thrivent Variable Annuity Account I

Statutory Prospectus April 30, 2024
This prospectus describes key features of the Thrivent AdvisorFlex Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law.
The Contract is sold by a broker-dealer through their registered investment advisors. The Contract is intended to be used by investors who have engaged a financial advisor to manage their Contracts’ Accumulated Value for a fee, which is charged in addition to the Contract fees and expenses. If you elect to have the investment advisor fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. Pursuant to guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met.  If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
Your financial advisor may offer other variable annuity products with different product features, benefits, and charges. Ask your financial advisor about availability and the details. This prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract; we reserve the right to prospectively restrict availability of certain optional features. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
--------------------------------------------------------------------------------------------------------------------------------------------
IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, or your total Contract value. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
--------------------------------------------------------------------------------------------------------------------------------------------
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
If you withdraw money from the Contract within 3 years of your last premium payment, you may be assessed a Surrender Charge. The maximum
Surrender Charge is 2% during the first year after a premium payment and is
1% in years two and three. If you make an early withdrawal, you could pay a
Surrender Charge of up to $2,000 on a $100,000 investment.
You may surrender a free amount each Contract Year. In the first Contract
Year, the amount is 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. In subsequent years, the amount is
10% of the Accumulated Value existing at the start of that Contract Year.
Charges – Surrender Charges
Transaction Charges
In addition to Surrender Charges, there may also be charges for other transactions.
You may make 24 free subaccount transfers in each Contract Year. On subsequent subaccount transfers (other than the Dollar Cost Averaging and
Automatic Asset Rebalancing Programs), you will incur a $25 transfer charge.
You will also pay a charge if you request a wire transfer of funds from your
Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.
Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any investment advisor fees paid from the Contract or from other assets of the Contract Owner. If the investment advisor fees were reflected, the fees and expenses would be higher.
				Charges
	Annual Fee	Minimum	Maximum
	Mortality and Expense Risk Charge (as a percentage of the Accumulated Value in each subaccount)	0%	0.50%
	Investment Options (Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.13%	2.205%
	Fund Facilitation Fees	Minimum	Maximum
	These fees may be charged to make certain external Portfolios available as investment options under the Contract (as a percentage of daily net assets in the specified Portfolios)	0%	0.40%
	Optional benefit available for an additional charge (if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0%	0.40%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Surrender Charges that substantially increase costs.

Lowest Annual Cost: $644	Highest Annual Cost: $2,786
Assumes:	Assumes:
Investment of $100,000	Investment of $100,000
5% annual appreciation	5% annual appreciation
Least expensive Portfolio fees and expenses including a 0.10% fund facilitation fee.	Most expensive combination of optional benefits and Portfolio fees and expenses.
No optional benefits	Maximum Anniversary Death Benefit (MADB) Rider 0.40%
No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.
No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	Not a short-term investment. Not appropriate for you if you need ready access to cash. Each premium payment has a separate 3-year Surrender Charge that may decrease the surrender value.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed
Account) will have its own unique risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.
Principal Risks of Investing in the Contract
RESTRICTIONS	Location in Statutory Prospectus
Investments
We reserve the right to add, delete, combine or substitute investment options.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed
Account, excluding any Accumulated Value in the DCA Fixed Account, at the
time the first transfer is made in that Contract Year.
Purchases and Contract Value – Fixed Account
Optional Benefit
You may only select the Maximum Anniversary Death Benefit (MADB) Rider at the time of Contract application for an additional charge.
The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.
If you elect to pay the investment advisor fee from the Accumulated Value of the Contract, this deduction will reduce the value of the death benefit and optional death benefit (if elected), and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges – Investment
Advisor Fees in the statutory prospectus for additional information.
Benefits Available Under the Contract

TAXES	Location in Statutory Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract.
There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1∕2 and no exception applies.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
Financial advisors receive compensation for selling the Contracts. Pursuant to guidance provided by the Internal Revenue Service in a series of Private
Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met. If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
Financial advisors may have a financial incentive to offer or recommend the
Contract over another investment.
Distribution of the Contracts
Exchanges
Financial advisors may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.
Taxes – Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract, and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. Annuities provide you the option of electing from several types of annuity payments (Settlement Options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon and desire ongoing investment advice for an additional fee. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. If you elect to have the advisory fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges-Investment Advisor Fees for more information.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a Settlement Option).

What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current Fixed Account interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more of the variable Portfolios. Either Dollar Cost Averaging Program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging Program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing Program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a Standard Death Benefit during the accumulation phase for your beneficiaries. There is also an optional death benefit rider, which you may add for an additional charge, that may increase the death benefit. Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center due proof of death. The amount of Death Proceeds is the greater of the Accumulated Value or the Standard Death Benefit. Once calculated, Death Proceeds may continue to be subject to the investment experience of the subaccounts until each beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. The fees and expenses do not reflect any payment of investment advisor fees. If the investment advisor fees were included, the fees and expenses would be higher. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of purchase payments)[1]	2%
Transfer Charge[2]	$25
1In the first Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in the Contract Year. For subsequent Contract Years, the 10% free amount is based on the prior contract anniversary value. Only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first three years after each premium payment has been allocated. The Surrender Charge is 2% during the first Contract Year and 1% for the second and third Contract Years.
2You are allowed 24 free transfers per Contract Year. Subsequent transfers will incur a $25 transfer charge. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).

If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
You may only add the optional benefit at the time of application.
Annual Contract Expenses	Maximum	Current
Mortality and Expense Risk Charge (as a percentage of the Accumulated Value in each subaccount)	0.50%	0.40%
Charges for Optional Benefit Rider
Maximum Anniversary Death Benefit (MADB) Rider Charge[3]	0.40%	0.20%
3See Charges-Maximum Anniversary Death Benefit (MADB) Rider Charge.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency provision in the statutory prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These amounts also include applicable fund facilitation fees if you choose to invest in certain Portfolios. A complete list of the Portfolios corresponding to subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	2.205%
Expenses after reimbursements and/or fee waivers	0.23%	2.205%[4]
4The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Portfolio expenses.
Example: Contract with the MADB Rider
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive annual Portfolio expenses and the MADB Rider which is available for an additional charge. The example does not reflect the payment of investment advisor fees. If the fees were reflected, the costs would be higher. Although your costs may be higher or lower, based on these assumptions, your costs would be5:

Years
1	3	5	10
If you surrender your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$4,872	$10,449	$16,199	$34,105
Minimum Portfolio Expenses:	$2,917	$4,488	$6,094	$13,583
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$3,036	$9,494	$16,199	$34,105
Minimum Portfolio Expenses:	$1,046	$3,474	$6,094	$13,583

5For this example, the following assumptions are used: 0.50% mortality and expense risk charge, 0.40% MADB Rider charge, Portfolio operating expenses ranging from 2.205% (1.855% plus 0.35% Fund Facilitation Fee) to 0.23% (0.13% plus 0.10% Fund
Facilitation Fee).

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦
Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦
Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦
Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦
Insurance Company Risk. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦
Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦
Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
♦
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦
Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, pandemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦
Optional benefits.  You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
♦
Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦
Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦
Investment Advisor Fees. If you elect to have the investment advisor fees deducted from Contract value, this deduction will reduce the death benefit and optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax.
♦
Cybersecurity Risk. We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.
General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account I is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, the fund facilitation fee, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account I reflect the investment experience of Thrivent Variable Annuity Account I and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account I may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/AdvisorFlex. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in Portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to Portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Subaccount at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Portfolio’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Portfolio’s shares attributable to the Contract.
The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Portfolio.
Any Portfolio shares held in the Subaccount for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Charges
Surrender Charge
We do not deduct a sales charge when we receive a premium payment. However, we may assess a Surrender Charge for partial surrenders or surrenders that exceed the free surrender percentage. We use this charge to cover certain expenses relating to the sale of the Contract. Each premium payment will have its own three-year Surrender Charge schedule. For the purpose of determining the Surrender Charge:
(1) An accumulated premium is calculated for each premium paid on this Contract. Each premium is accumulated with its net gains and losses and reduced by its portion of surrenders so that the sum of all accumulated premiums equals the Accumulated Value;
(2) Surrenders reduce accumulated premiums in the order that the premiums were allocated to this Contract (first-in, first-out order); and
(3) The duration of each accumulated premium is the number of full years since that premium was allocated to this Contract.
The Surrender Charge schedule will be applied to the amount surrendered based on the duration of the accumulated premium(s) reduced by the surrender.
Surrender Charges
Premium Duration	Percentage Applied
1-year	2%
2-year	1%
3-year	1%
4-year	0%
Example of Full Surrender in Surrender Charge Period:
DeMarcus’s initial premium is $100,000. Other than an additional premium of $25,000 one year later into the same Subaccount, DeMarcus contributes no additional premium. Two full years after the initial premium allocation, and one full year after the additional premium, DeMarcus’s Accumulated Value is $135,000. The first premium has accumulated to $105,000 and the second premium to $30,000. The available surrender amount free from Surrender Charges is $13,500 (10% x $135,000)
DeMarcus elects to make a full surrender. DeMarcus’s premiums are still in the Surrender Charge period, and his Surrender Charge is ($105,000 - $13,500) x 1% + $30,000 X 2%, which is $1,515.

Example of Partial Surrender in Surrender Charge Period:
DeMarcus‘s initial premium is $100,000. Other than an additional premium of $25,000 one year later into the same Subaccount, DeMarcus contributes no additional premium. Two full years after the initial premium allocation, and one full year after the additional premium, DeMarcus’s Accumulated Value is $135,000. The first premium has accumulated to $105,000 and the second premium to $30,000. The available surrender amount free from Surrender Charges is $13,500 (10% x $135,000)
Two full years after the initial premium, DeMarcus elects to make a partial surrender of $90,000 on a “gross” basis. DeMarcus’s premiums are still in the Surrender Charge period, and the first-in, first-out method is used to determine the Surrender Charge. DeMarcus’s Surrender Charge is $90,000 - $13,500) x 1%, which is $765.
If more than 3 years has elapsed since the last premium payment, there is no charge for making surrenders.
Waiver of Surrender Charges
♦
Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no Surrender Charge applied to amounts you elect to have paid under:
(1)A settlement option for a fixed amount or a fixed period (described under Annuity Period—Settlement Options), if the accumulation period and the payment period equal or exceed the longest remaining Surrender Charge period, and the proceeds are not subsequently withdrawn.
(2)Options which involve a life income, described under Annuity Period—Settlement Options.
For Florida Contracts this provision applies after Contract Year one.
♦
Ten Percent Free Each Contract Year. In the first Contract Year, the amount is 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. In subsequent years, the amount is 10% of the Accumulated Value existing at the start of that Contract Year. This “Ten Percent Free” is not cumulative.
♦
Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no Surrender Charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us. For Contracts issued in California, this waiver only applies to the Annuitant and not the Spouse.
♦
Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no Surrender Charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification. For Contracts issued in California, this waiver only applies to the Annuitant and not the Spouse.
The limitations or waivers of Surrender Charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Taxes.
Partial surrenders from Contract’s for the payment of investment advisor fees may be subject to Surrender Charges unless one of the Surrender Charge waivers above apply.
If Surrender Charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below.

Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
♦
Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦
Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily risk charge from the daily net assets in the Subaccounts. We guarantee that the mortality and expense risk charges for your Contract will never exceed the annual rates shown in the Fee and Expense Tables. The maximum charge as a percentage of daily net assets in the Subaccounts is 0.50%. See the Fee Table for more detail.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Maximum Anniversary Death Benefit (MADB) Rider Charge
The MADB Rider Charge is the charge for this rider. It is deducted quarterly, beginning three months after the Date of Issue, on the same day of the month as in the Date of Issue (or, if that day does not occur in that month, on the last day of the month). The MADB Rider Charge is deducted from the Fixed Account and the Subaccounts of the Variable Account on a pro rata basis. On the day of each deduction, the MADB charge is the MADB multiplied by the MADB Rider Charge rate divided by four. The MADB Rider Charge is calculated after any changes in the MADB or the MADB Rider Charge rate that may occur on that day. The maximum charge is 0.40%.
We may change the MADB Rider Charge rate at any time. It will never exceed the Maximum MADB Rider Charge rate. If this rider terminates the MADB Rider Charge terminates.
Transfer Charge
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Automatic Asset Rebalancing Programs), you will incur a $25 transfer charge. The transfer charge will be deducted from the amount transferred. Current IRS guidance references 12 transfers, however we believe that 24 transfers is acceptable under current law.
Commuted Value Charge
If we are making payments under a life income settlement option with a guaranteed period, an owner of the settlement option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the settlement option election was irrevocable. The present value of the remaining payments in the guaranteed period on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
Fund Facilitation Fee
We may charge a Fund Facilitation Fee in order to make certain external portfolios available as investment options under the Contract. The Fund Facilitation Fee is charged as a percentage of daily Accumulated Value in each Subaccount. The fee may vary by Subaccount. The current minimum and maximum range for the Fund Facilitation Fee is in the Key Information Table. The Fund Facilitation Fee for each Portfolio (if applicable) can be found in the Appendix at the end of this document.

Expenses of the Portfolios
Because the Subaccounts purchase shares of the Portfolios; the accumulation unit values of the Subaccounts will reflect the corresponding Portfolio operating expenses or other expenses incurred by the Portfolio. See the Fee Table and the current prospectuses of the Portfolios.
Investment Advisor Fees
The investment advisor fee is calculated based on the Accumulated Value at the beginning of the quarter and then is recalculated at the beginning of each quarter thereafter using the Accumulated Value at the end of the prior quarter. The fee is charged quarterly as a percentage of the Accumulated Value of the Contract and will be taken from the Subaccounts and the Fixed Account on a pro rata basis, if you elect to have the fee taken from the Contract. At any time, you may complete our service form to setup or terminate the payment of investment advisor fees from this variable annuity, or other source. Withdrawals will reduce the Standard Death Benefit and any optional death benefit (if elected) on a pro rata basis. The withdrawals will count toward the 10% free surrender amount and surrender charges may apply. The distribution may also be subject to federal and state income taxes and a 10% federal penalty tax.
The following example is intended to help you understand the impact of a surrender to pay the investment advisor fees from the Contract on the Standard Death Benefit and the Maximum Anniversary Death Benefit Rider (if elected).
Example of the impact on the Accumulated Value, Standard Death Benefit and MADB Rider (if elected) of paying the investment advisor fee from the Contract.
Values before the deduction of the investment advisor fees
Accumulated Value	Standard Death Benefit Value	MADB Rider Value
98,000.00	101,000.00	102,000.00
Values after deduction of the investment advisor fees1
Accumulated Value	Standard Death Benefit Value	MADB Rider Value
97,571.25	100,558.12	101,553.75
In this example, the Accumulated Value is reduced by $428.75 (the amount of the quarterly investment advisor fee). The Standard Death Benefit Value and the Maximum Anniversary Death Benefit Rider Value are reduced by the same proportion as the Accumulated Value was reduced by the partial surrender.
The proportionate reduction of the Standard Death Benefit Value results in a reduction in value of $433.04 and the proportionate reduction of the MADB Rider Value results in a reduction in value of $437.33
1For this example, the following assumptions are used: $98,000 Contract Accumulated value, $101,000 Standard Death Benefit Value, $102,000 MADB Rider Value, an investment advisor fee of 1.75%, which is the maximum investment advisor fee, and assumes no surrenders have been taken from the Contract. The amount of the quarterly investment advisor fee is determined by multiplying the Accumulated Value on the last day of the prior quarter by 1.75% and then dividing by 4.

Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/AdvisorFlex.

General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
♦
the Contract including any attached rider(s), if any, endorsements or amendments;
♦
the application attached to the Contract; and
♦
our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.
Contract Owner, Beneficiaries and Annuitants
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.
No Beneficiary change shall take effect unless received by Thrivent at its Service Center. When Notice is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Minimum Contract Value
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $10,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $10,000 or whether instead you would like to make a full surrender of your Contract.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account or the Fixed Account.
The Accumulated Value of the Contract in the Subaccounts will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account depends upon the rate in effect on the date of the allocation and subsequent rates guaranteed to never fall below the Contract minimum.
If your Contract is set up on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Automatic Asset Rebalancing
On or before the Annuity Date, you may participate in an optional Automatic Asset Rebalancing Program that allows you to elect a specific asset allocation to maintain over time. You may not include the Fixed Account in the Automatic Asset Rebalancing Program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the Automatic Asset Rebalancing Program, those amounts will not be subject to rebalancing unless you revise your Automatic Asset Rebalancing Program. You may select any date to begin the Automatic Asset Rebalancing Program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated quarterly, semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the Automatic Asset Rebalancing Program, complete the Automatic Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Automatic Asset Rebalancing Form. To terminate the Asset Rebalancing Program, you must provide Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount or combination of Subaccounts.
Dollar Cost Averaging
You may choose one of two different Dollar Cost Averaging Programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than the Fixed Account. Dollar Cost Averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging Program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The Dollar Cost Averaging Programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the Fixed Account in the Dollar Cost Averaging Program. The amount allocated to the DCA Fixed Account may be credited with a higher interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar Cost Averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. You may establish a Dollar Cost Averaging Program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more of the Subaccounts, not the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the Dollar Cost Averaging Program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Subaccounts
The Subaccounts will purchase and redeem shares from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦
You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦
If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦
Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral.

We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld. Laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦
Contracts used in an employer sponsored retirement plan; and
♦
Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. At issue, the Annuity Date is set to the Contract Anniversary when the oldest annuitant is age 95 under the Contract. At the Annuity Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.

Annuity Income
The annuity income will be calculated using the cash surrender value on the Annuity Date. No Surrender Charge will be deducted from the portion of the amount surrendered which is paid under Option 2 or 3 (listed below), provided that the payments will be made for at least as long as the greatest number of months remaining in any Surrender Charge schedule that otherwise would have applied; and the proceeds are not subsequently withdrawn. Surrender Charges would also be waived for an election of Option 4 or 5 (listed below).
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate.
If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using an annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity Settlement Option or a combination of options.
Proceeds from death or surrender are payable in a lump sum unless otherwise provided. Instead of a lump sum, proceeds from death or surrenders of $2,000 or more may be paid under a Settlement Option by means of a settlement agreement that we will issue.
♦
Option 1 - Interest Income. The proceeds may be left on deposit. Interest earned may be paid in cash at regular intervals or left to accumulate at interest. We will pay interest at a rate not less than the guaranteed interest rate. All or part of these proceeds may be withdrawn upon request.
♦
Option 2 - Income of a Fixed Amount. We will pay annuity income of a fixed amount at agreed upon intervals. The fixed amount must not result in a payment period that exceeds 360 months. We reserve the right to require a fixed amount that results in a payment period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. Income will be paid until the proceeds and interest are paid in full. After the first payment is made, this option may not be changed except as described in the Contract.
♦
Option 3 - Income for a Fixed Period. We will pay annuity income for a fixed period not to exceed 360 months. We reserve the right to require a fixed period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. After the first payment is made, this option may not be changed except as described in the Contract.
♦
Option 4 - Life Income with Guaranteed Period. We will pay annuity income for the lifetime of the Annuitant of the settlement agreement. A guaranteed period of up to 360 months may be elected. If the Annuitant dies during the guaranteed period, payments will be continued to the end of the period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in of the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of the annuitant on his or her birthday nearest the date of settlement.
♦
Option 5 - Joint and Survivor Life Income with Guaranteed Period. We will pay annuity income as long as at least one of the two Annuitants of the Settlement Option agreement is alive. A guaranteed period of up to 360 months may be elected. If one Annuitant dies during the guaranteed period, payments will continue for the lifetime of the surviving Annuitant. Before the first payment is made under this option, a reduction factor may be elected which will reduce any payments made after the guaranteed period by the elected reduction factor if only one Annuitant is then living. Payments made during the guaranteed period will be larger if a reduction factor is elected. If both Annuitants die during the guaranteed period, payments will be continued to the end of that period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of each Annuitant on his or her birthday nearest the date of settlement.
In addition to these Settlement Options, proceeds may be paid under any other Settlement Option that you request and to which we agree.
If we are making payments under a life income Settlement Option with a guaranteed period, an owner of the Settlement Option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the Settlement Option election was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
If an owner or Annuitant dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the Settlement Option at least as rapidly as payments were being paid under that Settlement Option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate Contracts for income tax purposes only. Your after-tax premiums in your Contract will be allocated pro rata between the settlement option and the portion that remains deferred.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date	Standard	None	None	♦ Withdrawals, including investment advisor fees (if elected), reduce the benefit by the same proportion as they reduce the Accumulated Value.
Maximum Anniversary Death Benefit (MADB) Rider	May increase the amount of the death benefit if the Annuitant dies before the Annuity Date. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.	Optional	0.40%[1]	0.20%[1]
♦  Only available at
issue if no more
than Issue Age
nearest 75.
♦  Benefit terminates
upon annuitization.
♦  Withdrawals,
including
investment advisor
fees (if elected),
reduce the benefit
by the same
proportion as they
reduce the
Accumulated
Value.

1See Charges-MADB Rider Charge in the statutory prospectus for more information.
Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	♦ Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	♦ You may not include the Fixed Account.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more subaccounts other than the Fixed Account.	Standard	None	None	♦ You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	♦ Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	♦ 10% free amount is not cumulative.
Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the Annuitant or the Annuitant’s Spouse.	Standard	None	None	♦ Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness of the Annuitant or Annuitant’s Spouse	Surrender Charges are waived if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less.	Standard	None	None	♦ Certification from a licensed physician acting within the scope of his or her license will be required.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if the Annuitant’s death, or the death of the first Annuitant if this Contract has two Annuitants, occurs before the Annuity Date and the Accumulated Value is greater than zero. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the death benefit is the sum of (1) and (2) where:
(1)Is the greatest of:
(a)The Accumulated Value;
(b)The Standard Death Benefit; and
(c)The Death Proceeds under the Maximum Anniversary Death Benefit (MADB) Rider, if applicable;
(2) Is the sum of any MADB Charges deducted prior to the death of the Annuitant, if that death occurs before the first Contract Anniversary. Otherwise, zero.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and/or the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Once calculated, the death benefit may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, the actual Death Proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when a beneficiary provides a claim form and all claim requirements are in good order will that beneficiary’s share of the Death Proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender Charges do not apply to Death Proceeds.
Example of Calculation of Death Benefit:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The Standard Death Benefit provides for an infusion to the Contract if the total premium payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s Standard Death Benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Standard Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the Contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death benefit.
Once the death benefit is calculated, the Death Proceeds payable fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death benefit was $300,000 as of that date (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1∕2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the Death Proceeds in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period - Settlement Options.
Standard Death Benefit
A Standard Death Benefit is payable if the Annuitant dies before the Annuity Date. The Standard Death Benefit is equal to the adjusted sum of premiums as follows:
(1) As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2) As of the day a partial surrender is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
If this Contract has been continued by a Spouse on any date after the Exchange Date, the adjusted sum of premiums will be determined using only premiums paid and partial surrenders taken on or after the Exchange Date. The Accumulated Value on the Exchange Date will be deemed a premium paid on that date for purposes of this provision.

Maximum Anniversary Death Benefit Rider
If you purchase this rider, on any day before the first Contract Anniversary, the MADB is equal to the Standard Death Benefit.
On any day during the period beginning on the first Contract Anniversary and ending on the Contract Anniversary nearest the Annuitant’s 85th birthday (or, if there are two Annuitants, the Contract Anniversary nearest the older Annuitant’s 85th birthday), the MADB is the greatest of the anniversary death benefits determined as of that day for each Contract Anniversary. The anniversary death benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid and any partial surrenders taken after that anniversary:
(1) As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2) As of the day that a partial surrender is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after the Contract Anniversary nearest the Annuitant’s 85th birthday (or if there are two Annuitants, the Contract Anniversary nearest the older Annuitant’s 85th birthday), the MADB is equal to the amount calculated above on the anniversary nearest the 85th birthday, adjusted for any premiums paid and any partial surrenders taken after that anniversary.
If this Contract has been continued by a Spouse, then:
(1) For the sole purpose of calculating the MADB, the first Contract Anniversary on or after the Exchange Date will be deemed to be the first Contract Anniversary of this Contract; and
(2) The amount will be the greatest of the Anniversary Death Benefits calculated only for Contract Anniversaries on or after the Exchange Date.
This Maximum Anniversary Death Benefit Rider is not available if any Annuitant’s Issue Age (age nearest) is 75 or more. The benefit is only payable if the Annuitant dies before the Annuity Date. This rider will terminate on the earliest of the following:
(1) The date this contract terminates.
(2) The date we receive due proof of death of an Annuitant, except if this Contract is continued by the Annuitant’s Spouse and the Exchange Date is before the Contract Anniversary nearest the Spouse’s 85th birthday.
(3) The date the Accumulated Value is reduced to zero.
(4) The date we receive your Notice to cancel this rider.

Example of MADB Rider Where a Death Benefit Increase Occurs:
Rumi elects the Maximum Anniversary Death Benefit (MADB) Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. In the first Contract Year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first Contract Anniversary, the Accumulated Value is $108,000. Rumi’s MADB amount is calculated as of that date as $108,000.
Example of MADB Rider Where a Death Benefit Increase Does Not Occur:
Rumi elects the MADB Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first Contract Year, and she takes no surrender during the first Contract Year. In the first Contract Year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first Contract Anniversary, the Accumulated Value is $98,000. Rumi’s MADB amount is calculated as of that date as $100,000.
Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this Contract if you die before any Annuitant and before the Annuity Date. If you do not name a successor owner or no successor owner survives you, then your estate will become an owner if you die before any Annuitant and before the Annuity Date. If an owner who is not the Annuitant dies before any Annuitant and before the Annuity Date, the Cash Surrender Value will be paid within five years of the date of the owner’s death to the surviving owners in proportion to each owner’s percentage of ownership. We will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership.
The Cash Surrender Value on any day is the greater of:
1) the Accumulated Value minus any Surrender Charge; and
2) the minimum value required by section 7 of the Model Variable Annuity Regulation, Model #250.
There is no Cash Surrender Value if the Accumulated Value is zero.
In lieu of receiving the Cash Surrender Value as a lump sum, owners may receive proceeds according to settlement provisions. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value and to the extent permitted by law, to continue this Contract in force as the owner. This election by a Spouse may be made only once in this Contract.
The Cash Surrender Value payable under this provision will be calculated at the end of the Valuation Period during which we receive proof of death. Once calculated, the Cash Surrender Value may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, the Cash Surrender Value may increase or decrease daily and is not guaranteed as to minimum dollar amount.
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death benefit is calculated (“Exchange Date”). Any amount of the death benefit in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract.
If an election to receive Death Proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.

If the surviving Spouse elects to continue the Contract, the Standard Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse.
Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying annuity income under a Settlement Option, any amounts payable will depend on the terms of that Settlement Option. See Annuity Period—Settlement Options.

Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through a financial advisor or professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.
The minimum acceptable initial premium is $100,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
Purchasing a Contract
You purchase a Contract by submitting an application to us through a financial advisor or professional who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦
The amount of your initial premium must be at least $100,000.
♦
How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to Subaccounts.
♦
Whether you want an optional death benefit rider.
♦
The beneficiary or beneficiaries you want to receive the death proceeds payable.
♦
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on a Contract Owner’s and/or Annuitant’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
If the owner and annuitant differ on the application, you may also select a successor owner by completing the proper Thrivent form. The successor owner provision of the Contract is triggered upon the death of an owner.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is generally the date you sign the application. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
Allocation of Premiums
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation below.

The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. Interest guarantees are subject to Thrivent’s claims-paying ability. For the current interest rate, please call our Service Center at 1-800-847-4836.
The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges. Please see Transfer of Accumulated Value below for more information on transferring from the Fixed Account.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
If the investment advisor fees are deducted from the Accumulated Value, the value of the Fixed Account will be reduced on a pro rata basis.
Additional Information about the Fixed Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, the Fixed Account is generally not subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦
You allocate premiums to that Subaccount;
♦
You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
♦
Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount. For Federal Tax purposes, the term Spouse refers to an individual lawfully married to another individual.
We reduce the Accumulation Units in a Subaccount when:
♦
You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦
You make a surrender from that Subaccount; including if you elect to pay investment advisor fees from the Contract.
♦
Transfer charges are applied against the Subaccount;
♦
Expenses for optional death benefit rider (if applicable) are applied against the Subaccounts.
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)The Net Investment Factor for accumulation unit values for the Subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the Subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) and (4) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved for what we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3)Is the charge for mortality and expense risks that we deduct for each day in the Valuation Period and is based upon the daily Accumulated Value in each Subaccount. This charge may also be based upon the total Accumulated Value in the Subaccounts and is guaranteed not to exceed, on an annual basis, the Maximum Annual Mortality and Expense Risk Charge. An optional death benefit rider charge and fund facilitation fee may also apply.
(4)Is the charge for any Subaccount fee that reduces the Net Investment Factor. We deduct this charge for each day in the Valuation Period based on the daily Accumulated Value in the Subaccount.

Transfers of Accumulated Value
After the first allocation date and before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts and the Fixed Account. You can request a transfer by giving us Notice.
We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦
The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
♦
You may make 24 free transfers in any Contract Year. For each transfer in excess of 24 (excluding automatic transfers made through Dollar Cost Averaging or Automatic Asset Rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
Surrenders and Withdrawals
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable Surrender Charge or tax withholdings. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $10,000. Under certain circumstances the Contract Owner may make partial or full surrenders after the Annuity Date.
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request in good order before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract decreased by any Surrender Charge. See Charges — Surrender Charge.
When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $10,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $10,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $10,000 or whether instead you would like to make a full surrender of your Contract.
If there is no Surrender Charge or tax withholding associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the Surrender Charge and any tax withholding.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts and the Fixed Account according to the ratio for the Contract of the Accumulated Value in each Subaccount, and the Fixed Account to the Accumulated Value of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount.
If you elect to have the investment advisor fee paid from the Contract, the surrender will count toward the 10% free surrender amount. This may cause you to incur a Surrender Charge, if you exceed the 10% free amount in that Contract Year. Surrenders to pay the investment advisor fee will decrease the Standard Death Benefit and the optional death benefit (if elected) by the same proportion as the Accumulated Value was decreased by the amount taken. This means the reduction in benefit could be substantially more than the amount of the surrender. Also See Benefits Available Under the Contract. Considering the potentially significant effect on your Contract benefits, you should discuss with your financial advisor or professional if the investment advisor fee should be taken from the Contract, or if it should be paid from other assets.
After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain Settlement Options. See Annuity Period—Settlement Options.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial advisor or professional. Once we receive the Contract and Notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and Notice of cancellation. However, in certain states we must return your premium payment, if greater.

In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may delay payment of any surrender, Death Proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.

Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the contract owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “non-natural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Based on the guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will not treat a distribution from the Contract for the payment of investment advisor fees, as a taxable distribution as long as the following requirements are met:
♦
The Contract is a fee based advisor product;
♦
A written contract exists between the Contract Owner and the investment advisor;
♦
The fees are paid solely from the Contract to the investment advisor.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦
If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦
Other payments are taxed as annuity income payments.
♦
If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Federal Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1∕2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence (required minimum distributions – “RMDs”). Also, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the Owner notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor in this transaction may be a duly licensed registered representative and investment advisory representative of Thrivent Investment Management Inc. as well as an appointed insurance producer of Thrivent, or may be an investment advisory representative of another Thrivent entity.
Sales of the Contracts provide revenue to Thrivent and our affiliates. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a Contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical Community needs.
Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors, may charge you an investment advisor or similar fee under an agreement you have with them independent of Thrivent.
The investment advisor fee rate may be negotiable under certain circumstances. Circumstances in which the investment advisor fee may be negotiable can include the amount of assets, complexity of your financial situation, anticipated and actual level of services, among other factors. This investment advisor fee is in addition to the Contract and Portfolio charges described in the Fee and Expense Tables section.
No insurance commissions are paid to Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors in connection with the sale of AdvisorFlex Variable Annuity contracts. However, Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors may receive compensation through the charging of investment advisor fees.
In addition, compensation varies by product type. As a result, your financial advisor in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
Thrivent receives additional compensation, sometimes referred to as “revenue sharing,” from certain external variable investment trusts that are available investment options within this product. This compensation is in connection with services that Thrivent provides, including promoting and administering the contracts. This compensation is a factor in determining whether a Fund Facilitation Fee applies to a specific portfolio and the amount of that fee. The Fund Facilitation Fee helps provide us with the amount of revenue we require to meet our expenses and/or revenue targets.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Special Terms
Accumulated Value	The sum of the values for your Contract in subaccounts and the Fixed Account.
Age	The Annuitant’s Issue Age increased by one on each Contract Anniversary.
Annuitant	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date	A date when annuity income payments begin.
Cash Surrender Value	The Cash Surrender Value on any day is the greater of the Accumulated Value minus any Surrender Charge or the minimum amount required by law.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Owner
The person who controls all the rights under the Contract while the
Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.

Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	The date on which the application is signed.
Fixed Account
An investment allocation option that credits an interest rate. The Fixed
Account is part of our General Account. The Fixed Account is not a subaccount. For the current interest rate, please call our Service Center at 1-800-847-4836.

General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate
Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.

Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Maximum Anniversary Death Benefit (MADB) Rider
This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.

Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Owner, you, your, yours	The owner of this contract.
Portfolio	Each subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 408, 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.

Spouse
An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.

Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 3-year Surrender Charge period.
Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the determination of Accumulation Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to the subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/AdvisorFlex. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses (including fund facilitation fees) that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The current fund facilitation fee and current expenses plus the fund facilitation fee are shown in separate columns. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
					1 YEAR	5 YEAR	10 YEAR
Global Large-Stock Growth	American Funds IS® Global Growth Portfolio Class 1	0.41%[2]	0.35%	0.76%	22.91%	13.93%	9.85%
Large Blend	American Funds IS® Growth-Income Portfolio Class 1	0.28%	0.35%	0.63%	26.47%	13.65%	11.19%
Foreign Large Growth	American Funds IS® International Portfolio Class 1	0.53%	0.35%	0.88%	16.12%	5.10%	3.67%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio Class I	0.49%[2]	0.35%	0.84%	5.83%	1.34%	1.93%
Foreign Small/Mid Blend	DFA VA International Small Portfolio Institutional Class	0.40%	0.35%	0.75%	14.11%	7.86%	4.89%
Small Value	DFA VA US Targeted Value Portfolio Institutional Class	0.29%	0.35%	0.64%	20.03%	15.40%	9.00%
Diversified Emerging Mkts	Fidelity® VIP Emerging Markets Portfolio Initial Class	0.89%	0.20%	1.09%	9.66%	7.79%	5.18%
Foreign Large Growth	Fidelity® VIP Intl Capital Appreciation Portfolio Initial Class	0.78%	0.20%	0.98%	27.50%	11.43%	7.75%
Mid-Cap Value	Fidelity® VIP Value Portfolio Initial Class	0.60%	0.20%	0.80%	19.79%	15.98%	9.99%
Mid-Cap Growth	Janus Henderson Enterprise Portfolio Institutional Class	0.72%	0.20%	0.92%	18.07%	13.42%	12.10%
Intermediate Core Bond	John Hancock Core Bond Trust Portfolio Series 1	0.68%[2]	0.10%	0.78%	5.80%	1.05%	1.69%
Foreign Large Blend	John Hancock International Equity Index Portfolio Series 1	0.39%[2]	0.10%	0.49%	15.36%	6.90%	3.65%
Multisector Bond	John Hancock Strategic Income Opportunities Portfolio Series 1	0.79%[2]	0.10%	0.89%	7.37%	3.25%	2.79%
Large Blend	MFS® VIT II Blended Research Core Equity Portfolio Initial Class	0.43%[2]	0.10%	0.53%	28.53%	15.81%	11.10%
Corporate Bond	MFS® VIT II Corporate Bond Portfolio Initial Class	0.63%[2]	0.10%	0.73%	9.11%	2.67%	2.81%
Foreign Large Growth	MFS® VIT II International Intrinsic Value Portfolio Initial Class	0.89%[2]	0.10%	0.99%	17.66%	8.58%	6.92%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
					1 YEAR	5 YEAR	10 YEAR
Technology	MFS® VIT II Technology Portfolio Initial Class	0.85%[2]	0.10%	0.95%	54.23%	17.65%	15.56%
Global Real Estate	MFS® VIT III Global Real Estate Portfolio Initial Class	0.90%[2]	0.10%	1.00%	11.46%	6.41%	6.55%
Mid-Cap Value	MFS® VIT III Mid Cap Value Portfolio Initial Class	0.79%[2]	0.10%	0.89%	12.73%	12.90%	8.73%
Sub Large Value	MFS® VIT Value Series Portfolio Initial Class	0.69%[2]	0.10%	0.79%	7.93%	11.34%	8.52%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	1.12%	0.35%	1.47%	11.28%	2.40%	2.93%
Sub Global Bond	PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	0.86%	0.35%	1.21%	5.42%	1.12%	1.24%
Long Government	PIMCO VIT Long-Term US Government Portfolio Institutional Class	1.855%	0.35%	2.205%	4.14%	-1.15%	2.22%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio Institutional Class	0.69%	0.35%	1.04%	3.83%	3.31%	2.40%
Foreign Large Blend	Principal Diversified International Portfolio Class 1	0.89%	0.35%	1.24%	17.45%	8.01%	4.23%
Intermediate Government	Principal Government & High Qual Bond Portfolio Class 1	0.53%	0.35%	0.88%	4.64%	-0.06%	1.01%
Small Blend	Principal SmallCap Portfolio Class 1	0.85%	0.35%	1.20%	15.53%	11.39%	7.81%
Global Bond	Templeton Global Bond VIP Portfolio Class 1	0.50%[2]	0.20%	0.70%	3.19%	-1.89%	-0.41%
Large Growth	Thrivent All Cap Portfolio	0.68%	N/A	0.68%	22.13%	14.75%	10.10%
Allocation - 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	N/A	0.66%	12.46%	6.86%	5.32%
Allocation - 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.49%	N/A	0.49%	10.20%	4.73%	4.13%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[2]	N/A	1.15%	9.13%	3.32%	1.88%
Large Blend	Thrivent ESG Index Portfolio	0.36%[2]	N/A	0.36%	28.19%	N/A3	N/A3
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.63%	N/A	0.63%	22.03%	11.08%	7.95%
Health	Thrivent Healthcare Portfolio	0.85%[2]	N/A	0.85%	4.15%	10.65%	8.88%
High Yield Bond	Thrivent High Yield Portfolio	0.47%	N/A	0.47%	11.83%	4.25%	3.66%
Corporate Bond	Thrivent Income Portfolio	0.44%	N/A	0.44%	9.29%	3.04%	3.09%
Foreign Large Blend	Thrivent International Allocation Portfolio	0.75%	N/A	0.75%	18.11%	6.70%	3.47%
Foreign Large Blend	Thrivent International Index Portfolio	0.42%	N/A	0.42%	17.76%	N/A3	N/A3
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	N/A	0.43%	47.07%	17.99%	13.82%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
					1 YEAR	5 YEAR	10 YEAR
Large Blend	Thrivent Large Cap Index Portfolio	0.23%	N/A	0.23%	26.01%	15.42%	11.74%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	N/A	0.63%	12.87%	13.04%	9.37%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.45%	N/A	0.45%	6.38%	2.17%	1.97%
Global Large-Stock Blend	Thrivent Low Volatility Equity Portfolio[7]	0.90%[2]	N/A	0.90%	8.06%	7.58%	N/A4
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85%[2]	N/A	0.85%	17.12%	N/A3	N/A3
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	N/A	0.25%	16.19%	12.36%	8.98%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	N/A	0.66%	14.19%	13.12%	10.96%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.89%[2]	N/A	0.89%	13.31%	N/A3	N/A3
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	N/A	0.31%	4.88%	1.66%	1.02%
Multisector Bond	Thrivent Multidimensional Income Portfolio[8]	0.98%[2]	N/A	0.98%	8.36%	3.88%	N/A4
Multisector Bond	Thrivent Opportunity Income Plus Portfolio	0.70%	N/A	0.70%	8.93%	2.37%	2.51%
Real Estate	Thrivent Real Estate Securities Portfolio	0.87%	N/A	0.87%	10.14%	7.12%	7.41%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[2]	N/A	0.94%	9.86%	13.60%	N/A5
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	N/A	0.24%	15.79%	10.78%	8.41%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	N/A	0.70%	12.62%	14.55%	10.63%
Large Blend	Vanguard® VIF Capital Growth Portfolio	0.34%	0.35%	0.69%	27.98%	14.33%	12.85%
Foreign Large Growth	Vanguard® VIF International Portfolio	0.33%	0.35%	0.68%	14.65%	10.28%	6.80%
Short-Term Bond	Vanguard® VIF Short Term Investment Grade Portfolio	0.14%	0.35%	0.49%	6.16%	2.13%	1.93%
Small Growth	Vanguard® VIF Small Company Growth Portfolio[6]	0.29%	0.35%	0.64%	19.65%	9.98%	7.85%
Intermediate Core Bond	Vanguard® VIF Total Bond Market Index Portfolio	0.14%	0.10%	0.24%	5.58%	1.04%	1.71%
Large Blend	Vanguard® VIF Total Stock Market Index Portfolio	0.13%	0.10%	0.23%	25.95%	14.93%	11.29%
1The maximum Fund Facilitation Fee is 0.40%
2Current expenses reflect temporary fee reductions.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the perid shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/28/2017 and does not have annual returns for the period shown.
5The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/27/2018 and does not have annual returns for the period shown.
6Contracts with premium allocated to this portfolio as of April 29, 2020 may continue to add premium, as long as you do not transfer all of the Accumulated Value out of this portfolio. New contracts issued on or after April 30, 2020 may not invest in this portfolio.
7The Thrivent Low Volatility Equity Portfolio will merge into the Thrivent Global Stock Portfolio on or about July 26, 2024. The Low Volatility Equity subaccount will be closed to new money if you don't already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.
8The Thrivent Multidimensional Income Portfolio will merge into the Thrivent Opportunity Income Plus Portfolio on or about July 26, 2024. The

Multidimensional Income subaccount will be closed to new money if you do not already have funds in this subaccount at the end of the day on April 30, 2024. If you already have money in this subaccount, you may continue to invest until the merger has been completed.

thrivent

4321 N. Ballard Rd.
Appleton, WI 54919-0001

The Statement of Additional Information (SAI) dated April 30, 2024 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC16 W-WR-FPVA and state variations
EDGAR Contract No.C000183973 32094PR R4-24

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2024
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent AdvisorFlex Variable AnnuityTM Prospectus dated April 30, 2024 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/AdvisorFlex.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned by and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through one of our financial professionals who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•
The amount of your initial premium must be at least $100,000.
•
How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
•
Whether you want an optional death benefit rider.
•
The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
•
Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on a Contract Owner’s and/or Annuitant’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
For AdvisorFlex Variable Annuity Contracts, Thrivent does not pay commissions to the financial professionals because the financial professionals receive compensation in the form of the investment advisor fees paid by the Contract Owners.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
3

2023	2022	2021
$42,152,222	$66,002,566	$93,337,333
ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.5% and the Annuity 2000 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS
4

OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2023 and for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
6

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, surplus, and of cash flow for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 15, 2024

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2023 and 2022
(in millions)
	2023	2022
Admitted Assets
Bonds	$50,554	$50,056
Stocks	1,323	1,836
Mortgage loans	10,869	10,697
Real estate	41	43
Cash, cash equivalents and short-term investments	2,008	1,188
Contract loans	1,064	1,047
Receivables for securities	85	29
Limited partnerships	9,694	8,800
Other invested assets	822	290
Total cash and invested assets	76,460	73,986
Accrued investment income	742	489
Due premiums and considerations	124	122
Other assets	51	50
Separate account assets	36,144	33,288
Total Admitted Assets	$113,521	$107,935
Liabilities
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824
Deposit liabilities	5,549	4,626
Contract claims	509	522
Member dividends payable	420	375
Interest maintenance reserve	316	454
Asset valuation reserve	2,787	2,653
Borrowed money	—	903
Transfers due to/(from) separate accounts, net	(564)	(526)
Payable for securities	185	160
Securities lending obligation	644	291
Other liabilities	921	677
Separate account liabilities	36,042	33,208
Total Liabilities	$99,234	$94,167
Surplus
Unassigned funds	$14,264	$13,737
Other surplus	23	31
Total Surplus	$14,287	$13,768
Total Liabilities and Surplus	$113,521	$107,935
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Revenues
Premiums	$5,520	$5,033	$5,182
Considerations for supplementary contracts with life contingencies	230	83	94
Net investment income	3,233	3,410	4,098
Separate account fees	739	758	832
Amortization of interest maintenance reserve	88	91	103
Other revenues	68	71	37
Total Revenues	$9,878	$9,446	$10,346
Benefits and Expenses
Death benefits	$1,289	$1,338	$1,373
Surrender benefits	4,472	3,634	3,650
Change in reserves	1,640	849	228
Other benefits	2,237	1,925	1,989
Total benefits	9,638	7,746	7,240
Commissions	280	275	305
General insurance expenses	950	822	821
Fraternal benefits and expenses	169	166	236
Transfers due to/(from) separate accounts, net	(2,153)	(1,018)	(812)
Total expenses and net transfers	(754)	245	550
Total Benefits and Expenses	$8,884	$7,991	$7,790
Gain from Operations before Dividends and Capital Gains and Losses	$994	$1,455	$2,556
Member dividends	419	375	292
Gain from Operations before Capital Gains and Losses	$575	$1,080	$2,264
Realized capital gains and (losses), net	(62)	69	298
Net Income	$513	$1,149	$2,562
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Surplus, Beginning of Year	$13,768	$13,695	$10,699
Prior year adjustment	40	11	—
Adjusted Balance – Beginning of Year	$13,808	$13,706	$10,699
Net income	513	1,149	2,562
Change in unrealized investment gains and losses	(20)	(758)	722
Change in non-admitted assets	32	(63)	(25)
Change in asset valuation reserve	(134)	(269)	(413)
Change in surplus of separate account	22	(18)	(2)
Deferred gain on Medicare supplement reinsurance	(8)	31	—
Pension liability adjustment	74	(10)	152
Surplus, End of Year	$14,287	$13,768	$13,695
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2023, 2022 and 2021
(in millions)
	2023	2022	2021
Cash from Operations
Premiums	$5,743	$5,104	$5,269
Net investment income	2,672	2,501	2,536
Other revenues	807	829	869
	9,222	8,434	8,674
Benefit and loss-related payments	(8,010)	(6,940)	(7,047)
Transfers (to)/from separate account, net	2,115	1,129	752
Commissions and expenses	(1,383)	(1,287)	(1,355)
Member dividends	(376)	(292)	(286)
Other	3	5	(9)
Net Cash from Operations	$1,571	$1,049	$729
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$6,723	$7,293	$12,421
Stocks	1,158	1,172	1,404
Mortgage loans	661	827	1,038
Limited partnerships	821	1,239	2,156
Other	449	112	135
	9,812	10,643	17,154
Cost of investments acquired or originated:
Bonds	(7,328)	(9,676)	(14,827)
Stocks	(631)	(1,226)	(1,062)
Mortgage loans	(812)	(1,253)	(1,664)
Limited partnerships	(1,787)	(1,666)	(1,985)
Other	(393)	(60)	(10)
	(10,951)	(13,881)	(19,548)
Transactions under mortgage dollar roll program, net	(67)	742	1,758
Change in net amounts due (to)/from broker	(55)	(678)	(1,784)
Change in collateral held for securities lending	352	(46)	72
Change in contract loans	(17)	16	56
Net Cash from Investments	$(926)	$(3,204)	$(2,292)
Cash from Financing and Miscellaneous Sources
Borrowed money	$—	$900	$—
Net deposits (payments) on deposit-type contracts	23	107	325
Other	152	41	72
Net Cash from Financing and Miscellaneous Sources	$175	$1,048	$397
Net Change in Cash, Cash Equivalents and Short-Term Investments	$820	$(1,107)	$(1,166)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,188	$2,295	$3,461
Cash, Cash Equivalents and Short-Term Investments, End of Year	$2,008	$1,188	$2,295
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$74	$136	$141
Transferred collateral on collateralized fund obligation	$739	$—	$—
FHLB conversion from borrowed money to funding agreements	$900	$—	$—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2023, 2022 and 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $159 million and $92 million in the mortgage dollar roll program as of December 31, 2023 and 2022, respectively.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are valued using the market or income comparable approach. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, derivative instruments, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans are carried at amortized cost. Derivatives are primarily carried at fair value. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices and include the value of seed money. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Interest Maintenance Reserve
Thrivent is required by the NAIC to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation: For GAAP purposes, subsidiaries are consolidated into the results of their parent. Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2023 and 2022 and for the three years in the period ended December 31, 2023, have not been quantified but are presumed to be material.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

New Accounting Guidance
In 2023, Thrivent adopted modifications to SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies), SSAP No. 32R (Preferred Stock) and SSAP No. 30R (Common Stock). The key revisions clarify that in-substance residual tranches or interests should focus on the substance of the investment rather than the form and be reported as Other Invested Assets. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
In 2022, Thrivent adopted modifications to SSAP No. 43R (Loan-Backed and Structured Securities). The key revisions clarify that residual tranches or interests shall be reported on Schedule BA - Other Long-Term Investments and valued at the lower of amortized cost or fair value. The guidance is effective beginning December 31, 2022 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. During 2022, Thrivent identified adjustments impacting the beginning of year surplus balance. The pension plan was in an overfunded position of $72 million which should have been reported as a non-admitted asset. A reserve related to universal life contracts with secondary guarantees was overstated by $27 million. An incurred but not reported liability related to universal life disability waivers on a closed block of business was overstated by $14 million. The investment income due and accrued on certain affiliated bonds was recorded incorrectly and understated by $42 million. Thrivent reported an increase to opening surplus of $40 million and $11 million in 2023 and 2022, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 15, 2024, the date the statutory-basis financial statements were available to be issued. Effective February 15, 2024, Thrivent’s Board of Directors approved an increase to the maximum borrowing capacity for the FHLB to $6 billion. There were no other subsequent events or transactions which required recognition or disclosure.
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2023
U.S. government and agency securities	$1,536	$17	$(116)	$1,437
U.S. state and political subdivision securities	97	15	(1)	111
Securities issued by foreign governments	74	—	(4)	70
Corporate debt securities	39,209	644	(2,767)	37,086
Residential mortgage-backed securities	3,979	9	(447)	3,541
Commercial mortgage-backed securities	1,916	5	(160)	1,761
Collateralized debt obligations	2	8	—	10
Other debt obligations	1,521	2	(22)	1,501
Affiliated bonds	2,220	98	(124)	2,194
Total bonds	$50,554	$798	$(3,641)	$47,711
December 31, 2022
U.S. government and agency securities	$1,599	$4	$(129)	$1,474
U.S. state and political subdivision securities	97	13	(1)	109
Securities issued by foreign governments	83	—	(6)	77
Corporate debt securities	38,909	348	(3,824)	35,433
Residential mortgage-backed securities	4,046	3	(519)	3,530
Commercial mortgage-backed securities	1,978	1	(196)	1,783
Collateralized debt obligations	2	10	—	12
Other debt obligations	1,276	—	(48)	1,228
Affiliated bonds	2,066	—	(131)	1,935
Total bonds	$50,056	$379	$(4,854)	$45,581
The admitted value of corporate debt securities issued in foreign currencies was $773 million and $547 million as of December 31, 2023 and 2022, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Fair Value
December 31, 2023
Due in 1 year or less	$3,347	$3,332
Due after 1 year through 5 years	13,144	12,833
Due after 5 years through 10 years	13,321	12,458
Due after 10 years through 20 years	8,574	8,314
Due after 20 years	13,674	12,280
Total	$52,060	$49,217
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2023
U.S. government and agency securities	7	$262	$(3)	31	$791	$(112)
U.S. state and political subdivision securities	—	—	—	2	12	(1)
Securities issued by foreign governments	—	—	—	9	70	(4)
Corporate debt securities	209	1,362	(60)	3,428	26,246	(2,707)
Residential mortgage-backed securities	10	151	(1)	267	3,064	(446)
Commercial mortgage-backed securities	6	52	(2)	180	1,565	(158)
Other debt obligations	21	121	—	150	690	(22)
Affiliated bonds	1	1,170	(56)	1	557	(69)
Total bonds	254	$3,118	$(122)	4,068	$32,995	$(3,519)
December 31, 2022
U.S. government and agency securities	40	$1,039	$(108)	3	$120	$(21)
U.S. state and political subdivision securities	2	12	(2)	—	—	—
Securities issued by foreign governments	9	69	(6)	—	—	—
Corporate debt securities	3,710	27,546	(2,995)	433	2,885	(829)
Residential mortgage-backed securities	258	2,104	(211)	49	1,336	(307)
Commercial mortgage-backed securities	178	1,530	(147)	25	216	(49)
Other debt obligations	125	527	(19)	88	406	(29)
Affiliated bonds	2	1,513	(131)	—	—	—
Total bonds	4,324	$34,340	$(3,619)	598	$4,963	$(1,235)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2023	2022
Unaffiliated Preferred Stocks:
Cost	$382	$463
Gross unrealized gains	6	7
Gross unrealized losses	(35)	(32)
Fair value	$353	$438
Statement value	$365	$461
Unaffiliated Common Stocks:
Cost	$467	$753
Gross unrealized gains	111	126
Gross unrealized losses	(11)	(58)
Fair value/statement value	$567	$821
Affiliated Common Stocks:
Cost	$321	$345
Gross unrealized gains	35	27
Gross unrealized losses	(97)	(62)
Fair value/statement value	$259	$310
Affiliated Mutual Funds and ETFs:
Cost	$118	$259
Gross unrealized gains	15	4
Gross unrealized losses	(1)	(19)
Fair value/statement value	$132	$244
Total statement value	$1,323	$1,836
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.9 billion and $10.7 billion for the years ended December 31, 2023 and 2022. There was no allowance for credit losses as of December 31, 2023 or 2022.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2023	2022
In good standing	$10,848	$10,676
Restructured loans, in good standing	21	20
Delinquent	—	1
In process of foreclosure	—	—
Total mortgage loans	$10,869	$10,697

	2023	2022
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.2%	0.6%
Total principal	$1	$23
Number of loans	1	27
Interest Rates for Loans Issued During the Year:
Maximum	7.3%	6.4%
Minimum	4.4%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	82%	63%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2023	2022
Current	$10,851	$10,695
30 – 59 days past due	18	1
60 – 89 days past due	—	—
90 – 179 days past due	—	1
180+ days past due	—	—
Total mortgage loans	$10,869	$10,697
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$1
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2023	2022
Geographic Region:
Pacific	30%	31%
South Atlantic	19	19
East North Central	7	8
West North Central	8	9
Mountain	7	7
Mid-Atlantic	12	11
West South Central	12	10
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2023	2022
Property Type:
Industrial	26%	25%
Retail	16	17
Office	13	14
Church	8	8
Apartments	30	29
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2023 and 2022, Thrivent held impaired loans with carrying values of $39 million and $22 million, and unpaid principal balances of $47 million and $22 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021. The average recorded investment in impaired mortgage loans was $10 million

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

and $7 million for the years ended December 31, 2023 and 2022, respectively. Interest income recognized on impaired mortgage loans was $2 million for the year ended December 31, 2023, and less than $1 million for both years ended December 31, 2022 and 2021.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During both years ended December 31, 2023 and 2022, Thrivent restructured two loans with a carrying value of $2 million.
For the years ended December 31, 2023 and 2022, Thrivent held eight mortgage loans with a carrying value of $21 million and seven loans with a carrying value of $20 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2023, the eight restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2022, there was one restructured mortgage loan with a payment default greater than 90 days with a carrying value of $1 million.
During the years ended December 31, 2023 and 2022, there were no mortgage loans that were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2023	2022
Home office properties	$141	$141
Held-for-sale	—	—
Total before accumulated depreciation	141	141
Accumulated depreciation	(100)	(98)
Total real estate	$41	$43
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million realized capital gain was recognized on the sale of the property in 2021.
In November 2022, Thrivent sold a corporate office property for a cash payment of $4 million. A realized capital gain of less than $1 million was recognized on the sale of the property in 2022.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2023
Assets:
Call spread options	$161	$1,091	$(13)
Futures	—	299	(172)
Foreign currency swaps	51	726	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Total assets	$212	$2,116	$(175)
Liabilities:
Call spread options	$(110)	$1,144	$18
Futures	—	1,063	—
Foreign currency swaps	(9)	84	1
Covered written call options	—	—	—
Total liabilities	$(119)	$2,291	$19
As of and for the year ended December 31, 2022
Assets:
Call spread options	$48	$936	$(28)
Futures	—	234	11
Foreign currency swaps	77	750	11
Interest rate swaps	—	—	(2)
Covered written call options	—	—	—
Total assets	$125	$1,920	$(8)
Liabilities:
Call spread options	$(32)	$961	$17
Futures	—	1,424	—
Foreign currency swaps	(1)	65	1
Covered written call options	—	—	6
Total liabilities	$(33)	$2,450	$24
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2023, 2022 and 2021, zero, $4 million and $16 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2023	2022
Loaned Securities:
Carrying value	$654	$303
Fair value	629	282
Cash Collateral Reinvested:
Open	$292	$63
30 days or less	196	112
31 - 60 days	46	59
61 - 90 days	75	15
91 - 120 days	5	6
121 - 180 days	15	10
181 - 365 days	—	11
1 - 2 years	15	15
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$644	$291
Cash collateral liabilities	$644	$291
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2023	2022
Bonds:
Carrying value	$30	$52
Fair value	30	52
Short-term Investments:
Carrying value	$115	$46
Fair value	115	46
Cash Equivalents:
Carrying value	$499	$193
Fair value	499	193
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2023, Thrivent completed 33 transactions, selling 26 securities with a book value totaling $1 million where the cost to repurchase within 30 days totaled $1 million. The net gain for securities sold and later repurchased totaled less than $1 million. At December 31, 2022, Thrivent completed 1,251 transactions, selling 61 securities with a book value totaling $12 million where the cost to repurchase within 30 days totaled $13 million. The net gain for securities sold and later repurchased totaled $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $30 million and $10 million for the years ended December 31, 2023 and 2022, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Bonds:
1st quarter	$85	$25
2nd quarter	100	70
3rd quarter	30	30
4th quarter	80	30

December 31, 2022	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	90	10
3rd quarter	55	—
4th quarter	45	10

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2023	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$87	$26
2nd quarter	102	71
3rd quarter	31	31
4th quarter	82	31

December 31, 2022	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	92	10
3rd quarter	56	—
4th quarter	46	10
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the FHLB. FHLB membership required an initial purchase of membership stock and gives Thrivent access to low-cost funding. As of December 31, 2023, Thrivent held both activity-based and membership stock. Thrivent held membership stock of $9 million as of December 31, 2023, and zero as of December 31, 2022, and activity-based stock of $68 million and $25 million as of December 31, 2023 and 2022, respectively. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of borrowed funds or funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowed funds or funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account. As of December 31, 2023, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The amount of collateral pledged to FHLB as of December 31 (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,296	$2,637	$1,510	$1,559	$1,732	$900
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2023			2022
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,452	$2,964	$1,800	$1,559	$1,732	$900

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the borrowed funds and funding agreements, excluding accrued interest, was $1.5 billion and $900 million as of December 31, 2023 and 2022, respectively. Interest accrues as of December 31, 2023 and 2022 at a weighted average rate of 5.4% and 3.8%, respectively. Interest paid in 2023 and 2022 was $73 million and $12 million, respectively. The outstanding deposit liabilities of $1.5 billion as of December 31, 2023 have scheduled maturity dates through 2026 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of borrowed funds and funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2023	2022	2023	2022
Borrowed Money	$—	$900	$—	$—
Funding Agreements	1,510	—	1,517	—
Other	—	—	—	—
Aggregate Total	$1,510	$900	$1,517	$—
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.4 billion and $2.2 billion at December 31, 2023 and 2022, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2023 and 2022.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Bonds	$2,107	$1,854	$1,792
Preferred stock	20	22	21
Unaffiliated common stocks	17	24	22
Affiliated common stocks	77	165	101
Mortgage loans	417	400	423
Real estate	12	12	13
Contract loans	75	75	78
Cash, cash equivalents and short-term investments	63	25	5
Limited partnerships	547	901	1,680
Other invested assets	30	17	31
Gross investment income	3,365	3,495	4,166
Investment expenses	(130)	(82)	(63)
Depreciation on real estate	(2)	(3)	(5)
Net investment income	$3,233	$3,410	$4,098
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2023, there were 68 securities with a callable or tender feature sold or redeemed totaling $2 million. During 2022, there were 207 securities with a callable or tender feature sold or redeemed totaling $29 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are nonadmitted. As of December 31, 2023 the total amount of gross, nonadmitted and admitted amounts of interest income due and accrued is $760 million, $18 million and $742 million, respectively. Aggregate deferred interest is $182 million as of December 31, 2023. Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2023	2022	2021
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$93	$90	$302
Gross losses	(140)	(190)	(122)
Stocks:
Gross gains	131	168	348
Gross losses	(64)	(75)	(18)
Futures	(172)	11	(20)
Other	65	(1)	5
Net gains and (losses) on sales	(87)	3	495
Provisions for Losses:
Bonds	(15)	(17)	(5)
Stocks	—	—	—
Other	(8)	(1)	—
Total provisions for losses	(23)	(18)	(5)
Realized capital gains and (losses)	(110)	(15)	490
Transfers to interest maintenance reserve	48	84	(192)
Realized capital gains and (losses), net	$(62)	$69	$298
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.7 billion, $5.7 billion and $11.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent recognized other-than-temporary impairments (OTTI) during the year ended December 31, 2023 on loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2023, the amortized cost basis for these securities, prior to any current-period OTTI was $32 million. The OTTI recognized in earnings as a realized loss totaled $4 million. The fair value of the securities as of the date impaired totaled $25 million. The amortized cost basis after the current-period impairment totaled $28 million.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2023	2022
Life insurance reserves	$25,648	$25,197
Disability and long-term care active life reserves	83	98
Disability and long-term care unpaid claims and claim reserves	358	367
Annuity reserves	19,777	18,768
Health contracts	6,559	6,394
Aggregate reserves for life, annuity and health contracts	$52,425	$50,824

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
With market value adjustment	$1,374	$169	$—	$1,543	3%
At book value less a surrender charge of 5% or more	4,304	—	—	4,304	8
At fair value	—	—	32,931	32,931	62
Total with market value adjustment or at fair value	5,678	169	32,931	38,778	73
At book value without adjustment	12,537	—	—	12,537	24
Not subject to discretionary withdrawal	1,562	—	47	1,609	3
Total	$19,777	$169	$32,978	$52,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$324	$—	$—	$324
December 31, 2022
Subject to Discretionary Withdrawal:
With market value adjustment	$—	$146	$—	$146	1%
At book value less a surrender charge of 5% or more	1,896	—	—	1,896	4
At fair value	—	—	30,627	30,627	61
Total with market value adjustment or at fair value	1,896	146	30,627	32,669	66
At book value without adjustment	15,348	—	—	15,348	31
Not subject to discretionary withdrawal	1,524	—	43	1,567	3
Total	$18,768	$146	$30,670	$49,584	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$354	$—	$—	$354

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2023
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,580	$—	$—	$3,580	64%
Total with market value adjustment or at fair value	3,580	—	—	3,580	64
At book value without adjustment	1,893	—	—	1,893	34
Not subject to discretionary withdrawal	76	—	13	89	2
Total	$5,549	$—	$13	$5,562	100%
December 31, 2022
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,125	$—	$—	$4,125	89%
Total with market value adjustment or at fair value	4,125	—	—	4,125	89
At book value without adjustment	435	—	—	435	9
Not subject to discretionary withdrawal	66	—	14	80	2
Total	$4,626	$—	$14	$4,640	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2023	2022
Aggregate reserves for life, annuity and health contracts	$19,777	$18,768
Deposit liabilities	5,549	4,626
Liabilities related to separate accounts	33,160	30,830
Total	$58,486	$54,224

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2023
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,381	$10,368	$10,400	$—	$—	$—
Universal life with secondary guarantees	1,628	1,497	1,741	1,454	1,302	1,321
Other permanent cash value life insurance	—	12,280	13,220	—	—	—
Variable universal life	46	46	59	995	992	998
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	83	XXX	XXX	—
Disability – disable lives	XXX	XXX	345	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,055	$24,191	$26,902	$2,449	$2,294	$2,319
Reinsurance ceded	643	814	813	—	—	—
Total	$11,412	$23,377	$26,089	$2,449	$2,294	$2,319
December 31, 2022
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,358	$10,345	$10,377	$—	$—	$—
Universal life with secondary guarantees	1,469	1,335	1,564	1,129	996	1,021
Other permanent cash value life insurance	—	12,070	12,988	—	—	—
Variable universal life	43	43	57	829	826	831
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,043	XXX	XXX	—
Accidental death benefits	XXX	XXX	14	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	98	XXX	XXX	—
Disability – disable lives	XXX	XXX	353	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,870	$23,793	$26,496	$1,958	$1,822	$1,852
Reinsurance ceded	(531)	(680)	(834)	—	—	—
Total	$11,339	$23,113	$25,662	$1,958	$1,822	$1,852

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2023 and 2022, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumptions to now include a 10% equity allocation to the asset portfolio for both closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease that brought the PDR to zero for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2023 and 2022, totaling $5.7 billion and $7.0 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2023 and 2022, totaled $20 million and $24 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2023
Ordinary new business	$8	$—
Ordinary renewal	78	109
Total	$86	$109
December 31, 2022
Ordinary new business	$9	$1
Ordinary renewal	73	108
Total	$82	$109
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2023	2022	2021	2020	2019
Risk charge paid	$118	$114	$119	$102	$104
Payments for guaranteed benefits	19	22	6	7	5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2023
Reserves:
For accounts with assets at fair value	$168	$35,310	$35,478
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$168	$—	$168
At fair value	—	35,250	35,250
Not subject to discretionary withdrawal	—	60	60
Total	$168	$35,310	$35,478
December 31, 2022
Reserves:
For accounts with assets at fair value	$146	$32,536	$32,682
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$146	$—	$146
At fair value	—	32,479	32,479
Not subject to discretionary withdrawal	—	57	57
Total	$146	$32,536	$32,682

	2023	2022	2021
Premiums, Considerations and Deposits:
Non-indexed guarantee	$1	$—	$—
Non-guaranteed	1,473	1,986	2,531
Total	$1,474	$1,986	$2,531

	2023	2022	2021
Transfers to separate accounts	$1,474	$1,986	$2,531
Transfers from separate accounts	(3,592)	(2,981)	(3,335)
Other items	(35)	(23)	(8)
Transfers to separate accounts, net	$(2,153)	$(1,018)	$(812)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2023	2022
Net balance at January 1	$1,078	$1,036
Incurred Related to:
Current year	451	454
Prior years	(58)	(74)
Total incurred	393	380
Paid Related to:
Current year	53	52
Prior years	299	286
Total paid	352	338
Net balance at December 31	$1,119	$1,078
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2023	2022	2021
Direct premiums	$5,731	$5,256	$5,289
Reinsurance ceded	(211)	(223)	(107)
Net premiums	$5,520	$5,033	$5,182
Reinsurance claims recovered	$180	$201	$131
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2023	2022
Life insurance	$813	$835
Accident-and-health	40	39
Total	$853	$874
During 2022, Thrivent entered into a reinsurance agreement whereby certain medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 74% of the reinsurance recoverable as of December 31, 2023.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2023 and 2022.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2023	2022
Unrealized gains and (losses)	$634	$654
Non-admitted assets	(355)	(315)
Separate accounts	102	80
Asset valuation reserve	(2,787)	(2,653)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, certain cash equivalents, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets, primarily derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third-party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third-party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third-party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Fair values on borrowed money and funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans’ aggregate unpaid balance which approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2023
Assets:
Bonds	$434	$—	$—	$434
Unaffiliated preferred stocks	—	45	—	45
Unaffiliated common stocks	490	—	—	490
Cash, cash equivalents and short-term investments	707	—	—	707
Separate account assets	—	36,144	—	36,144
Other invested assets	—	51	161	212
Total	$1,631	$36,240	$161	$38,032
Liabilities:
Other liabilities	$—	$9	$109	$118
December 31, 2022
Assets:
Bonds	$388	$—	$—	$388
Unaffiliated preferred stocks	—	207	—	207
Unaffiliated common stocks	796	—	—	796
Cash, cash equivalents and short-term investments	197	—	—	197
Separate account assets	—	33,288	—	33,288
Other invested assets	—	77	48	125
Total	$1,381	$33,572	$48	$35,001
Liabilities:
Other liabilities	$—	$1	$32	$33

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2023	2022
Assets:
Balance, January 1	$48	$118
Purchases	98	93
Sales	(69)	(6)
Realized gains and (losses) net income	(12)	(27)
Unrealized gains and (losses) surplus	96	(130)
Balance, December 31	$161	$48
Liabilities:
Balance, January 1	$32	$91
Purchases	60	69
Sales	(69)	(40)
Realized gains and (losses) net income	18	18
Unrealized gains and (losses) surplus	68	(106)
Balance, December 31	$109	$32
Transfers
During 2023, Thrivent transferred $119 million into Level 2 from Level 3 and $27 million into Level 3 from Level 2 for bonds and preferred stocks. During 2022, Thrivent transferred $143 million into Level 2 from Level 3 and $139 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets:
Bonds	$50,554	$1,727	$32,304	$13,680	$47,711
Unaffiliated preferred stocks	365	—	118	235	353
Unaffiliated common stocks	567	490	77	—	567
Affiliated common stock	259	—	259	—	259
Affiliated mutual funds and ETFs	132	69	63	—	132
Mortgage loans	10,869	—	—	9,503	9,503
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,008	707	1,301	—	2,008
Limited partnerships	9,694	—	—	9,694	9,694
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	36,144	—	36,144	—	36,144
Other invested assets	822	2	138	690	830
Financial Liabilities:
Deferred annuities	$17,351	$—	$—	$16,793	$16,793
Other deposit contracts	2,582	—	1,517	1,065	2,582
Borrowed money	—	—	—	—	—
Other liabilities	118	—	9	109	118
Separate account liabilities	36,042	—	36,042	—	36,042

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets:
Bonds	$50,056	$1,528	$30,779	$13,274	$45,581
Unaffiliated preferred stocks	461	—	207	231	438
Unaffiliated common stocks	821	796	25	—	821
Affiliated common stock	310	—	310	—	310
Affiliated mutual funds and ETFs(1)	244	158	86	—	244
Mortgage loans	10,697	—	—	9,794	9,794
Contract loans	1,047	—	—	1,047	1,047
Cash, cash equivalents and short-term investments	1,188	197	991	—	1,188
Limited partnerships	8,800	—	—	8,800	8,800
Real estate – held-for-sale	—	—	—	—	—
Assets held in separate accounts	33,288	—	33,288	—	33,288
Other invested assets	290	3	162	134	299
Financial Liabilities:
Deferred annuities	$16,623	$—	$—	$16,133	$16,133
Other deposit contracts	1,061	—	—	1,061	1,061
Borrowed money	903	—	903	—	903
Other liabilities	33	—	1	32	33
Separate account liabilities	33,208	—	33,208	—	33,208

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 affiliated mutual funds and ETFs to present ETFs, totaling $56 million, in level 2 to level 1.
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2023	2022	2021	2023	2022	2021
Service cost	$20	$21	$21	$2	$2	$2
Interest cost	53	36	33	4	3	3
Expected return on plan assets	(74)	(86)	(78)	—	—	—
Other	4	—	13	(2)	(1)	—
Net periodic cost	$3	$(29)	$(11)	$4	$4	$5

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,067	$1,284	$87	$109
Service cost	20	21	2	2
Interest cost	53	36	4	3
Actuarial (gain) loss	35	(213)	(8)	(21)
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,112	$1,067	$76	$87
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,139	$1,356	$—	$—
Actual return on plan assets	173	(156)	—	—
Employer contribution	—	—	9	6
Transfers from defined contribution plan	1	—	—	—
Benefits paid	(64)	(61)	(9)	(6)
Fair value of plan assets, end of year	$1,249	$1,139	$—	$—
The significant changes in actuarial (gain)/loss of the 2023 projected benefit obligation primarily relates to a decreased discount rate and assumption changes. The significant changes in actuarial (gain)/loss of the 2022 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Funded Status:
Accrued benefit costs	$—	$—	$(108)	$(113)
Asset (Liability) for pension benefits	137	72	32	26
Total overfunded (unfunded) liabilities	$137	$72	$(76)	$(87)
Deferred Items:
Net (gain) loss	$87	$154	$(23)	$(16)
Net prior service cost	—	—	(9)	(10)
Accumulated amounts recognized in periodic pension expenses	$224	$226	$(108)	$(113)
Accumulated benefit obligation	$1,093	$1,046	$76	$87

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2023 and 2022, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2022	$—	$125	$125	$(11)	$4	$(7)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	29	29	—	(20)	(20)
Net gain (loss) recognized	—	—	—	—	—	—
Balance, December 31, 2022	$—	$154	$154	$(10)	$(16)	$(26)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(64)	(64)	—	(8)	(8)
Net gain (loss) recognized	—	(3)	(3)	—	1	1
Balance, December 31, 2023	$—	$87	$87	$(9)	$(23)	$(32)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2023	2022	2023	2022
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2023	2022	2023	2022
Weighted Average Assumptions:
Discount rate	5.0%	5.2%	5.0%	5.2%
Expected return on plan assets	6.8	6.5	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	4.5	3.9	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.4% and 6.0% in 2023 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2033. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2024 – $74 million; 2025 – $77 million; 2026 – $79 million; 2027 – $82 million; 2028 –$81 million; and 2029 to 2033 – $425 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2024 – $8 million; 2025 – $8 million; 2026 – $7 million; 2027 – $7 million; 2028 – $7 million; and 2029 to 2033 – $28 million.
The minimum pension contribution required for 2023 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2024.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2023	2022(1)	2023	2022(1)
Equity securities	53%	52%	52%	49%
Private Equity	15	15	14	15
Fixed income and other securities	32	33	34	36
Fixed income and other securities	100%	100%	100%	100%

(1)
2022 amounts have been conformed to current year presentation. A correction has been made to 2022 actual allocation to adjust short-term investments, totaling 11% of total, from equity securities to fixed income and other securities.
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2023
Fixed Maturity Securities:
U.S. government and agency securities	$75	$5	$—	$80
Corporate debt securities	—	116	—	116
Residential mortgage-backed securities	—	83	—	83
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	3	7	—	10
Common stocks	512	—	—	512
Affiliated mutual funds – equity funds	—	126	—	126
Short-term investments	75	53	—	128
Limited partnerships	—	—	176	176
Derivatives	1	—	—	1
Total	$666	$397	$176	$1,239
December 31, 2022
Fixed Maturity Securities:
U.S. government and agency securities	$75	$3	$—	$78
Corporate debt securities	—	121	—	121
Residential mortgage-backed securities	—	61	—	61
Commercial mortgage-backed securities	—	10	—	10
Other debt obligations	3	12	—	15
Common stocks	439	—	—	439
Affiliated mutual funds – equity funds	—	130	—	130
Short-term investments	—	131	—	131
Limited partnerships	—	—	177	177
Derivatives	—	—	—	—
Total	$517	$468	$177	$1,162
The fair value of the pension plan assets as presented in the table above does not include net accrued assets of $10 million and liabilities of $23 million as of December 31, 2023 and 2022, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2023 or 2022. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2023, 2022 and 2021, Thrivent contributed $42 million, $43 million and $41 million, respectively, to these plans.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

As of December 31, 2023 and 2022, $55 million and $64 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2023, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $280 million and $279 million as of December 31, 2023 and 2022, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.7 billion and $4.3 billion as of December 31, 2023 and 2022, respectively.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $16 million and $17 million for each of the years ended December 31, 2023, 2022 and 2021 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2023 were $178 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2024 – $19 million; 2025 – $18 million; 2026 – $16 million; 2027 – $15 million and thereafter – $110 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2022, values was completed on July 3, 2023 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $260 million and $310 million related to Holdings for the years ended December 31, 2023 and 2022, respectively. Non-admitted values related to Holdings were $61 million and $46 million for the years ended December 31, 2023 and 2022, respectively.
During 2023, Thrivent received cash distributions of $602 million and $211 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings and Thrivent Education Funding LLC (“TEF”) in the amounts of $1.4 billion, $427 million, $20 million and $37 million respectively.
During 2023, Thrivent received cash distributions of $74 million from Holdings, treated as dividends.
During 2023, Thrivent received $30 million from TEF and $1 million from Gold Ring Holdings, LLC which were treated as return of capital.
Other Related Party Transactions
Thrivent has invested $132 million and $244 million in various Thrivent mutual funds/ETFs as of December 31, 2023 and 2022, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $144 million, $129 million and $108 million for the years ended December 31, 2023, 2022 and 2021, respectively. The net receivables due from affiliates for the years ended December 31, 2023 and 2022 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $106 million, $134 million and $173 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $184 million, $194 million and $218 million for the years ended December 31, 2023, 2022 and 2021, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In December 2018, Thrivent acquired a variable funding note (VFN) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture and was last amended in December 2023 and allows for a maximum aggregate principal amount of $2.0 billion and is collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $367 million and $1.0 billion as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $273 million in the VFN and received $876 million of principal payments.
In August 2021, TEF entered into an agreement, last amended August 2023, to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $500 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2023, TEF was not required to purchase any student loans under the terms of the agreement.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $626 million and $619 million as of December 31, 2023 and 2022, respectively. During 2023, Thrivent invested $626 million in the VFN and received $587 million of principal payments.
In April 2022, Holdings sold Thrivent Trust Company of Tennessee, Inc. to an unrelated third party.
In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2023, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS, which is collateralized by student loans, is supported by an indenture that allows for a maximum aggregate principal amount of $750 million. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $1.2 billion and $422 million as of December 31, 2023 and 2022, respectively.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $430 million as of December 31, 2023.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I indicated in Note 1, as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended on December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2024
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2023
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$267,421	$—	$267,421	$—	$267,421	$267,421	$—	$267,421	$258,838	7,884
American Funds IS® Global Growth Class 4	$48,065,408	$—	$48,065,408	$—	$48,065,408	$48,065,408	$—	$48,065,408	$52,442,149	1,453,005
American Funds IS® Growth-Income Class 1	$1,246,608	$—	$1,246,608	$—	$1,246,608	$1,246,608	$—	$1,246,608	$1,175,292	21,036
American Funds IS® Growth-Income Class 4	$41,119,381	$—	$41,119,381	$—	$41,119,381	$41,119,381	$—	$41,119,381	$38,672,398	717,115
American Funds IS® International Growth and Income Class 4	$8,395,304	$—	$8,395,304	$—	$8,395,304	$8,395,304	$—	$8,395,304	$10,149,705	868,180
American Funds IS® International Class 1	$575,178	$—	$575,178	$—	$575,178	$575,178	$—	$575,178	$600,548	32,867
American Funds IS® International Class 4	$5,035,301	$—	$5,035,301	$—	$5,035,301	$5,035,301	$—	$5,035,301	$5,626,842	293,946
BlackRock Total Return V.I. Class I	$393,977	$—	$393,977	$—	$393,977	$393,977	$—	$393,977	$412,350	38,512
BlackRock Total Return V.I. Class III	$83,725,566	$—	$83,725,566	$—	$83,725,566	$83,725,566	$—	$83,725,566	$92,206,708	8,289,660
DFA VA International Small Portfolio	$238,590	$—	$238,590	$—	$238,590	$238,590	$—	$238,590	$259,307	20,083
DFA VA US Targeted Value	$2,122,543	$—	$2,122,543	$—	$2,122,543	$2,122,543	$—	$2,122,543	$2,029,207	93,918
Eaton Vance VT Floating- Rate Income Initial Share Class	$51,018,053	$—	$51,018,053	$—	$51,018,053	$51,018,053	$—	$51,018,053	$51,648,868	5,898,041
Fidelity® VIP Emerging Markets Initial Class	$889,269	$—	$889,269	$—	$889,269	$889,269	$—	$889,269	$969,030	84,052
Fidelity VIP Emerging Markets Service Class 2	$19,324,866	$—	$19,324,866	$—	$19,324,866	$19,324,866	$—	$19,324,866	$22,181,760	1,826,547
Fidelity VIP Energy Service Class 2	$16,724,953	$—	$16,724,953	$—	$16,724,953	$16,724,953	$—	$16,724,953	$14,543,202	680,153
Fidelity® VIP International Capital Appreciation Initial Class	$778,698	$—	$778,698	$—	$778,698	$778,698	$—	$778,698	$721,694	36,731
Fidelity VIP International Capital Appreciation Service Class 2	$48,433,953	$—	$48,433,953	$—	$48,433,953	$48,433,953	$—	$48,433,953	$46,127,347	2,312,987
Fidelity® VIP Value Initial Class	$780,699	$—	$780,699	$—	$780,699	$780,699	$—	$780,699	$707,035	40,853
Fidelity VIP Value Service Class 2	$33,497,468	$—	$33,497,468	$—	$33,497,468	$33,497,468	$—	$33,497,468	$30,860,752	1,792,267
Franklin Small Cap Value VIP Class 2	$20,525,471	$—	$20,525,471	$—	$20,525,471	$20,525,471	$—	$20,525,471	$21,729,175	1,546,757
Goldman Sachs VIT Core Fixed Income Service Shares	$52,269,954	$—	$52,269,954	$—	$52,269,954	$52,269,954	$—	$52,269,954	$56,340,837	5,405,373
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$11,475,176	$—	$11,475,176	$—	$11,475,176	$11,475,176	$—	$11,475,176	$11,506,555	946,797
Janus Henderson Enterprise Institutional Class	$1,109,679	$—	$1,109,679	$—	$1,109,679	$1,109,679	$—	$1,109,679	$1,144,952	14,502
Janus Henderson VIT Enterprise Service Class	$26,494,449	$—	$26,494,449	$—	$26,494,449	$26,494,449	$—	$26,494,449	$27,883,648	387,516
Janus Henderson VIT Forty Service Class	$68,745,903	$—	$68,745,903	$—	$68,745,903	$68,745,903	$—	$68,745,903	$68,792,833	1,617,931
John Hancock Core Bond Trust Series I	$729,398	$—	$729,398	$—	$729,398	$729,398	$—	$729,398	$820,290	64,835
John Hancock VIT Core Bond Trust Series II	$23,321,148	$—	$23,321,148	$—	$23,321,148	$23,321,148	$—	$23,321,148	$25,509,995	2,063,818
John Hancock International Equity Index Trust Series I	$200,233	$—	$200,233	$—	$200,233	$200,233	$—	$200,233	$194,387	10,924
John Hancock International Small Company Trust Series II	$2,997,954	$—	$2,997,954	$—	$2,997,954	$2,997,954	$—	$2,997,954	$3,183,557	236,432
John Hancock Strategic Income Opportunities Trust Series I	$615,821	$—	$615,821	$—	$615,821	$615,821	$—	$615,821	$657,974	48,952
John Hancock Strategic Income Opportunities Trust Series II	$31,458,161	$—	$31,458,161	$—	$31,458,161	$31,458,161	$—	$31,458,161	$33,272,419	2,484,847
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$921,608	$—	$921,608	$—	$921,608	$921,608	$—	$921,608	$887,415	16,621
MFS® VIT II - Core Equity Service Class	$31,548,809	$—	$31,548,809	$—	$31,548,809	$31,548,809	$—	$31,548,809	$31,198,705	1,162,019
MFS® VIT III Global Real Estate Service Class	$5,964,960	$—	$5,964,960	$—	$5,964,960	$5,964,960	$—	$5,964,960	$6,588,017	374,448
MFS® VIT II - MFS® Corporate Bond Initial Class	$251,803	$—	$251,803	$—	$251,803	$251,803	$—	$251,803	$299,766	26,478
MFS® VIT III - MFS® Global Real Estate Initial Class	$102,896	$—	$102,896	$—	$102,896	$102,896	$—	$102,896	$116,853	7,867
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$275,037	$—	$275,037	$—	$275,037	$275,037	$—	$275,037	$272,060	9,355
MFS® VIT III - MFS® Mid Cap Value Initial Class	$628,780	$—	$628,780	$—	$628,780	$628,780	$—	$628,780	$634,519	63,965
MFS® VIT III Mid Cap Value Service Class	$11,576,906	$—	$11,576,906	$—	$11,576,906	$11,576,906	$—	$11,576,906	$11,364,462	1,195,961
MFS® VIT - New Discovery Series Service Class	$21,446,506	$—	$21,446,506	$—	$21,446,506	$21,446,506	$—	$21,446,506	$29,692,102	2,123,416
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT II - MFS® Technology Initial Class	$1,457,965	$—	$1,457,965	$—	$1,457,965	$1,457,965	$—	$1,457,965	$1,239,240	47,912
MFS® VIT II Technology Service Class	$37,328,008	$—	$37,328,008	$—	$37,328,008	$37,328,008	$—	$37,328,008	$33,654,308	1,332,667
MFS® VIT - MFS® Value Series Initial Class	$596,938	$—	$596,938	$—	$596,938	$596,938	$—	$596,938	$597,552	28,065
MFS® VIT Value Series Service Class	$18,074,915	$—	$18,074,915	$—	$18,074,915	$18,074,915	$—	$18,074,915	$18,595,652	872,763
PIMCO VIT Emerging Markets Bond Institutional Class	$93,609	$—	$93,609	$—	$93,609	$93,609	$—	$93,609	$104,043	8,872
PIMCO VIT Emerging Markets Bond Advisor Class	$2,292,133	$—	$2,292,133	$—	$2,292,133	$2,292,133	$—	$2,292,133	$2,495,251	217,264
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$87,284	$—	$87,284	$—	$87,284	$87,284	$—	$87,284	$90,692	9,073
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$6,605,477	$—	$6,605,477	$—	$6,605,477	$6,605,477	$—	$6,605,477	$7,241,926	686,640
PIMCO VIT Long-Term U.S. Government Institutional Class	$242,216	$—	$242,216	$—	$242,216	$242,216	$—	$242,216	$323,285	30,467
PIMCO VIT Long-Term US Government Advisor Class	$20,630,010	$—	$20,630,010	$—	$20,630,010	$20,630,010	$—	$20,630,010	$26,219,981	2,594,970
PIMCO VIT Real Return Institutional Class	$656,832	$—	$656,832	$—	$656,832	$656,832	$—	$656,832	$681,012	56,770
PIMCO VIT Real Return Advisor Class	$69,189,792	$—	$69,189,792	$—	$69,189,792	$69,189,792	$—	$69,189,792	$75,678,513	5,980,103
Principal Capital Appreciation Class 2	$26,112,913	$—	$26,112,913	$—	$26,112,913	$26,112,913	$—	$26,112,913	$25,180,789	755,801
Principal Diversified International	$141,633	$—	$141,633	$—	$141,633	$141,633	$—	$141,633	$147,467	9,144
Principal Government & High Quality Bond	$322,684	$—	$322,684	$—	$322,684	$322,684	$—	$322,684	$353,955	38,324
Principal Small Cap	$432,381	$—	$432,381	$—	$432,381	$432,381	$—	$432,381	$457,299	28,787
Principal VC Equity Income Class 2	$27,870,171	$—	$27,870,171	$—	$27,870,171	$27,870,171	$—	$27,870,171	$29,529,701	1,028,040
Putnam VT International Value Class 1B	$7,338,798	$—	$7,338,798	$—	$7,338,798	$7,338,798	$—	$7,338,798	$6,602,589	624,047
Putnam VT Research Class 1B	$23,633,407	$—	$23,633,407	$—	$23,633,407	$23,633,407	$—	$23,633,407	$20,831,749	681,274
Templeton Global Bond VIP Class 1	$281,887	$—	$281,887	$—	$281,887	$281,887	$—	$281,887	$285,119	20,773
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Templeton Global Bond VIP Class 2	$7,129,646	$—	$7,129,646	$—	$7,129,646	$7,129,646	$—	$7,129,646	$7,150,497	555,268
Thrivent Aggressive Allocation	$1,503,793,110	$41,946	$1,503,835,056	$—	$1,503,835,056	$1,503,425,846	$409,210	$1,503,835,056	$1,380,475,399	84,502,698
Thrivent All Cap	$129,096,979	$5,941	$129,102,920	$—	$129,102,920	$128,941,614	$161,306	$129,102,920	$117,294,581	8,171,316
Thrivent Balanced Income Plus	$288,030,623	$31,294	$288,061,917	$—	$288,061,917	$287,334,548	$727,369	$288,061,917	$291,083,624	19,705,990
Thrivent Diversified Income Plus	$584,502,510	$32,287	$584,534,797	$—	$584,534,797	$583,846,785	$688,012	$584,534,797	$611,915,370	78,183,857
Thrivent Emerging Markets Equity	$54,623,363	$78	$54,623,441	$—	$54,623,441	$54,566,084	$57,357	$54,623,441	$57,518,796	4,161,653
Thrivent ESG Index	$38,892,920	$—	$38,892,920	$—	$38,892,920	$38,892,920	$—	$38,892,920	$34,210,958	2,432,221
Thrivent Global Stock	$210,019,407	$17,444	$210,036,851	$—	$210,036,851	$209,552,047	$484,804	$210,036,851	$181,580,638	15,295,719
Thrivent Government Bond	$140,794,306	$10,333	$140,804,639	$—	$140,804,639	$140,658,730	$145,909	$140,804,639	$152,905,873	14,261,695
Thrivent Healthcare	$241,687,106	$4,244	$241,691,350	$—	$241,691,350	$241,631,307	$60,043	$241,691,350	$218,740,691	9,331,945
Thrivent High Yield	$370,998,132	$29,062	$371,027,194	$—	$371,027,194	$370,583,248	$443,946	$371,027,194	$395,293,443	89,043,114
Thrivent Income	$441,646,299	$12,010	$441,658,309	$—	$441,658,309	$441,456,394	$201,915	$441,658,309	$497,824,252	49,853,964
Thrivent International Allocation	$218,284,165	$12,133	$218,296,298	$—	$218,296,298	$218,059,935	$236,363	$218,296,298	$210,149,650	23,014,831
Thrivent International Index	$35,089,330	$843	$35,090,173	$—	$35,090,173	$35,077,857	$12,316	$35,090,173	$32,855,666	2,639,229
Thrivent Large Cap Growth	$1,194,671,743	$68,279	$1,194,740,022	$—	$1,194,740,022	$1,193,282,009	$1,458,013	$1,194,740,022	$1,065,054,192	24,874,848
Thrivent Large Cap Index	$1,140,642,655	$46,652	$1,140,689,307	$—	$1,140,689,307	$1,139,347,629	$1,341,678	$1,140,689,307	$789,328,181	17,882,644
Thrivent Large Cap Value	$443,471,619	$34,691	$443,506,310	$—	$443,506,310	$442,977,601	$528,709	$443,506,310	$390,076,687	20,177,887
Thrivent Limited Maturity Bond	$304,987,505	$2,485	$304,989,990	$—	$304,989,990	$304,893,731	$96,259	$304,989,990	$310,901,500	31,726,899
Thrivent Low Volatility Equity	$47,172,061	$—	$47,172,061	$585	$47,171,476	$47,165,420	$6,056	$47,171,476	$44,548,607	3,574,399
Thrivent Mid Cap Growth	$69,827,268	$—	$69,827,268	$—	$69,827,268	$69,827,268	$—	$69,827,268	$68,634,380	5,096,657
Thrivent Mid Cap Index	$494,334,415	$8,366	$494,342,781	$—	$494,342,781	$494,027,995	$314,786	$494,342,781	$433,293,845	23,600,083
Thrivent Mid Cap Stock	$606,757,150	$79,863	$606,837,013	$—	$606,837,013	$605,764,521	$1,072,492	$606,837,013	$592,716,319	30,855,457
Thrivent Mid Cap Value	$46,635,464	$—	$46,635,464	$—	$46,635,464	$46,635,464	$—	$46,635,464	$42,233,064	2,660,853
Thrivent Moderate Allocation	$8,324,786,153	$174,548	$8,324,960,701	$—	$8,324,960,701	$8,319,049,293	$5,911,408	$8,324,960,701	$8,088,893,780	567,060,348
Thrivent Moderately Aggressive Allocation	$5,589,860,448	$239,181	$5,590,099,629	$—	$5,590,099,629	$5,585,342,941	$4,756,688	$5,590,099,629	$5,332,445,291	353,336,901
Thrivent Moderately Conservative Allocation	$3,956,597,444	$—	$3,956,597,444	$64,966	$3,956,532,478	$3,953,805,340	$2,727,138	$3,956,532,478	$4,033,451,366	310,655,171
Thrivent Money Market	$368,376,324	$561	$368,376,885	$—	$368,376,885	$368,353,550	$23,335	$368,376,885	$368,376,320	368,376,320
Thrivent Multidimensional Income	$45,900,422	$1,879	$45,902,301	$—	$45,902,301	$45,671,068	$231,233	$45,902,301	$49,023,248	4,854,722
Thrivent Opportunity Income Plus	$152,241,974	$4,767	$152,246,741	$—	$152,246,741	$151,912,080	$334,661	$152,246,741	$164,342,890	16,951,185
Thrivent Real Estate Securities	$125,160,481	$20,609	$125,181,090	$—	$125,181,090	$124,919,344	$261,746	$125,181,090	$112,573,946	4,596,233
Thrivent Small Cap Growth	$106,978,397	$845	$106,979,242	$—	$106,979,242	$106,967,242	$12,000	$106,979,242	$107,797,801	6,977,140
Thrivent Small Cap Index	$481,758,160	$13,720	$481,771,880	$—	$481,771,880	$481,495,536	$276,344	$481,771,880	$438,031,010	23,780,192
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES (continued)
Subaccount	Investments at fair value	Receivable from Thrivent for annuity reserve adjustment	Total Assets	Payable to Thrivent for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent Small Cap Stock	$376,458,971	$68,398	$376,527,369	$—	$376,527,369	$375,845,515	$681,854	$376,527,369	$388,974,703	21,183,298
Vanguard® VIF Capital Growth	$1,393,952	$—	$1,393,952	$—	$1,393,952	$1,393,952	$—	$1,393,952	$1,198,714	30,055
Vanguard® VIF International	$1,550,430	$—	$1,550,430	$—	$1,550,430	$1,550,430	$—	$1,550,430	$1,880,716	63,103
Vanguard® VIF Short-Term Investment-Grade	$1,072,408	$—	$1,072,408	$—	$1,072,408	$1,072,408	$—	$1,072,408	$1,089,865	104,016
Vanguard® VIF Small Company Growth	$402,013	$—	$402,013	$—	$402,013	$402,013	$—	$402,013	$458,647	22,829
Vanguard® VIF Total Bond Market Index	$5,247,917	$—	$5,247,917	$—	$5,247,917	$5,247,917	$—	$5,247,917	$5,728,169	493,689
Vanguard® VIF Total Stock Market Index	$6,596,469	$—	$6,596,469	$—	$6,596,469	$6,596,469	$—	$6,596,469	$5,707,411	133,397
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$2,843	$(1,045)	$(915)	$(66)	$817	$573	$18,365	$33,195	$52,133
American Funds IS® Global Growth Class 4	$301,806	$(506,482)	$—	$(488,728)	$(693,404)	$(270,701)	$3,069,635	$5,042,122	$7,841,056
American Funds IS® Growth- Income Class 1	$17,978	$(4,394)	$(3,845)	$(488)	$9,251	$(1,155)	$56,528	$188,167	$243,540
American Funds IS® Growth- Income Class 4	$431,497	$(422,470)	$—	$(390,453)	$(381,426)	$(32,442)	$1,816,797	$5,742,526	$7,526,881
American Funds IS® International Growth and Income Class 4	$177,788	$(85,344)	$—	$(85,870)	$6,574	$(254,209)	$—	$1,080,618	$826,409
American Funds IS® International Class 1	$8,487	$(2,150)	$(1,881)	$(298)	$4,158	$(19,659)	$—	$90,421	$70,762
American Funds IS® International Class 4	$52,215	$(55,996)	$—	$(54,723)	$(58,504)	$(69,181)	$—	$653,449	$584,268
BlackRock Total Return V.I. Class I	$8,335	$(910)	$(796)	$—	$6,629	$(984)	$—	$11,954	$10,970
BlackRock Total Return V.I. Class III	$2,621,763	$(928,469)	$—	$(1,005,264)	$688,030	$(264,716)	$—	$1,552,187	$1,287,471
DFA VA International Small Portfolio	$7,092	$(873)	$(764)	$(180)	$5,275	$(4,730)	$—	$26,852	$22,122
DFA VA US Targeted Value	$29,316	$(4,927)	$(4,311)	$(139)	$19,939	$(1,555)	$130,450	$153,574	$282,469
Eaton Vance VT Floating-Rate Income Initial Share Class	$3,596,142	$(544,468)	$—	$(539,245)	$2,512,429	$(62,282)	$—	$1,117,235	$1,054,953
Fidelity® VIP Emerging Markets Initial Class	$18,946	$(3,289)	$(1,645)	$(224)	$13,788	$(36,759)	$—	$91,083	$54,324
Fidelity VIP Emerging Markets Service Class 2	$366,854	$(212,758)	$—	$(216,758)	$(62,662)	$(312,374)	$—	$1,596,917	$1,284,543
Fidelity VIP Energy Service Class 2	$392,054	$(197,372)	$—	$(138,072)	$56,610	$578,133	$—	$(805,540)	$(227,407)
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity® VIP International Capital Appreciation Initial Class	$2,835	$(2,617)	$(1,309)	$(57)	$(1,148)	$(2,289)	$—	$168,483	$166,194
Fidelity VIP International Capital Appreciation Service Class 2	$69,017	$(495,616)	$—	$(508,920)	$(935,519)	$(168,614)	$—	$9,656,506	$9,487,892
Fidelity® VIP Value Initial Class	$9,197	$(4,298)	$(2,149)	$(347)	$2,403	$48,614	$26,104	$98,685	$173,403
Fidelity VIP Value Service Class 2	$337,440	$(336,373)	$—	$(296,324)	$(295,257)	$39,583	$1,142,500	$3,553,307	$4,735,390
Franklin Small Cap Value VIP Class 2	$92,920	$(216,898)	$—	$(222,152)	$(346,130)	$(129,106)	$1,007,349	$1,332,617	$2,210,860
Goldman Sachs VIT Core Fixed Income Service Shares	$1,292,906	$(560,389)	$—	$(582,604)	$149,913	$(143,635)	$—	$1,496,186	$1,352,551
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$84,981	$(118,223)	$—	$(109,291)	$(142,533)	$(31,647)	$—	$1,692,808	$1,661,161
Janus Henderson Enterprise Institutional Class	$1,685	$(4,471)	$(2,236)	$(712)	$(5,734)	$(22,081)	$77,762	$120,670	$176,351
Janus Henderson VIT Enterprise Service Class	$22,879	$(254,047)	$—	$(227,985)	$(459,153)	$(84,807)	$1,551,377	$1,980,546	$3,447,116
Janus Henderson VIT Forty Service Class	$75,605	$(698,579)	$—	$(673,530)	$(1,296,504)	$(594,321)	$—	$18,979,832	$18,385,511
John Hancock Core Bond Trust Series I	$21,834	$(2,919)	$(729)	$(155)	$18,031	$(18,865)	$—	$40,277	$21,412
John Hancock VIT Core Bond Trust Series II	$632,420	$(244,785)	$—	$(245,365)	$142,270	$(75,856)	$—	$549,299	$473,443
John Hancock International Equity Index Trust Series I	$4,539	$(671)	$(168)	$(61)	$3,639	$(4,032)	$—	$25,557	$21,525
John Hancock International Small Company Trust Series II	$49,853	$(32,106)	$—	$(34,368)	$(16,621)	$(33,754)	$60,080	$256,829	$283,155
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
John Hancock Strategic Income Opportunities Trust Series I	$20,763	$(2,323)	$(581)	$(366)	$17,493	$(7,535)	$—	$30,886	$23,351
John Hancock Strategic Income Opportunities Trust Series II	$993,820	$(347,774)	$—	$(358,761)	$287,285	$(120,648)	$—	$1,121,963	$1,001,315
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$11,752	$(3,897)	$(974)	$(296)	$6,585	$11,879	$66,034	$166,163	$244,076
MFS® VIT II - Core Equity Service Class	$89,459	$(333,506)	$—	$(324,708)	$(568,755)	$(71,677)	$1,351,325	$4,210,340	$5,489,988
MFS® VIT III Global Real Estate Service Class	$23,785	$(60,279)	$—	$(49,599)	$(86,093)	$(56,747)	$302,752	$324,961	$570,966
MFS® VIT II - MFS® Corporate Bond Initial Class	$9,195	$(921)	$(230)	$(21)	$8,023	$(963)	$—	$12,327	$11,364
MFS® VIT III - MFS® Global Real Estate Initial Class	$812	$(375)	$(94)	$(145)	$198	$(4,926)	$6,613	$11,042	$12,729
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$1,838	$(1,077)	$(269)	$(228)	$264	$(99)	$19,098	$24,378	$43,377
MFS® VIT III - MFS® Mid Cap Value Initial Class	$10,177	$(2,643)	$(661)	$(167)	$6,706	$(10,792)	$19,300	$63,172	$71,680
MFS® VIT III Mid Cap Value Service Class	$155,261	$(119,693)	$—	$(108,091)	$(72,523)	$(8,960)	$345,259	$746,981	$1,083,280
MFS® VIT - New Discovery Series Service Class	$—	$(223,824)	$—	$(222,320)	$(446,144)	$(493,239)	$—	$3,023,435	$2,530,196
MFS® VIT II - MFS® Technology Initial Class	$—	$(4,420)	$(1,105)	$(703)	$(6,228)	$(8,152)	$—	$488,581	$480,429
MFS® VIT II Technology Service Class	$—	$(363,766)	$—	$(329,222)	$(692,988)	$(161,139)	$—	$12,572,571	$12,411,432
MFS® VIT - MFS® Value Series Initial Class	$11,507	$(2,651)	$(663)	$(290)	$7,903	$(9,934)	$48,367	$(4,752)	$33,681
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT Value Series Service Class	$230,887	$(194,503)	$—	$(181,503)	$(145,119)	$(62,848)	$1,157,330	$(61,465)	$1,033,017
PIMCO VIT Emerging Markets Bond Institutional Class	$5,212	$(355)	$(311)	$(75)	$4,471	$(1,523)	$—	$6,037	$4,514
PIMCO VIT Emerging Markets Bond Advisor Class	$103,940	$(22,971)	$—	$(18,834)	$62,135	$(34,954)	$—	$147,883	$112,929
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$2,661	$(462)	$(404)	$(5)	$1,790	$(5,206)	$898	$8,217	$3,909
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$125,753	$(72,577)	$—	$(75,860)	$(22,684)	$(55,329)	$61,083	$186,520	$192,274
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,633	$(1,052)	$(921)	$(145)	$4,515	$(71,102)	$—	$75,246	$4,144
PIMCO VIT Long-Term US Government Advisor Class	$387,130	$(210,716)	$—	$(220,453)	$(44,039)	$(274,128)	$—	$652,319	$378,191
PIMCO VIT Real Return Institutional Class	$38,767	$(4,843)	$(4,238)	$(551)	$29,135	$(72,162)	$—	$76,753	$4,591
PIMCO VIT Real Return Advisor Class	$1,763,341	$(752,160)	$—	$(768,874)	$242,307	$(182,071)	$—	$585,188	$403,117
Principal Capital Appreciation Class 2	$142,310	$(239,026)	$—	$(224,257)	$(320,973)	$(22,036)	$1,410,296	$2,895,444	$4,283,704
Principal Diversified International	$1,707	$(678)	$(593)	$(202)	$234	$(20,189)	$—	$50,876	$30,687
Principal Government & High Quality Bond	$9,286	$(1,642)	$(1,437)	$(223)	$5,984	$(29,745)	$—	$37,125	$7,380
Principal Small Cap	$1,517	$(1,942)	$(1,699)	$(234)	$(2,358)	$(27,310)	$—	$83,980	$56,670
Principal VC Equity Income Class 2	$493,231	$(307,161)	$—	$(290,802)	$(104,732)	$(130,706)	$1,220,681	$1,102,093	$2,192,068
Putnam VT International Value Class 1B	$70,604	$(70,838)	$—	$(66,721)	$(66,955)	$31,021	$—	$821,378	$852,399
Putnam VT Research Class 1B	$143,795	$(236,204)	$—	$(222,358)	$(314,767)	$(1,838)	$—	$4,701,248	$4,699,410
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Templeton Global Bond VIP Class 1	$—	$(2,154)	$(1,077)	$(292)	$(3,523)	$(27,161)	$—	$33,514	$6,353
Templeton Global Bond VIP Class 2	$—	$(78,078)	$—	$(80,219)	$(158,297)	$(12,516)	$—	$225,427	$212,911
Thrivent Aggressive Allocation	$25,772,116	$(17,193,662)	$—	$(2,925,838)	$5,652,616	$10,947,494	$23,705,643	$187,979,601	$222,632,738
Thrivent All Cap	$1,110,180	$(1,437,599)	$—	$(204,914)	$(532,333)	$318,366	$477,428	$21,739,035	$22,534,829
Thrivent Balanced Income Plus	$7,732,754	$(3,462,208)	$—	$(130,965)	$4,139,581	$(3,880,092)	$—	$29,301,287	$25,421,195
Thrivent Diversified Income Plus	$23,432,331	$(7,284,954)	$—	$(234,686)	$15,912,691	$(11,562,690)	$—	$45,904,496	$34,341,806
Thrivent Emerging Markets Equity	$1,681,379	$(686,537)	$—	$(44,899)	$949,943	$(1,146,299)	$—	$4,269,032	$3,122,733
Thrivent ESG Index	$352,277	$(423,429)	$—	$(185,775)	$(256,927)	$58,281	$—	$8,277,573	$8,335,854
Thrivent Global Stock	$2,487,024	$(2,430,901)	$—	$(164,838)	$(108,715)	$1,327,443	$—	$35,777,370	$37,104,813
Thrivent Government Bond	$4,572,286	$(1,713,327)	$—	$(314,803)	$2,544,156	$(4,810,894)	$—	$6,119,870	$1,308,976
Thrivent Healthcare	$1,319,966	$(2,941,471)	$—	$(365,199)	$(1,986,704)	$7,496,254	$3,280,886	$(2,643,584)	$8,133,556
Thrivent High Yield	$20,734,178	$(4,242,386)	$—	$(1,876,410)	$14,615,382	$(7,065,823)	$—	$25,088,196	$18,022,373
Thrivent Income	$17,039,567	$(5,045,485)	$—	$(2,066,742)	$9,927,340	$(12,030,112)	$—	$31,834,967	$19,804,855
Thrivent International Allocation	$5,678,243	$(2,623,693)	$—	$(86,404)	$2,968,146	$(2,103,850)	$—	$32,148,304	$30,044,454
Thrivent International Index	$602,328	$(361,948)	$—	$(189,909)	$50,471	$38,792	$—	$4,138,475	$4,177,267
Thrivent Large Cap Growth	$2,127,732	$(12,472,875)	$—	$(2,260,079)	$(12,605,222)	$3,562,992	$110,959,197	$268,183,610	$382,705,799
Thrivent Large Cap Index	$14,125,358	$(13,077,920)	$—	$(2,132,720)	$(1,085,282)	$76,277,851	$5,752,057	$147,614,451	$229,644,359
Thrivent Large Cap Value	$7,632,210	$(5,415,401)	$—	$(735,024)	$1,481,785	$8,155,930	$22,202,659	$14,378,432	$44,737,021
Thrivent Limited Maturity Bond	$10,203,620	$(3,882,741)	$—	$(820,786)	$5,500,093	$(4,023,967)	$—	$13,366,590	$9,342,623
Thrivent Low Volatility Equity	$647,473	$(600,320)	$—	$(117,694)	$(70,541)	$349,100	$—	$2,708,800	$3,057,900
Thrivent Mid Cap Growth	$—	$(754,475)	$—	$(333,838)	$(1,088,313)	$(613,473)	$—	$9,975,991	$9,362,518
Thrivent Mid Cap Index	$6,232,095	$(5,799,819)	$—	$(745,824)	$(313,548)	$10,263,388	$16,325,165	$37,614,766	$64,203,319
Thrivent Mid Cap Stock	$2,367,431	$(6,942,944)	$—	$(1,359,275)	$(5,934,788)	$611,032	$27,599,500	$44,499,030	$72,709,562
Thrivent Mid Cap Value	$390,722	$(583,827)	$—	$(174,632)	$(367,737)	$363,272	$425,902	$4,521,049	$5,310,223
Thrivent Moderate Allocation	$211,327,214	$(92,887,664)	$—	$(33,719,825)	$84,719,725	$(20,664,629)	$6,498,990	$1,025,077,839	$1,010,912,200
Thrivent Moderately Aggressive Allocation	$137,045,791	$(63,502,190)	$—	$(15,426,064)	$58,117,537	$13,401,147	$96,168,296	$628,384,438	$737,953,881
Thrivent Moderately Conservative Allocation	$116,856,724	$(45,387,153)	$—	$(14,255,024)	$57,214,547	$(49,771,865)	$—	$388,704,613	$338,932,748
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS (continued)
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent Money Market	$15,923,096	$(4,096,222)	$—	$(234,350)	$11,592,524	$—	$—	$—	$—
Thrivent Multidimensional Income	$2,472,438	$(601,694)	$—	$(50,170)	$1,820,574	$(1,870,428)	$—	$3,278,283	$1,407,855
Thrivent Opportunity Income Plus	$7,834,488	$(1,956,760)	$—	$(49,729)	$5,827,999	$(6,319,548)	$—	$11,988,466	$5,668,918
Thrivent Real Estate Securities	$2,656,489	$(1,511,003)	$—	$(102,078)	$1,043,408	$1,452,149	$4,208,825	$3,330,662	$8,991,636
Thrivent Small Cap Growth	$—	$(1,194,011)	$—	$(458,123)	$(1,652,134)	$(622,148)	$—	$9,623,695	$9,001,547
Thrivent Small Cap Index	$5,119,940	$(5,480,738)	$—	$(924,740)	$(1,285,538)	$3,421,502	$11,501,287	$46,397,903	$61,320,692
Thrivent Small Cap Stock	$2,079,317	$(4,157,115)	$—	$(888,571)	$(2,966,369)	$(1,852,879)	$43,801,575	$(2,803,528)	$39,145,168
Vanguard® VIF Capital Growth	$9,235	$(4,020)	$(3,517)	$(392)	$1,306	$6,517	$44,493	$184,525	$235,535
Vanguard® VIF International	$36,059	$(7,832)	$(6,853)	$(267)	$21,107	$(348,190)	$77,754	$516,157	$245,721
Vanguard® VIF Short-Term Investment-Grade	$32,002	$(5,518)	$(4,828)	$(399)	$21,257	$(36,861)	$—	$77,628	$40,767
Vanguard® VIF Small Company Growth	$1,855	$(1,683)	$(1,473)	$(417)	$(1,718)	$(34,110)	$—	$112,669	$78,559
Vanguard® VIF Total Bond Market Index	$138,974	$(22,166)	$(5,541)	$(1,423)	$109,844	$(222,581)	$—	$361,657	$139,076
Vanguard® VIF Total Stock Market Index	$74,841	$(24,507)	$(6,127)	$(1,645)	$42,562	$70,703	$364,755	$936,283	$1,371,741
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2023
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$817	$18,938	$33,195	$52,950	$6,865	$(59,416)	$—	$—	$5,186	$(47,365)	$5,585	$261,836	$267,421
American Funds IS® Global Growth Class 4	$(693,404)	$2,798,934	$5,042,122	$7,147,652	$8,186,147	$(533,426)	$(1,975)	$—	$(863,996)	$6,786,750	$13,934,402	$34,131,006	$48,065,408
American Funds IS® Growth-Income Class 1	$9,251	$55,373	$188,167	$252,791	$31,439	$(17,269)	$—	$—	$(9,748)	$4,422	$257,213	$989,395	$1,246,608
American Funds IS® Growth-Income Class 4	$(381,426)	$1,784,355	$5,742,526	$7,145,455	$7,209,652	$(132,209)	$(1,688)	$—	$(687,862)	$6,387,893	$13,533,348	$27,586,033	$41,119,381
American Funds IS® International Growth and Income Class 4	$6,574	$(254,209)	$1,080,618	$832,983	$2,110,399	$(52,879)	$(285)	$—	$(323,803)	$1,733,432	$2,566,415	$5,828,889	$8,395,304
American Funds IS® International Class 1	$4,158	$(19,659)	$90,421	$74,920	$140,887	$(135,517)	$—	$—	$(9,197)	$(3,827)	$71,093	$504,085	$575,178
American Funds IS® International Class 4	$(58,504)	$(69,181)	$653,449	$525,764	$685,653	$(77,177)	$(214)	$—	$(36,135)	$572,127	$1,097,891	$3,937,410	$5,035,301
BlackRock Total Return V.I. Class I	$6,629	$(984)	$11,954	$17,599	$239,129	$(3,130)	$—	$—	$(4,000)	$231,999	$249,598	$144,379	$393,977
BlackRock Total Return V.I. Class III	$688,030	$(264,716)	$1,552,187	$1,975,501	$14,925,094	$(1,440,861)	$(2,931)	$—	$3,461,287	$16,942,589	$18,918,090	$64,807,476	$83,725,566
DFA VA International Small Portfolio	$5,275	$(4,730)	$26,852	$27,397	$6,867	$(3,887)	$—	$—	$9,075	$12,055	$39,452	$199,138	$238,590
DFA VA US Targeted Value	$19,939	$128,895	$153,574	$302,408	$501,051	$(208,836)	$—	$—	$703,371	$995,586	$1,297,994	$824,549	$2,122,543
Eaton Vance VT Floating- Rate Income Initial Share Class	$2,512,429	$(62,282)	$1,117,235	$3,567,382	$11,028,386	$(92,774)	$(1,181)	$—	$120,920	$11,055,351	$14,622,733	$36,395,320	$51,018,053
Fidelity® VIP Emerging Markets Initial Class	$13,788	$(36,759)	$91,083	$68,112	$201,406	$(190,494)	$—	$—	$41,485	$52,397	$120,509	$768,760	$889,269
Fidelity VIP Emerging Markets Service Class 2	$(62,662)	$(312,374)	$1,596,917	$1,221,881	$3,222,513	$(283,124)	$(715)	$—	$(595,814)	$2,342,860	$3,564,741	$15,760,125	$19,324,866
Fidelity VIP Energy Service Class 2	$56,610	$578,133	$(805,540)	$(170,797)	$3,916,815	$(486,326)	$(793)	$—	$(1,219,348)	$2,210,348	$2,039,551	$14,685,402	$16,724,953
Fidelity® VIP International Capital Appreciation Initial Class	$(1,148)	$(2,289)	$168,483	$165,046	$151,674	$(23,573)	$—	$—	$(69,685)	$58,416	$223,462	$555,236	$778,698
Fidelity VIP International Capital Appreciation Service Class 2	$(935,519)	$(168,614)	$9,656,506	$8,552,373	$10,199,127	$(225,718)	$(1,186)	$—	$(2,211,804)	$7,760,419	$16,312,792	$32,121,161	$48,433,953
Fidelity® VIP Value Initial Class	$2,403	$74,718	$98,685	$175,806	$153,524	$(63,487)	$—	$—	$(972,780)	$(882,743)	$(706,937)	$1,487,636	$780,699
Fidelity VIP Value Service Class 2	$(295,257)	$1,182,083	$3,553,307	$4,440,133	$8,070,689	$(77,961)	$(978)	$—	$7,499	$7,999,249	$12,439,382	$21,058,086	$33,497,468
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(346,130)	$878,243	$1,332,617	$1,864,730	$4,084,466	$(301,328)	$(675)	$—	$(70,618)	$3,711,845	$5,576,575	$14,948,896	$20,525,471
Goldman Sachs VIT Core Fixed Income Service Shares	$149,913	$(143,635)	$1,496,186	$1,502,464	$10,848,782	$(723,928)	$(1,465)	$—	$2,995,823	$13,119,212	$14,621,676	$37,648,278	$52,269,954
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(142,533)	$(31,647)	$1,692,808	$1,518,628	$1,742,699	$(81,184)	$(365)	$—	$355,025	$2,016,175	$3,534,803	$7,940,373	$11,475,176
Janus Henderson Enterprise Institutional Class	$(5,734)	$55,681	$120,670	$170,617	$13,903	$(125,751)	$—	$—	$(31,021)	$(142,869)	$27,748	$1,081,931	$1,109,679
Janus Henderson VIT Enterprise Service Class	$(459,153)	$1,466,570	$1,980,546	$2,987,963	$7,014,146	$(7,801)	$(979)	$—	$1,356,956	$8,362,322	$11,350,285	$15,144,164	$26,494,449
Janus Henderson VIT Forty Service Class	$(1,296,504)	$(594,321)	$18,979,832	$17,089,007	$13,248,185	$(622,174)	$(2,854)	$—	$(4,801,557)	$7,821,600	$24,910,607	$43,835,296	$68,745,903
John Hancock Core Bond Trust Series I	$18,031	$(18,865)	$40,277	$39,443	$6,886	$(101,552)	$—	$—	$10,819	$(83,847)	$(44,404)	$773,802	$729,398
John Hancock VIT Core Bond Trust Series II	$142,270	$(75,856)	$549,299	$615,713	$5,947,796	$(179,937)	$(696)	$—	$1,366,958	$7,134,121	$7,749,834	$15,571,314	$23,321,148
John Hancock International Equity Index Trust Series I	$3,639	$(4,032)	$25,557	$25,164	$112,718	$(20,144)	$—	$—	$(71,047)	$21,527	$46,691	$153,542	$200,233
John Hancock International Small Company Trust Series II	$(16,621)	$26,326	$256,829	$266,534	$472,299	$(47,406)	$(92)	$—	$134,890	$559,691	$826,225	$2,171,729	$2,997,954
John Hancock Strategic Income Opportunities Trust Series I	$17,493	$(7,535)	$30,886	$40,844	$1	$(5,129)	$—	$—	$(23,693)	$(28,821)	$12,023	$603,798	$615,821
John Hancock Strategic Income Opportunities Trust Series II	$287,285	$(120,648)	$1,121,963	$1,288,600	$6,643,313	$(297,994)	$(1,031)	$—	$320,491	$6,664,779	$7,953,379	$23,504,782	$31,458,161
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$6,585	$77,913	$166,163	$250,661	$138,239	$(26,411)	$—	$—	$(477,738)	$(365,910)	$(115,249)	$1,036,857	$921,608
MFS® VIT II - Core Equity Service Class	$(568,755)	$1,279,648	$4,210,340	$4,921,233	$6,668,244	$(260,945)	$(841)	$—	$(1,253,669)	$5,152,789	$10,074,022	$21,474,787	$31,548,809
MFS® VIT III Global Real Estate Service Class	$(86,093)	$246,005	$324,961	$484,873	$1,193,650	$(81,593)	$(260)	$—	$190,128	$1,301,925	$1,786,798	$4,178,162	$5,964,960
MFS® VIT II - MFS® Corporate Bond Initial Class	$8,023	$(963)	$12,327	$19,387	$764	$(4,142)	$—	$—	$11,802	$8,424	$27,811	$223,992	$251,803
MFS® VIT III - MFS® Global Real Estate Initial Class	$198	$1,687	$11,042	$12,927	$3	$(1,982)	$—	$—	$(30,726)	$(32,705)	$(19,778)	$122,674	$102,896
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$264	$18,999	$24,378	$43,641	$8,624	$(10,098)	$—	$—	$(58,958)	$(60,432)	$(16,791)	$291,828	$275,037
MFS® VIT III - MFS® Mid Cap Value Initial Class	$6,706	$8,508	$63,172	$78,386	$17,346	$(7,964)	$—	$—	$(229,362)	$(219,980)	$(141,594)	$770,374	$628,780
MFS® VIT III Mid Cap Value Service Class	$(72,523)	$336,299	$746,981	$1,010,757	$2,380,087	$(146,274)	$(571)	$—	$345,031	$2,578,273	$3,589,030	$7,987,876	$11,576,906
MFS® VIT - New Discovery Series Service Class	$(446,144)	$(493,239)	$3,023,435	$2,084,052	$3,348,620	$(242,483)	$(1,011)	$—	$488,276	$3,593,402	$5,677,454	$15,769,052	$21,446,506
MFS® VIT II - MFS® Technology Initial Class	$(6,228)	$(8,152)	$488,581	$474,201	$185,292	$(21,107)	$—	$—	$(35,055)	$129,130	$603,331	$854,634	$1,457,965
MFS® VIT II Technology Service Class	$(692,988)	$(161,139)	$12,572,571	$11,718,444	$7,327,754	$(331,999)	$(1,200)	$—	$(2,551,758)	$4,442,797	$16,161,241	$21,166,767	$37,328,008
MFS® VIT - MFS® Value Series Initial Class	$7,903	$38,433	$(4,752)	$41,584	$8,027	$(165,426)	$—	$—	$(29,805)	$(187,204)	$(145,620)	$742,558	$596,938
MFS® VIT Value Series Service Class	$(145,119)	$1,094,482	$(61,465)	$887,898	$3,856,757	$(243,673)	$(661)	$—	$(41,347)	$3,571,076	$4,458,974	$13,615,941	$18,074,915
PIMCO VIT Emerging Markets Bond Institutional Class	$4,471	$(1,523)	$6,037	$8,985	$62	$(8,113)	$—	$—	$(5,053)	$(7,165)	$1,820	$91,789	$93,609
PIMCO VIT Emerging Markets Bond Advisor Class	$62,135	$(34,954)	$147,883	$175,064	$411,836	$65,069	$(105)	$—	$(37,291)	$439,509	$614,573	$1,677,560	$2,292,133
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$1,790	$(4,308)	$8,217	$5,699	$8,010	$1,771	$—	$—	$(99,006)	$(95,164)	$(89,465)	$176,749	$87,284
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$(22,684)	$5,754	$186,520	$169,590	$794,309	$(39,499)	$(199)	$—	$303,714	$1,058,325	$1,227,915	$5,377,562	$6,605,477
PIMCO VIT Long-Term U.S. Government Institutional Class	$4,515	$(71,102)	$75,246	$8,659	$2,833	$(58,477)	$—	$—	$(33,961)	$(89,605)	$(80,946)	$323,162	$242,216
PIMCO VIT Long-Term US Government Advisor Class	$(44,039)	$(274,128)	$652,319	$334,152	$3,416,812	$(371,858)	$(914)	$—	$3,307,066	$6,351,106	$6,685,258	$13,944,752	$20,630,010
PIMCO VIT Real Return Institutional Class	$29,135	$(72,162)	$76,753	$33,726	$117,266	$(64,654)	$—	$—	$(1,125,876)	$(1,073,264)	$(1,039,538)	$1,696,370	$656,832
PIMCO VIT Real Return Advisor Class	$242,307	$(182,071)	$585,188	$645,424	$15,315,742	$(549,787)	$(1,870)	$—	$3,064,688	$17,828,773	$18,474,197	$50,715,595	$69,189,792
Principal Capital Appreciation Class 2	$(320,973)	$1,388,260	$2,895,444	$3,962,731	$7,568,577	$97,738	$(660)	$—	$785,202	$8,450,857	$12,413,588	$13,699,325	$26,112,913
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Principal Diversified International	$234	$(20,189)	$50,876	$30,921	$1,068	$(14,234)	$—	$—	$(146,845)	$(160,011)	$(129,090)	$270,723	$141,633
Principal Government & High Quality Bond	$5,984	$(29,745)	$37,125	$13,364	$3,232	$(116,699)	$—	$—	$(104,505)	$(217,972)	$(204,608)	$527,292	$322,684
Principal Small Cap	$(2,358)	$(27,310)	$83,980	$54,312	$5,722	$(108,575)	$—	$—	$1,354	$(101,499)	$(47,187)	$479,568	$432,381
Principal VC Equity Income Class 2	$(104,732)	$1,089,975	$1,102,093	$2,087,336	$4,124,482	$(460,194)	$(752)	$—	$721,029	$4,384,565	$6,471,901	$21,398,270	$27,870,171
Putnam VT International Value Class 1B	$(66,955)	$31,021	$821,378	$785,444	$2,056,687	$65,751	$(253)	$—	$184,517	$2,306,702	$3,092,146	$4,246,652	$7,338,798
Putnam VT Research Class 1B	$(314,767)	$(1,838)	$4,701,248	$4,384,643	$5,430,579	$(188,401)	$(649)	$—	$(707,240)	$4,534,289	$8,918,932	$14,714,475	$23,633,407
Templeton Global Bond VIP Class 1	$(3,523)	$(27,161)	$33,514	$2,830	$2,211	$(46,003)	$—	$—	$(511,162)	$(554,954)	$(552,124)	$834,011	$281,887
Templeton Global Bond VIP Class 2	$(158,297)	$(12,516)	$225,427	$54,614	$1,167,255	$(90,006)	$(211)	$—	$332,307	$1,409,345	$1,463,959	$5,665,687	$7,129,646
Thrivent Aggressive Allocation	$5,652,616	$34,653,137	$187,979,601	$228,285,354	$88,518,824	$(115,766,197)	$(178,859)	$9,750	$(7,560,181)	$(34,976,663)	$193,308,691	$1,310,526,365	$1,503,835,056
Thrivent All Cap	$(532,333)	$795,794	$21,739,035	$22,002,496	$6,374,505	$(10,251,813)	$(5,184)	$(5,236)	$1,695,202	$(2,192,526)	$19,809,970	$109,292,950	$129,102,920
Thrivent Balanced Income Plus	$4,139,581	$(3,880,092)	$29,301,287	$29,560,776	$7,938,737	$(26,191,020)	$(9,241)	$3,042	$(2,425,383)	$(20,683,865)	$8,876,911	$279,185,006	$288,061,917
Thrivent Diversified Income Plus	$15,912,691	$(11,562,690)	$45,904,496	$50,254,497	$15,496,859	$(74,734,403)	$(23,270)	$4,395	$(24,109,817)	$(83,366,236)	$(33,111,739)	$617,646,536	$584,534,797
Thrivent Emerging Markets Equity	$949,943	$(1,146,299)	$4,269,032	$4,072,676	$1,822,713	$(6,010,231)	$(3,135)	$(5,974)	$(1,635,851)	$(5,832,478)	$(1,759,802)	$56,383,243	$54,623,441
Thrivent ESG Index	$(256,927)	$58,281	$8,277,573	$8,078,927	$3,593,630	$(2,112,394)	$(2,699)	$—	$(2,365,689)	$(887,152)	$7,191,775	$31,701,145	$38,892,920
Thrivent Global Stock	$(108,715)	$1,327,443	$35,777,370	$36,996,098	$6,386,662	$(19,001,408)	$(6,388)	$(34,489)	$(2,874,451)	$(15,530,074)	$21,466,024	$188,570,827	$210,036,851
Thrivent Government Bond	$2,544,156	$(4,810,894)	$6,119,870	$3,853,132	$6,597,228	$(14,532,961)	$(6,087)	$1,732	$4,679,586	$(3,260,502)	$592,630	$140,212,009	$140,804,639
Thrivent Healthcare	$(1,986,704)	$10,777,140	$(2,643,584)	$6,146,852	$11,397,188	$(23,949,691)	$(13,047)	$815	$(6,438,726)	$(19,003,461)	$(12,856,609)	$254,547,959	$241,691,350
Thrivent High Yield	$14,615,382	$(7,065,823)	$25,088,196	$32,637,755	$41,273,229	$(24,426,307)	$(14,014)	$(13,312)	$873,859	$17,693,455	$50,331,210	$320,695,984	$371,027,194
Thrivent Income	$9,927,340	$(12,030,112)	$31,834,967	$29,732,195	$39,808,650	$(35,109,210)	$(14,283)	$(473)	$21,745,272	$26,429,956	$56,162,151	$385,496,158	$441,658,309
Thrivent International Allocation	$2,968,146	$(2,103,850)	$32,148,304	$33,012,600	$5,303,247	$(22,728,529)	$(6,812)	$(22,749)	$(8,239,817)	$(25,694,660)	$7,317,940	$210,978,358	$218,296,298
Thrivent International Index	$50,471	$38,792	$4,138,475	$4,227,738	$5,286,609	$(1,229,735)	$(1,510)	$139	$3,111,865	$7,167,368	$11,395,106	$23,695,067	$35,090,173
Thrivent Large Cap Growth	$(12,605,222)	$114,522,189	$268,183,610	$370,100,577	$65,537,738	$(85,067,567)	$(47,519)	$19,990	$27,711,177	$8,153,819	$378,254,396	$816,485,626	$1,194,740,022
Thrivent Large Cap Index	$(1,085,282)	$82,029,908	$147,614,451	$228,559,077	$67,118,274	$(97,923,935)	$(48,692)	$13,354	$(21,170,933)	$(52,011,932)	$176,547,145	$964,142,162	$1,140,689,307
Thrivent Large Cap Value	$1,481,785	$30,358,589	$14,378,432	$46,218,806	$23,331,158	$(37,738,856)	$(12,865)	$(13,195)	$(38,183,102)	$(52,616,860)	$(6,398,054)	$449,904,364	$443,506,310
Thrivent Limited Maturity Bond	$5,500,093	$(4,023,967)	$13,366,590	$14,842,716	$21,168,999	$(43,888,515)	$(11,037)	$(30,923)	$(18,754,009)	$(41,515,485)	$(26,672,769)	$331,662,759	$304,989,990
Thrivent Low Volatility Equity	$(70,541)	$349,100	$2,708,800	$2,987,359	$2,071,590	$(4,891,466)	$(1,312)	$(38)	$(2,502,654)	$(5,323,880)	$(2,336,521)	$49,507,997	$47,171,476
Thrivent Mid Cap Growth	$(1,088,313)	$(613,473)	$9,975,991	$8,274,205	$6,742,313	$(3,319,796)	$(4,347)	$—	$7,956,480	$11,374,650	$19,648,855	$50,178,413	$69,827,268
Thrivent Mid Cap Index	$(313,548)	$26,588,553	$37,614,766	$63,889,771	$27,871,041	$(41,240,334)	$(24,949)	$(9,295)	$(6,302,161)	$(19,705,698)	$44,184,073	$450,158,708	$494,342,781
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Mid Cap Stock	$(5,934,788)	$28,210,532	$44,499,030	$66,774,774	$42,781,937	$(40,887,619)	$(23,354)	$(13,472)	$16,514,683	$18,372,175	$85,146,949	$521,690,064	$606,837,013
Thrivent Mid Cap Value	$(367,737)	$789,174	$4,521,049	$4,942,486	$4,771,653	$(2,899,341)	$(2,089)	$—	$(8,232,091)	$(6,361,868)	$(1,419,382)	$48,054,846	$46,635,464
Thrivent Moderate Allocation	$84,719,725	$(14,165,639)	$1,025,077,839	$1,095,631,925	$179,203,319	$(913,508,407)	$(324,010)	$66,358	$(67,291,359)	$(801,854,099)	$293,777,826	$8,031,182,875	$8,324,960,701
Thrivent Moderately Aggressive Allocation	$58,117,537	$109,569,443	$628,384,438	$796,071,418	$167,351,819	$(556,514,129)	$(387,359)	$19,782	$(55,888,661)	$(445,418,548)	$350,652,870	$5,239,446,759	$5,590,099,629
Thrivent Moderately Conservative Allocation	$57,214,547	$(49,771,865)	$388,704,613	$396,147,295	$44,406,410	$(501,075,718)	$(113,782)	$17,579	$(89,915,363)	$(546,680,874)	$(150,533,579)	$4,107,066,057	$3,956,532,478
Thrivent Money Market	$11,592,524	$—	$—	$11,592,524	$53,010,454	$(86,752,244)	$(13,356)	$103	$88,600,568	$54,845,525	$66,438,049	$301,938,836	$368,376,885
Thrivent Multidimensional Income	$1,820,574	$(1,870,428)	$3,278,283	$3,228,429	$1,407,943	$(6,256,238)	$(865)	$245	$(5,690,800)	$(10,539,715)	$(7,311,286)	$53,213,587	$45,902,301
Thrivent Opportunity Income Plus	$5,827,999	$(6,319,548)	$11,988,466	$11,496,917	$3,028,454	$(24,625,694)	$(4,545)	$(10,975)	$(7,752,092)	$(29,364,852)	$(17,867,935)	$170,114,676	$152,246,741
Thrivent Real Estate Securities	$1,043,408	$5,660,974	$3,330,662	$10,035,044	$3,124,712	$(13,089,090)	$(5,342)	$(1,594)	$(3,218,523)	$(13,189,837)	$(3,154,793)	$128,335,883	$125,181,090
Thrivent Small Cap Growth	$(1,652,134)	$(622,148)	$9,623,695	$7,349,413	$11,032,700	$(5,970,829)	$(6,593)	$95	$10,513,779	$15,569,152	$22,918,565	$84,060,677	$106,979,242
Thrivent Small Cap Index	$(1,285,538)	$14,922,789	$46,397,903	$60,035,154	$29,558,801	$(36,327,864)	$(22,673)	$(3,350)	$2,195,730	$(4,599,356)	$55,435,798	$426,336,082	$481,771,880
Thrivent Small Cap Stock	$(2,966,369)	$41,948,696	$(2,803,528)	$36,178,799	$30,374,088	$(21,704,620)	$(11,986)	$653	$19,479,116	$28,137,251	$64,316,050	$312,211,319	$376,527,369
Vanguard® VIF Capital Growth	$1,306	$51,010	$184,525	$236,841	$513,404	$(110,435)	$—	$—	$(16,576)	$386,393	$623,234	$770,718	$1,393,952
Vanguard® VIF International	$21,107	$(270,436)	$516,157	$266,828	$77,045	$(514,449)	$—	$—	$(463,747)	$(901,151)	$(634,323)	$2,184,753	$1,550,430
Vanguard® VIF Short-Term Investment-Grade	$21,257	$(36,861)	$77,628	$62,024	$121,551	$(431,276)	$—	$—	$22,369	$(287,356)	$(225,332)	$1,297,740	$1,072,408
Vanguard® VIF Small Company Growth	$(1,718)	$(34,110)	$112,669	$76,841	$12	$(120,139)	$—	$—	$(9,512)	$(129,639)	$(52,798)	$454,811	$402,013
Vanguard® VIF Total Bond Market Index	$109,844	$(222,581)	$361,657	$248,920	$255,289	$(1,406,772)	$—	$—	$605,111	$(546,372)	$(297,452)	$5,545,369	$5,247,917
Vanguard® VIF Total Stock Market Index	$42,562	$435,458	$936,283	$1,414,303	$642,753	$(1,236,088)	$—	$—	$(208,782)	$(802,117)	$612,186	$5,984,283	$6,596,469
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2022
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$(522)	$30,358	$(211,465)	$(181,629)	$54,837	$(239,717)	$—	$—	$(105,973)	$(290,853)	$(472,482)	$734,318	$261,836
American Funds IS® Global Growth Class 4	$(577,890)	$3,076,153	$(11,134,484)	$(8,636,221)	$13,574,965	$101,889	$(1,476)	$—	$534,081	$14,209,459	$5,573,238	$28,557,768	$34,131,006
American Funds IS® Growth-Income Class 1	$7,342	$74,569	$(313,976)	$(232,065)	$251,209	$(53,143)	$—	$—	$(307,754)	$(109,688)	$(341,753)	$1,331,148	$989,395
American Funds IS® Growth-Income Class 4	$(236,796)	$2,062,684	$(5,728,039)	$(3,902,151)	$13,126,938	$(280,619)	$(1,093)	$—	$566,881	$13,412,107	$9,509,956	$18,076,077	$27,586,033
American Funds IS® International Growth and Income Class 4	$43,543	$2,088,131	$(2,905,303)	$(773,629)	$2,128,862	$7,561	$(194)	$—	$143,097	$2,279,326	$1,505,697	$4,323,192	$5,828,889
American Funds IS® International Class 1	$7,484	$11,958	$(163,564)	$(144,122)	$169,083	$(210,865)	$—	$—	$119,152	$77,370	$(66,752)	$570,837	$504,085
American Funds IS® International Class 4	$(21,189)	$424,656	$(1,194,038)	$(790,571)	$1,292,448	$(15,357)	$(145)	$—	$318,824	$1,595,770	$805,199	$3,132,211	$3,937,410
BlackRock Total Return V.I. Class I	$2,214	$(199)	$(27,145)	$(25,130)	$(2)	$(761)	$—	$—	$2,500	$1,737	$(23,393)	$167,772	$144,379
BlackRock Total Return V.I. Class III	$(375,296)	$(476,878)	$(8,866,508)	$(9,718,682)	$30,294,719	$401,939	$(2,278)	$—	$(3,908,884)	$26,785,496	$17,066,814	$47,740,662	$64,807,476
DFA VA International Small Portfolio	$3,423	$(13,093)	$(47,490)	$(57,160)	$15,895	$(32,765)	$—	$—	$(72,224)	$(89,094)	$(146,254)	$345,392	$199,138
DFA VA US Targeted Value	$(4,429)	$44,018	$(242,620)	$(203,031)	$187,245	$(400,519)	$—	$—	$(1,661,704)	$(1,874,978)	$(2,078,009)	$2,902,558	$824,549
Eaton Vance VT Floating- Rate Income Initial Share Class	$668,722	$(13,200)	$(1,775,441)	$(1,119,919)	$22,691,025	$302,453	$(490)	$—	$204,718	$23,197,706	$22,077,787	$14,317,533	$36,395,320
Fidelity® VIP Emerging Markets Initial Class	$9,560	$(84,156)	$(166,031)	$(240,627)	$189,192	$(282,869)	$—	$—	$90,610	$(3,067)	$(243,694)	$1,012,454	$768,760
Fidelity VIP Emerging Markets Service Class 2	$(73,561)	$(59,572)	$(2,865,081)	$(2,998,214)	$5,297,382	$93,121	$(545)	$—	$1,055,788	$6,445,746	$3,447,532	$12,312,593	$15,760,125
Fidelity VIP Energy Service Class 2	$71,367	$403,759	$2,387,413	$2,862,539	$7,653,659	$(14,476)	$(369)	$—	$996,359	$8,635,173	$11,497,712	$3,187,690	$14,685,402
Fidelity® VIP International Capital Appreciation Initial Class	$(1,909)	$19,865	$(214,299)	$(196,343)	$69,090	$(158,258)	$—	$—	$71,695	$(17,473)	$(213,816)	$769,052	$555,236
Fidelity VIP International Capital Appreciation Service Class 2	$(623,835)	$1,452,145	$(8,417,770)	$(7,589,460)	$13,579,894	$608,487	$(727)	$—	$2,287,369	$16,475,023	$8,885,563	$23,235,598	$32,121,161
Fidelity® VIP Value Initial Class	$14,398	$44,304	$(77,520)	$(18,818)	$113,085	$(40,207)	$—	$—	$831,008	$903,886	$885,068	$602,568	$1,487,636
Fidelity VIP Value Service Class 2	$(87,935)	$553,054	$(1,106,658)	$(641,539)	$11,629,503	$182,076	$(514)	$—	$1,196,716	$13,007,781	$12,366,242	$8,691,844	$21,058,086
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$(185,748)	$2,174,991	$(3,328,011)	$(1,338,768)	$6,291,592	$207,871	$(467)	$—	$(154,234)	$6,344,762	$5,005,994	$9,942,902	$14,948,896
Goldman Sachs VIT Core Fixed Income Service Shares	$(335,325)	$(114,928)	$(5,117,857)	$(5,568,110)	$15,705,994	$(289,510)	$(1,057)	$—	$(676,331)	$14,739,096	$9,170,986	$28,477,292	$37,648,278
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$(145,684)	$32,392	$(1,208,229)	$(1,321,521)	$4,150,597	$25,235	$(293)	$—	$21,395	$4,196,934	$2,875,413	$5,064,960	$7,940,373
Janus Henderson Enterprise Institutional Class	$(3,086)	$194,690	$(400,965)	$(209,361)	$173,856	$(188,261)	$—	$—	$(19,503)	$(33,908)	$(243,269)	$1,325,200	$1,081,931
Janus Henderson VIT Enterprise Service Class	$(263,835)	$2,070,496	$(3,987,523)	$(2,180,862)	$6,332,241	$33,766	$(824)	$—	$(66,831)	$6,298,352	$4,117,490	$11,026,674	$15,144,164
Janus Henderson VIT Forty Service Class	$(892,536)	$6,350,512	$(20,642,721)	$(15,184,745)	$19,211,240	$460,744	$(1,930)	$—	$5,051,370	$24,721,424	$9,536,679	$34,298,617	$43,835,296
John Hancock Core Bond Trust Series I	$14,303	$(66,312)	$(90,628)	$(142,637)	$309,880	$(136,351)	$—	$—	$(231,497)	$(57,968)	$(200,605)	$974,407	$773,802
John Hancock VIT Core Bond Trust Series II	$(17,720)	$(73,399)	$(2,072,292)	$(2,163,411)	$6,657,367	$29,730	$(511)	$—	$(387,437)	$6,299,149	$4,135,738	$11,435,576	$15,571,314
John Hancock International Equity Index Trust Series I	$4,202	$2,005	$(31,152)	$(24,945)	$7,759	$(12,653)	$—	$—	$(101,929)	$(106,823)	$(131,768)	$285,310	$153,542
John Hancock International Small Company Trust Series II	$(8,030)	$148,527	$(482,165)	$(341,668)	$620,218	$55,127	$(58)	$—	$175,632	$850,919	$509,251	$1,662,478	$2,171,729
John Hancock Strategic Income Opportunities Trust Series I	$19,057	$(3,409)	$(82,776)	$(67,128)	$30,039	$(22,918)	$—	$—	$110,394	$117,515	$50,387	$553,411	$603,798
John Hancock Strategic Income Opportunities Trust Series II	$269,989	$(122,953)	$(2,588,748)	$(2,441,712)	$11,223,223	$(163,106)	$(671)	$—	$(1,219,177)	$9,840,269	$7,398,557	$16,106,225	$23,504,782
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$4,679	$128,349	$(183,126)	$(50,098)	$450,709	$(116,828)	$—	$—	$484,676	$818,557	$768,459	$268,398	$1,036,857
MFS® VIT II - Core Equity Service Class	$(383,728)	$2,044,312	$(4,718,005)	$(3,057,421)	$11,499,446	$581,987	$(558)	$—	$174,707	$12,255,582	$9,198,161	$12,276,626	$21,474,787
MFS® VIT III Global Real Estate Service Class	$(30,036)	$220,145	$(1,292,723)	$(1,102,614)	$1,983,161	$23,449	$(178)	$—	$512,339	$2,518,771	$1,416,157	$2,762,005	$4,178,162
MFS® VIT II - MFS® Corporate Bond Initial Class	$7,366	$(1,878)	$(60,271)	$(54,783)	$49,702	$(22,008)	$—	$—	$(61,520)	$(33,826)	$(88,609)	$312,601	$223,992
MFS® VIT III - MFS® Global Real Estate Initial Class	$1,537	$8,610	$(60,888)	$(50,741)	$9,343	$(81,605)	$—	$—	$69,502	$(2,760)	$(53,501)	$176,175	$122,674
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$538	$19,344	$(125,231)	$(105,349)	$53,237	$(75,649)	$—	$—	$(40,514)	$(62,926)	$(168,275)	$460,103	$291,828
MFS® VIT III - MFS® Mid Cap Value Initial Class	$10,960	$39,828	$(227,669)	$(176,881)	$295,758	$(97,830)	$—	$—	$(1,092,261)	$(894,333)	$(1,071,214)	$1,841,588	$770,374
MFS® VIT III Mid Cap Value Service Class	$(91,964)	$600,897	$(1,122,833)	$(613,900)	$3,650,382	$(124,626)	$(434)	$—	$61,994	$3,587,316	$2,973,416	$5,014,460	$7,987,876
MFS® VIT - New Discovery Series Service Class	$(334,047)	$5,229,082	$(9,692,760)	$(4,797,725)	$6,298,406	$36,309	$(824)	$—	$1,441,325	$7,775,216	$2,977,491	$12,791,561	$15,769,052
MFS® VIT II - MFS® Technology Initial Class	$(6,011)	$76,052	$(584,737)	$(514,696)	$89,332	$(93,414)	$—	$—	$(89,295)	$(93,377)	$(608,073)	$1,462,707	$854,634
MFS® VIT II Technology Service Class	$(435,304)	$1,890,453	$(9,788,126)	$(8,332,977)	$8,291,518	$256,744	$(988)	$—	$3,060,235	$11,607,509	$3,274,532	$17,892,235	$21,166,767
MFS® VIT - MFS® Value Series Initial Class	$6,584	$50,138	$(92,574)	$(35,852)	$198,028	$(57,760)	$—	$—	$(7,415)	$132,853	$97,001	$645,557	$742,558
MFS® VIT Value Series Service Class	$(106,636)	$703,742	$(1,143,106)	$(546,000)	$7,446,443	$99,471	$(470)	$—	$(1,003,490)	$6,541,954	$5,995,954	$7,619,987	$13,615,941
PIMCO VIT Emerging Markets Bond Institutional Class	$4,444	$(11,044)	$(15,486)	$(22,086)	$31,591	$(6,094)	$—	$—	$(75,475)	$(49,978)	$(72,064)	$163,853	$91,789
PIMCO VIT Emerging Markets Bond Advisor Class	$37,209	$(8,922)	$(299,254)	$(270,967)	$413,885	$(1,168)	$(95)	$—	$78,211	$490,833	$219,866	$1,457,694	$1,677,560
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$1,504	$(10,793)	$(5,912)	$(15,201)	$159,985	$(68,531)	$—	$—	$22,922	$114,376	$99,175	$77,574	$176,749
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$(50,080)	$11,631	$(578,095)	$(616,544)	$1,847,409	$138,863	$(146)	$—	$(15,911)	$1,970,215	$1,353,671	$4,023,891	$5,377,562
PIMCO VIT Long-Term U.S. Government Institutional Class	$6,010	$(69,576)	$(92,361)	$(155,927)	$129,023	$(38,363)	$—	$—	$(128,735)	$(38,075)	$(194,002)	$517,164	$323,162
PIMCO VIT Long-Term US Government Advisor Class	$(74,696)	$(307,319)	$(4,384,665)	$(4,766,680)	$5,100,260	$(1,177)	$(736)	$—	$517,586	$5,615,933	$849,253	$13,095,499	$13,944,752
PIMCO VIT Real Return Institutional Class	$29,768	$(2,314)	$(118,370)	$(90,916)	$34,909	$(120,413)	$—	$—	$1,646,885	$1,561,381	$1,470,465	$225,905	$1,696,370
PIMCO VIT Real Return Advisor Class	$1,645,337	$(64,842)	$(7,314,957)	$(5,734,462)	$25,404,666	$672,206	$(1,091)	$—	$1,655,585	$27,731,366	$21,996,904	$28,718,691	$50,715,595
Principal Capital Appreciation Class 2	$(169,959)	$1,394,032	$(2,952,189)	$(1,728,116)	$6,666,990	$339,105	$(395)	$—	$545,414	$7,551,114	$5,822,998	$7,876,327	$13,699,325
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Principal Diversified International	$5,232	$27,461	$(94,614)	$(61,921)	$13,066	$(8,054)	$—	$—	$30,176	$35,188	$(26,733)	$297,456	$270,723
Principal Government & High Quality Bond	$3,260	$(2,355)	$(58,954)	$(58,049)	$152,804	$(22,896)	$—	$—	$32,306	$162,214	$104,165	$423,127	$527,292
Principal Small Cap	$(3,156)	$92,838	$(182,143)	$(92,461)	$195,573	$(98,845)	$—	$—	$(8,007)	$88,721	$(3,740)	$483,308	$479,568
Principal VC Equity Income Class 2	$(89,214)	$2,147,472	$(4,201,482)	$(2,143,224)	$8,566,106	$484,190	$(632)	$—	$(767,987)	$8,281,677	$6,138,453	$15,259,817	$21,398,270
Putnam VT International Value Class 1B	$(21,305)	$71,043	$(172,545)	$(122,807)	$2,180,210	$2,296	$(126)	$—	$213,847	$2,396,227	$2,273,420	$1,973,232	$4,246,652
Putnam VT Research Class 1B	$(231,091)	$722,146	$(2,809,841)	$(2,318,786)	$6,304,491	$252,021	$(458)	$—	$(97,659)	$6,458,395	$4,139,609	$10,574,866	$14,714,475
Templeton Global Bond VIP Class 1	$(3,720)	$(27,611)	$14,451	$(16,880)	$127,519	$(164,260)	$—	$—	$468,060	$431,319	$414,439	$419,572	$834,011
Templeton Global Bond VIP Class 2	$(113,820)	$(26,822)	$(149,503)	$(290,145)	$2,391,196	$(12,142)	$(146)	$—	$(154,588)	$2,224,320	$1,934,175	$3,731,512	$5,665,687
Thrivent Aggressive Allocation	$(7,717,736)	$179,399,261	$(475,728,606)	$(304,047,081)	$123,388,445	$(99,886,138)	$(170,818)	$(3,898)	$(774,582)	$22,553,009	$(281,494,072)	$1,592,020,437	$1,310,526,365
Thrivent All Cap	$(919,324)	$22,141,398	$(47,173,034)	$(25,950,960)	$9,000,554	$(7,063,122)	$(4,591)	$(2,421)	$(585,419)	$1,345,001	$(24,605,959)	$133,898,909	$109,292,950
Thrivent Balanced Income Plus	$2,445,774	$22,630,575	$(76,219,917)	$(51,143,568)	$13,395,531	$(23,045,803)	$(8,781)	$(5,770)	$(5,198,347)	$(14,863,170)	$(66,006,738)	$345,191,744	$279,185,006
Thrivent Diversified Income Plus	$11,268,088	$38,369,800	$(153,800,032)	$(104,162,144)	$26,021,405	$(70,541,886)	$(23,328)	$(4,546)	$(21,766,593)	$(66,314,948)	$(170,477,092)	$788,123,628	$617,646,536
Thrivent Emerging Markets Equity	$(293,213)	$461,041	$(21,909,683)	$(21,741,855)	$2,681,936	$(4,855,363)	$(3,196)	$(794)	$(1,034,395)	$(3,211,812)	$(24,953,667)	$81,336,910	$56,383,243
Thrivent ESG Index	$(345,667)	$360,323	$(8,127,357)	$(8,112,701)	$8,200,887	$(1,564,943)	$(1,823)	$—	$2,264,916	$8,899,037	$786,336	$30,914,809	$31,701,145
Thrivent Global Stock	$(378,153)	$27,927,102	$(76,925,420)	$(49,376,471)	$9,595,343	$(15,531,802)	$(6,205)	$(1,777)	$(3,663,965)	$(9,608,406)	$(58,984,877)	$247,555,704	$188,570,827
Thrivent Government Bond	$1,211,736	$(3,946,816)	$(16,799,307)	$(19,534,387)	$11,403,422	$(13,990,853)	$(6,311)	$341	$(11,184,751)	$(13,778,152)	$(33,312,539)	$173,524,548	$140,212,009
Thrivent Healthcare	$(2,734,998)	$39,509,557	$(55,888,932)	$(19,114,373)	$15,625,327	$(16,472,743)	$(13,054)	$457	$(4,941,737)	$(5,801,750)	$(24,916,123)	$279,464,082	$254,547,959
Thrivent High Yield	$12,102,903	$(6,631,481)	$(45,710,129)	$(40,238,707)	$60,512,694	$(18,426,271)	$(11,841)	$(3,353)	$(14,740,523)	$27,330,706	$(12,908,001)	$333,603,985	$320,695,984
Thrivent Income	$7,640,958	$1,896,489	$(90,944,096)	$(81,406,649)	$51,640,903	$(30,013,482)	$(12,932)	$(1,941)	$(35,727,299)	$(14,114,751)	$(95,521,400)	$481,017,558	$385,496,158
Thrivent International Allocation	$3,329,178	$17,064,926	$(74,267,168)	$(53,873,064)	$7,266,078	$(18,630,455)	$(6,893)	$(1,527)	$(2,206,655)	$(13,579,452)	$(67,452,516)	$278,430,874	$210,978,358
Thrivent International Index	$165,279	$(141,778)	$(3,317,383)	$(3,293,882)	$6,043,112	$(404,057)	$(1,159)	$(106)	$1,257,675	$6,895,465	$3,601,583	$20,093,484	$23,695,067
Thrivent Large Cap Growth	$(13,143,261)	$95,970,724	$(506,822,450)	$(423,994,987)	$79,112,954	$(64,344,905)	$(42,529)	$(20,251)	$(9,880,193)	$4,825,076	$(419,169,911)	$1,235,655,537	$816,485,626
Thrivent Large Cap Index	$(1,780,824)	$83,261,464	$(312,420,228)	$(230,939,588)	$91,820,637	$(64,375,823)	$(45,086)	$(7,997)	$(29,027,042)	$(1,635,311)	$(232,574,899)	$1,196,717,061	$964,142,162
Thrivent Large Cap Value	$(135,862)	$42,375,547	$(67,759,907)	$(25,520,222)	$41,797,268	$(34,460,027)	$(10,122)	$3,810	$75,908,516	$83,239,445	$57,719,223	$392,185,141	$449,904,364
Thrivent Limited Maturity Bond	$2,357,071	$(3,904,550)	$(19,536,402)	$(21,083,881)	$38,187,382	$(48,198,732)	$(10,717)	$3,332	$(20,544,303)	$(30,563,038)	$(51,646,919)	$383,309,678	$331,662,759
Thrivent Low Volatility Equity	$(112,523)	$3,554,063	$(9,677,579)	$(6,236,039)	$6,055,247	$(3,319,017)	$(1,152)	$73	$1,241,876	$3,977,027	$(2,259,012)	$51,767,009	$49,507,997
Thrivent Mid Cap Growth	$(811,993)	$(821,314)	$(14,707,951)	$(16,341,258)	$10,140,707	$(2,864,236)	$(3,450)	$—	$7,908,582	$15,181,603	$(1,159,655)	$51,338,068	$50,178,413
Thrivent Mid Cap Index	$(1,332,794)	$55,877,797	$(130,934,995)	$(76,389,992)	$36,596,005	$(28,242,930)	$(23,690)	$(70)	$(14,063,043)	$(5,733,728)	$(82,123,720)	$532,282,428	$450,158,708
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (continued)
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Mid Cap Stock	$(5,868,402)	$104,250,592	$(217,723,491)	$(119,341,301)	$54,573,251	$(32,853,119)	$(21,024)	$(9,262)	$112,950	$21,802,796	$(97,538,505)	$619,228,569	$521,690,064
Thrivent Mid Cap Value	$(590,598)	$263,503	$(2,215,468)	$(2,542,563)	$8,554,848	$(2,306,720)	$(1,500)	$—	$17,200,723	$23,447,351	$20,904,788	$27,150,058	$48,054,846
Thrivent Moderate Allocation	$4,879,353	$727,991,499	$(2,532,287,165)	$(1,799,416,313)	$244,258,116	$(766,710,057)	$(324,878)	$(70,130)	$(107,343,645)	$(630,190,594)	$(2,429,606,907)	$10,460,789,782	$8,031,182,875
Thrivent Moderately Aggressive Allocation	$(9,743,637)	$603,636,383	$(1,831,250,761)	$(1,237,358,015)	$247,545,323	$(420,660,276)	$(391,428)	$(11,831)	$(70,415,343)	$(243,933,555)	$(1,481,291,570)	$6,720,738,329	$5,239,446,759
Thrivent Moderately Conservative Allocation	$26,813,218	$206,289,507	$(1,072,795,357)	$(839,692,632)	$79,119,817	$(399,073,086)	$(114,391)	$42,966	$(88,133,030)	$(408,157,724)	$(1,247,850,356)	$5,354,916,413	$4,107,066,057
Thrivent Money Market	$588,452	$—	$—	$588,452	$50,663,733	$(59,215,349)	$(9,227)	$1	$107,906,827	$99,345,985	$99,934,437	$202,004,399	$301,938,836
Thrivent Multidimensional Income	$626,276	$(1,492,862)	$(8,596,284)	$(9,462,870)	$4,425,414	$(4,989,616)	$(736)	$(142)	$8,685,968	$8,120,888	$(1,341,982)	$54,555,569	$53,213,587
Thrivent Opportunity Income Plus	$5,219,102	$(5,817,390)	$(24,318,041)	$(24,916,329)	$6,379,515	$(23,675,516)	$(4,743)	$1,014	$(6,439,592)	$(23,739,322)	$(48,655,651)	$218,770,327	$170,114,676
Thrivent Real Estate Securities	$(220,013)	$10,990,295	$(58,838,884)	$(48,068,602)	$7,911,249	$(10,752,373)	$(5,613)	$(6,588)	$(3,519,999)	$(6,373,324)	$(54,441,926)	$182,777,809	$128,335,883
Thrivent Small Cap Growth	$(1,347,140)	$6,279,466	$(28,016,227)	$(23,083,901)	$13,509,956	$(4,488,049)	$(5,573)	$(202)	$4,034,306	$13,050,438	$(10,033,463)	$94,094,140	$84,060,677
Thrivent Small Cap Index	$(1,099,929)	$46,613,299	$(134,875,090)	$(89,361,720)	$40,738,251	$(26,443,891)	$(21,928)	$(1,364)	$(11,277,159)	$2,993,909	$(86,367,811)	$512,703,893	$426,336,082
Thrivent Small Cap Stock	$(3,348,734)	$59,219,631	$(95,135,037)	$(39,264,140)	$36,273,287	$(19,115,700)	$(10,503)	$(5,785)	$2,675,074	$19,816,373	$(19,447,767)	$331,659,086	$312,211,319
Vanguard® VIF Capital Growth	$1,623	$105,056	$(279,989)	$(173,310)	$51,117	$(126,218)	$—	$—	$(89,054)	$(164,155)	$(337,465)	$1,108,183	$770,718
Vanguard® VIF International	$12,159	$303,038	$(1,204,270)	$(889,073)	$198,891	$(145,247)	$—	$—	$246,753	$300,397	$(588,676)	$2,773,429	$2,184,753
Vanguard® VIF Short-Term Investment-Grade	$25,464	$(118,891)	$(84,109)	$(177,536)	$378,382	$(185,119)	$—	$—	$(1,497,716)	$(1,304,453)	$(1,481,989)	$2,779,729	$1,297,740
Vanguard® VIF Small Company Growth	$(2,954)	$137,779	$(303,712)	$(168,887)	$7,959	$(37,480)	$—	$—	$(29,772)	$(59,293)	$(228,180)	$682,991	$454,811
Vanguard® VIF Total Bond Market Index	$96,578	$(157,649)	$(898,198)	$(959,269)	$975,480	$(880,197)	$—	$—	$(428,233)	$(332,950)	$(1,292,219)	$6,837,588	$5,545,369
Vanguard® VIF Total Stock Market Index	$52,306	$614,040	$(2,161,285)	$(1,494,939)	$453,900	$(644,632)	$—	$—	$(194,549)	$(385,281)	$(1,880,220)	$7,864,503	$5,984,283
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2023
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 99 subaccounts as shown below. 32 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
**American Funds IS® Global Growth Class 4	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth- Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
**American Funds IS® Growth-Income Class 4	American Funds Insurance Series — Growth-Income Portfolio Class 4
**American Funds IS International Growth and Income Class 4	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
**American Funds IS® International Class 4	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating- Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
**Principal VC Equity Income Class 2	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
****Thrivent ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
***Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
****Thrivent Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

Subaccount	Series
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Mulitidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
****Thrivent Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio
*Available in AdvisorFlex Variable Annuity only.**Available in Retirement Choice Variable Annuity only.***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice only.
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to Section VM-21 of the NAIC Valuation Manual. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was applied. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50
With PADB and EADB	1.50	1.65

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB (Guaranteed Lifetime Withdrawal Benefit)	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued

Subaccount	Current	Maximum
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%
Additionally, during the year ended December 31, 2023, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
American Funds IS® Global Growth Class 1	36,233	4,434	(23,427)	17,240	806	(3,615)	14,431
American Funds IS® Global Growth Class 4	2,001,793	2,822,260	(1,597,494)	3,226,559	1,489,563	(954,018)	3,762,104
American Funds IS® Growth-Income Class 1	69,963	16,774	(24,151)	62,586	1,887	(1,651)	62,822
American Funds IS® Growth-Income Class 4	1,263,016	2,122,966	(1,042,828)	2,343,154	929,920	(462,461)	2,810,613
American Funds IS® International Growth and Income Class 4	335,829	397,084	(190,182)	542,731	314,681	(173,073)	684,339

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
American Funds IS® International Class 1	43,709	27,292	(22,042)	48,959	13,868	(14,357)	48,470
American Funds IS® International Class 4	252,971	272,849	(118,118)	407,702	133,720	(84,572)	456,850
BlackRock Total Return V.I. Class I	14,684	228	(71)	14,841	24,320	(580)	38,581
BlackRock Total Return V.I. Class III	4,819,795	7,439,538	(4,516,660)	7,742,673	3,821,045	(1,954,901)	9,608,817
DFA VA International Small Portfolio	25,610	1,975	(9,521)	18,064	3,431	(2,386)	19,109
DFA VA US Targeted Value	182,156	23,945	(151,680)	54,421	85,831	(22,655)	117,597
Eaton Vance VT Floating- Rate Income Initial Share Class	1,323,842	4,057,406	(1,877,853)	3,503,395	1,962,784	(995,066)	4,471,113
Fidelity® VIP Emerging Markets Initial Class	64,683	23,652	(26,482)	61,853	22,495	(18,720)	65,628
Fidelity VIP Emerging Markets Service Class 2	937,607	1,181,357	(592,783)	1,526,181	672,760	(468,350)	1,730,591
Fidelity VIP Energy Service Class 2	193,497	865,956	(505,260)	554,193	414,976	(334,536)	634,633
Fidelity® VIP International Capital Appreciation Initial Class	43,837	18,683	(19,261)	43,259	13,891	(9,281)	47,869
Fidelity VIP International Capital Appreciation Service Class 2	1,705,920	2,762,373	(1,216,141)	3,252,152	1,706,129	(1,054,146)	3,904,135
Fidelity® VIP Value Initial Class	36,332	68,900	(11,126)	94,106	9,498	(62,129)	41,475
Fidelity VIP Value Service Class 2	517,398	1,502,383	(693,634)	1,326,147	925,656	(463,934)	1,787,869
Franklin Small Cap Value VIP Class 2	627,010	1,021,614	(587,271)	1,061,353	616,005	(368,598)	1,308,760
Goldman Sachs VIT Core Fixed Income Service Shares	2,902,428	3,694,627	(2,064,620)	4,532,435	2,730,659	(1,242,446)	6,020,648
Goldman Sachs VIT Small Cap Equity Insights Service Shares	324,002	585,687	(269,713)	639,976	332,389	(185,107)	787,258
Janus Henderson Enterprise Institutional Class	64,866	16,841	(18,327)	63,380	1,201	(9,195)	55,386
Janus Henderson VIT Enterprise Service Class	752,121	932,316	(437,039)	1,247,398	1,094,069	(465,299)	1,876,168
Janus Henderson VIT Forty Service Class	2,269,317	4,000,990	(1,838,924)	4,431,383	2,046,846	(1,439,490)	5,038,739
John Hancock Core Bond Trust Series I	85,822	46,602	(53,129)	79,295	6,119	(14,472)	70,942
John Hancock Core Bond Trust Series II	1,168,969	1,649,433	(948,397)	1,870,005	1,503,232	(687,965)	2,685,272
John Hancock International Equity Index Trust B Series I	21,173	12,142	(19,656)	13,659	14,039	(12,188)	15,510
John Hancock International Small Company Trust Series II	116,295	121,400	(49,301)	188,394	91,657	(47,702)	232,349

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
John Hancock Strategic Income Opportunities Trust Series I	48,004	18,893	(8,380)	58,517	5,111	(7,849)	55,779
John Hancock Strategic Income Opportunities Trust Series II	1,500,673	2,258,554	(1,287,058)	2,472,169	1,355,156	(703,121)	3,124,204
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	13,871	58,314	(8,070)	64,115	7,479	(27,032)	44,562
MFS® VIT II - Core Equity Service Class	822,895	1,637,481	(694,009)	1,766,367	919,776	(546,342)	2,139,801
MFS® VIT III Global Real Estate Service Class	186,083	318,665	(113,566)	391,182	206,165	(88,841)	508,506
MFS® VIT II - MFS® Corporate Bond Initial Class	25,791	4,747	(8,333)	22,205	1,185	(398)	22,992
MFS® VIT III - MFS® Global Real Estate Initial Class	10,457	7,159	(7,600)	10,016	810	(3,251)	7,575
MFS® VIT II - MFS® International Intrinsic Value Initial Class	28,298	4,698	(9,398)	23,598	1,249	(5,850)	18,997
MFS® VIT III - MFS® Mid Cap Value Initial Class	111,218	26,403	(86,360)	51,261	2,292	(16,251)	37,302
MFS® VIT III Mid Cap Value Service Class	311,929	517,480	(276,484)	552,925	342,345	(173,285)	721,985
MFS® VIT - New Discovery Series Service Class	926,447	1,371,605	(646,096)	1,651,956	840,939	(501,801)	1,991,094
MFS® VIT II - MFS® Technology Initial Class	56,216	5,876	(10,755)	51,337	12,637	(6,907)	57,067
MFS® VIT II Technology Service Class	1,291,379	1,995,047	(874,881)	2,411,545	1,413,841	(1,025,915)	2,799,471
MFS® VIT - MFS® Value Initial Class	40,414	16,934	(7,695)	49,653	6,256	(18,742)	37,167
MFS® VIT Value Series Service Class	520,766	1,005,042	(521,915)	1,003,893	545,754	(295,979)	1,253,668
PIMCO VIT Emerging Markets Bond Institutional Class	14,295	4,839	(9,576)	9,558	147	(880)	8,825
PIMCO VIT Emerging Markets Bond Advisor Class	139,447	107,988	(54,448)	192,987	101,364	(53,825)	240,526
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	7,199	38,472	(27,133)	18,538	2,216	(12,004)	8,750
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	389,840	479,965	(276,448)	593,357	230,134	(121,685)	701,806
PIMCO VIT Long-Term U.S. Government Institutional Class	41,816	15,314	(20,172)	36,958	10,423	(20,583)	26,798

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
PIMCO VIT Long-Term US Government Advisor Class	1,444,284	1,953,339	(1,205,934)	2,191,689	1,743,374	(774,667)	3,160,396
PIMCO VIT Real Return Institutional Class	18,139	153,083	(15,667)	155,555	15,886	(112,994)	58,447
PIMCO VIT Real Return Advisor Class	2,632,206	5,337,704	(2,621,954)	5,347,956	3,293,651	(1,508,486)	7,133,121
Principal Capital Appreciation Class 2	512,562	1,201,982	(631,917)	1,082,627	1,068,488	(477,453)	1,673,662
Principal Diversified International	21,415	6,192	(3,060)	24,547	89	(13,620)	11,016
Principal Government & High Quality Bond	39,874	19,454	(2,564)	56,764	2,197	(25,513)	33,448
Principal Small Cap	27,243	15,381	(8,308)	34,316	1,478	(8,812)	26,982
Principal VC Equity Income Class 2	1,021,935	1,475,029	(871,779)	1,625,185	816,626	(509,647)	1,932,164
Putnam VT International Value Class 1B	142,273	330,629	(140,219)	332,683	333,421	(175,601)	490,503
Putnam VT Research Class 1B	711,477	1,067,638	(567,251)	1,211,864	757,709	(440,135)	1,529,438
Templeton Global Bond VIP Class 1	45,952	77,829	(27,210)	96,571	750	(65,501)	31,820
Templeton Global Bond VIP Class 2	399,928	568,035	(321,091)	646,872	266,739	(112,488)	801,123
Thrivent Aggressive Allocation	50,942,571	21,842,254	(17,062,946)	55,721,879	13,250,446	(12,102,298)	56,870,027
Thrivent All Cap	3,306,551	1,637,600	(1,238,365)	3,705,786	1,180,703	(1,029,858)	3,856,631
Thrivent Balanced Income Plus	14,118,897	3,665,466	(4,064,285)	13,720,078	2,712,874	(3,461,513)	12,971,439
Thrivent Diversified Income Plus	34,218,684	8,337,073	(10,819,464)	31,736,293	5,712,117	(9,398,647)	28,049,763
Thrivent Emerging Markets Equity	5,008,238	1,366,189	(1,616,922)	4,757,505	1,055,735	(1,525,570)	4,287,670
Thrivent ESG Index	1,899,065	1,707,779	(1,060,118)	2,546,726	896,148	(970,121)	2,472,753
Thrivent Global Stock	8,036,147	2,019,666	(2,094,824)	7,960,989	1,314,072	(1,757,889)	7,517,172
Thrivent Government Bond	12,141,940	4,526,699	(5,268,570)	11,400,069	4,286,941	(4,278,760)	11,408,250
Thrivent Healthcare	8,565,280	4,029,158	(3,566,620)	9,027,818	2,738,182	(2,703,575)	9,062,425
Thrivent High Yield	17,325,909	12,351,325	(8,560,927)	21,116,307	8,979,799	(6,205,598)	23,890,508
Thrivent Income	30,206,132	14,435,671	(13,284,619)	31,357,184	12,446,557	(8,800,679)	35,003,062
Thrivent International Allocation	20,523,748	4,195,295	(5,487,796)	19,231,247	2,946,136	(5,160,840)	17,016,543
Thrivent International Index	1,479,965	1,274,963	(672,860)	2,082,068	1,336,342	(766,215)	2,652,195
Thrivent Large Cap Growth	26,050,082	15,660,502	(10,577,946)	31,132,638	12,811,030	(10,211,135)	33,732,533
Thrivent Large Cap Index	31,192,262	15,174,013	(11,462,086)	34,904,189	11,259,919	(10,634,862)	35,529,246
Thrivent Large Cap Value	11,705,263	8,720,464	(4,794,870)	15,630,857	4,518,586	(5,679,254)	14,470,189
Thrivent Limited Maturity Bond	30,994,152	14,390,555	(16,574,322)	28,810,385	8,479,101	(11,653,683)	25,635,803
Thrivent Low Volatility Equity	3,488,845	1,570,274	(1,223,123)	3,835,996	801,370	(1,184,899)	3,452,467
Thrivent Mid Cap Growth	3,289,704	3,229,905	(1,917,056)	4,602,553	2,382,045	(1,433,203)	5,551,395
Thrivent Mid Cap Index	13,338,448	5,726,192	(4,638,788)	14,425,852	4,706,261	(4,211,724)	14,920,389
Thrivent Mid Cap Stock	13,332,127	7,942,286	(5,231,206)	16,043,207	6,257,473	(3,915,450)	18,385,230
Thrivent Mid Cap Value	1,602,453	2,701,395	(1,270,348)	3,033,500	1,164,432	(1,560,747)	2,637,185

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2022	Units Issued	Units Redeemed	Units Outstanding at December 31, 2023
Thrivent Moderate Allocation	457,405,859	66,281,793	(93,022,725)	430,664,927	47,736,970	(84,607,206)	393,794,691
Thrivent Moderately Aggressive Allocation	252,304,774	48,875,125	(53,141,250)	248,038,649	33,621,492	(48,932,189)	232,727,952
Thrivent Moderately Conservative Allocation	287,973,985	61,842,451	(86,692,037)	263,124,399	42,522,155	(75,846,856)	229,799,698
Thrivent Money Market	206,121,563	326,442,583	(225,504,640)	307,059,506	296,239,968	(244,072,489)	359,226,985
Thrivent Multidimensional Income	4,565,615	2,865,303	(2,223,429)	5,207,489	1,014,469	(2,030,174)	4,191,784
Thrivent Opportunity Income Plus	14,127,364	4,015,843	(5,670,278)	12,472,929	2,360,718	(4,442,357)	10,391,290
Thrivent Real Estate Securities	4,824,864	1,861,521	(1,784,714)	4,901,671	1,271,411	(1,676,356)	4,496,726
Thrivent Small Cap Growth	5,180,509	3,674,539	(2,637,922)	6,217,126	3,276,925	(2,101,775)	7,392,276
Thrivent Small Cap Index	12,934,279	6,033,735	(4,579,472)	14,388,542	5,166,200	(4,100,444)	15,454,298
Thrivent Small Cap Stock	8,346,489	4,973,184	(3,290,738)	10,028,935	4,681,157	(2,729,887)	11,980,205
Vanguard® VIF Capital Growth	56,887	3,229	(12,952)	47,164	29,990	(10,000)	67,154
Vanguard® VIF International	140,513	56,501	(37,449)	159,565	39,865	(99,850)	99,580
Vanguard® VIF Short-Term Investment-Grade	254,929	54,674	(182,415)	127,188	50,924	(78,361)	99,751
Vanguard® VIF Small Company Growth	38,106	2,090	(5,944)	34,252	8,026	(16,776)	25,502
Vanguard® VIF Total Bond Market Index	602,724	135,220	(171,884)	566,060	159,410	(215,537)	509,933
Vanguard® VIF Total Stock Market Index	386,235	62,133	(81,035)	367,333	86,472	(130,715)	323,090
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2023 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$34,421	$62,604
American Funds IS® Global Growth Class 4	10,723,303	1,560,323
American Funds IS® Growth-Income Class 1	107,708	37,507
American Funds IS® Growth-Income Class 4	8,895,797	1,072,532
American Funds IS® International Growth and Income Class 4	2,408,262	668,256
American Funds IS® International Class 1	162,684	162,353
American Funds IS® International Class 4	853,992	340,369
BlackRock Total Return V.I. Class I	246,054	7,427
BlackRock Total Return V.I. Class III	19,485,295	1,854,676
DFA VA International Small Portfolio	46,690	29,359
DFA VA US Targeted Value	1,484,359	338,385
Eaton Vance VT Floating-Rate Income Initial Share Class	15,965,978	2,398,198
Fidelity® VIP Emerging Markets Initial Class	286,228	220,043
Fidelity VIP Emerging Markets Service Class 2	3,841,184	1,560,985

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Fidelity VIP Energy Service Class 2	6,036,817	3,769,859
Fidelity® VIP International Capital Appreciation Initial Class	199,116	141,849
Fidelity VIP International Capital Appreciation Service Class 2	8,948,534	2,123,634
Fidelity® VIP Value Initial Class	195,855	1,050,090
Fidelity VIP Value Service Class 2	10,887,256	2,040,764
Franklin Small Cap Value VIP Class 2	5,374,239	1,001,174
Goldman Sachs VIT Core Fixed Income Service Shares	14,448,897	1,179,771
Goldman Sachs VIT Small Cap Equity Insights Service Shares	2,293,275	419,633
Janus Henderson Enterprise Institutional Class	96,360	167,202
Janus Henderson VIT Enterprise Service Class	10,143,662	689,115
Janus Henderson VIT Forty Service Class	9,650,184	3,125,087
John Hancock Core Bond Trust Series I	79,074	144,891
John Hancock Core Bond Trust Series II	7,832,859	556,468
John Hancock International Equity Index Trust B Series I	156,987	131,821
John Hancock International Small Company Trust Series II	894,143	290,994
John Hancock Strategic Income Opportunities Trust Series I	74,209	85,537
John Hancock Strategic Income Opportunities Trust Series II	8,366,168	1,414,103
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	202,875	496,166
MFS® VIT II - Core Equity Service Class	7,300,063	1,364,705
MFS® VIT III Global Real Estate Service Class	1,803,474	284,890
MFS® VIT II - MFS® Corporate Bond Initial Class	20,481	4,033
MFS® VIT III - MFS® Global Real Estate Initial Class	17,643	43,537
MFS® VIT II - MFS® International Intrinsic Value Initial Class	37,140	78,210
MFS® VIT III - MFS® Mid Cap Value Initial Class	62,958	256,932
MFS® VIT III Mid Cap Value Service Class	3,300,054	449,044
MFS® VIT - New Discovery Series Service Class	4,044,446	897,189
MFS® VIT II - MFS® Technology Initial Class	264,548	141,646
MFS® VIT II Technology Service Class	5,499,016	1,749,208
MFS® VIT - MFS® Value Initial Class	149,798	280,732
MFS® VIT Value Series Service Class	5,762,118	1,178,832
PIMCO VIT Emerging Markets Bond Institutional Class	6,604	9,298
PIMCO VIT Emerging Markets Bond Advisor Class	693,052	191,407
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	21,126	113,602
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	1,475,668	378,943
PIMCO VIT Long-Term U.S. Government Institutional Class	81,970	167,060
PIMCO VIT Long-Term US Government Advisor Class	7,124,799	817,732
PIMCO VIT Real Return Institutional Class	209,559	1,253,687
PIMCO VIT Real Return Advisor Class	19,479,934	1,408,853
Principal Capital Appreciation Class 2	10,428,264	888,084
Principal Diversified International	2,684	162,461
Principal Government & High Quality Bond	28,931	240,919
Principal Small Cap	22,402	126,258
Principal VC Equity Income Class 2	6,834,397	1,333,883

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Putnam VT International Value Class 1B	3,035,820	796,072
Putnam VT Research Class 1B	5,220,588	1,001,065
Templeton Global Bond VIP Class 1	5,355	563,832
Templeton Global Bond VIP Class 2	1,510,014	258,964
Thrivent Aggressive Allocation	186,409,170	192,037,322
Thrivent All Cap	21,543,536	23,785,734
Thrivent Balanced Income Plus	41,033,181	57,580,508
Thrivent Diversified Income Plus	73,097,361	140,555,303
Thrivent Emerging Markets Equity	9,732,279	14,608,840
Thrivent ESG Index	8,613,659	9,757,736
Thrivent Global Stock	18,964,210	34,568,511
Thrivent Government Bond	36,464,186	37,182,265
Thrivent Healthcare	37,519,172	55,229,265
Thrivent High Yield	81,790,675	49,468,525
Thrivent Income	98,814,544	62,456,775
Thrivent International Allocation	25,006,001	47,709,768
Thrivent International Index	12,854,443	5,636,744
Thrivent Large Cap Growth	253,999,215	147,511,411
Thrivent Large Cap Index	161,739,202	209,097,713
Thrivent Large Cap Value	84,930,034	113,849,252
Thrivent Limited Maturity Bond	57,416,148	93,400,617
Thrivent Low Volatility Equity	7,946,905	13,341,288
Thrivent Mid Cap Growth	21,259,033	10,972,698
Thrivent Mid Cap Index	90,705,749	94,390,535
Thrivent Mid Cap Stock	110,307,750	70,257,388
Thrivent Mid Cap Value	13,742,880	20,046,583
Thrivent Moderate Allocation	538,048,300	1,248,750,042
Thrivent Moderately Aggressive Allocation	500,302,391	791,454,888
Thrivent Moderately Conservative Allocation	413,720,594	903,204,500
Thrivent Money Market	211,906,755	145,468,809
Thrivent Multidimensional Income	9,202,926	17,922,312
Thrivent Opportunity Income Plus	27,699,587	51,225,465
Thrivent Real Estate Securities	23,776,139	31,712,151
Thrivent Small Cap Growth	30,768,494	16,851,571
Thrivent Small Cap Index	85,789,957	80,170,213
Thrivent Small Cap Stock	114,959,268	45,987,463
Vanguard® VIF Capital Growth	598,114	165,924
Vanguard® VIF International	578,157	1,380,448
Vanguard® VIF Short-Term Investment-Grade	459,059	725,158
Vanguard® VIF Small Company Growth	71,590	202,947
Vanguard® VIF Total Bond Market Index	1,405,962	1,842,491
Vanguard® VIF Total Stock Market Index	1,608,878	2,003,679

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, except as indicated in Note 1, follows:
Subaccount	2023	2022	2021	2020	2019
American Funds IS® Global Growth Class 1
Units (a)	14,431	17,240	36,233	36,615	56,764
Unit value	$18.51	$15.17	$20.26	$17.48	$13.47
Net assets	$267,421	$261,836	$734,318	$640,526	$764,617
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.08%	0.67%	0.58%	0.52%	1.40%
Total return (d)	21.99%	(25.10) %	15.85%	29.80%	34.60%
American Funds IS® Global Growth Class 4
Units (a)	3,762,104	3,226,559	2,001,793	459,264	—
Unit value	$12.91-$12.78	$10.66-$10.58	$14.33-$14.27	$12.46-$12.44	—
Net assets	$48,065,408	$34,131,006	$28,557,768	$5,712,550	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.74%	0.50%	0.19%	0.03%	— %
Total return (d) (3)	20.78 - 21.14%	(25.85) - (25.63) %	14.69 - 15.04%	24.38 - 24.57%	— %
American Funds IS® Growth-Income Class 1
Units (a)	62,822	62,586	69,963	49,596	33,107
Unit value	$19.84	$15.81	$19.03	$15.41	$13.64
Net assets	$1,246,608	$989,395	$1,331,148	$764,147	$451,569
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.63%	1.54%	1.51%	1.65%	1.96%
Total return (d)	25.52%	(16.91) %	23.49%	12.96%	25.51%
American Funds IS® Growth-Income Class 4
Units (a)	2,810,613	2,343,154	1,263,016	474,948	—
Unit value	$14.78-$14.63	$11.86-$11.77	$14.38-$14.31	$11.72-$11.71	—
Net assets	$41,119,381	$27,586,033	$18,076,077	$5,559,670	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.27%	1.31%	1.16%	1.56%	— %
Total return (d) (3)	24.27 - 24.64%	(17.74) - (17.49) %	22.26 - 22.63%	17.06 - 17.24%	— %
American Funds IS® International Growth and Income Class 4
Units (a)	684,339	542,731	335,829	90,952	—
Unit value	$12.40-$12.27	$10.82-$10.74	$12.93-$12.87	$12.42-$12.40	—
Net assets	$8,395,304	$5,828,889	$4,323,192	$1,128,128	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.59%	3.37%	4.11%	1.95%	— %
Total return (d) (3)	14.23 - 14.57%	(16.57) - (16.32) %	3.79 - 4.10%	24.04 - 24.22%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
American Funds IS® International Class 1
Units (a)	48,470	48,959	43,709	94,691	111,382
Unit value	$11.87	$10.30	$13.06	$13.32	$11.75
Net assets	$575,178	$504,085	$570,837	$1,261,546	$1,308,350
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.57%	2.07%	2.10%	0.90%	1.95%
Total return (d)	15.25%	(21.16) %	(1.97) %	13.42%	22.29%
American Funds IS® International Class 4
Units (a)	456,850	407,702	252,971	80,030	—
Unit value	$11.14-$11.02	$9.73-$9.66	$12.44-$12.38	$12.78-$12.76	—
Net assets	$5,035,301	$3,937,410	$3,132,211	$1,020,861	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.16%	1.78%	3.34%	0.62%	— %
Total return (d) (3)	14.13 - 14.47%	(22.00) - (21.77) %	(2.93) - (2.64) %	27.56 - 27.75%	— %
BlackRock Total Return V.I. Class I
Units (a)	38,581	14,841	14,684	21,410	15,686
Unit value	$10.24	$9.75	$11.43	$11.68	$10.81
Net assets	$393,977	$144,379	$167,772	$249,847	$169,330
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.63%	2.21%	1.82%	2.15%	2.91%
Total return (d)	5.04%	(14.69) %	(2.17) %	8.07%	8.67%
BlackRock Total Return V.I. Class III
Units (a)	9,608,817	7,742,673	4,819,795	1,117,776	—
Unit value	$8.83-$8.74	$8.46-$8.39	$9.96-$9.91	$10.23-$10.21	—
Net assets	$83,725,566	$64,807,476	$47,740,662	$11,399,787	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	3.51%	1.90%	1.23%	0.62%	— %
Total return (d) (3)	4.11 - 4.42%	(15.33) - (15.08) %	(2.92) - (2.62) %	2.12 - 2.27%	— %
DFA VA International Small Portfolio
Units (a)	19,109	18,064	25,610	30,595	42,767
Unit value	$12.49	$11.02	$13.49	$11.86	$10.92
Net assets	$238,590	$199,138	$345,392	$362,877	$467,093
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.24%	2.25%	2.61%	1.93%	2.19%
Total return (d)	13.26%	(18.26) %	13.71%	8.59%	22.97%
DFA VA US Targeted Value
Units (a)	117,597	54,421	182,156	91,976	96,658
Unit value	$18.05	$15.15	$15.93	$11.49	$11.14
Net assets	$2,122,543	$824,549	$2,902,558	$1,057,200	$1,076,390
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.36%	0.55%	2.15%	1.75%	1.49%
Total return (d)	19.14%	(4.93) %	38.64%	3.20%	21.64%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Eaton Vance VT Floating- Rate Income Initial Share Class
Units (a)	4,471,113	3,503,395	1,323,842	129,617	—
Unit value	$11.53-$11.41	$10.47-$10.39	$10.86-$10.81	$10.59-$10.57	—
Net assets	$51,018,053	$36,395,320	$14,317,533	$1,370,342	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	8.22%	4.96%	2.85%	1.51%	— %
Total return (d) (3)	9.83 - 10.16%	(3.94) - (3.65)%	2.31 - 2.62%	5.70 - 5.86%	— %
Fidelity® VIP Emerging Markets Initial Class
Units (a)	65,628	61,853	64,683	85,757	98,656
Unit value	$13.58	$12.45	$15.68	$16.14	$12.37
Net assets	$889,269	$768,760	$1,012,454	$1,382,046	$1,218,772
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	2.30%	1.66%	2.06%	0.82%	1.96%
Total return (d)	9.01%	(20.59) %	(2.83) %	30.48%	28.68%
Fidelity VIP Emerging Markets Service Class 2
Units (a)	1,730,591	1,526,181	937,607	178,851	—
Unit value	$11.29-$11.17	$10.40-$10.33	$13.19-$13.13	$13.65-$13.63	—
Net assets	$19,324,866	$15,760,125	$12,312,593	$2,436,975	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.15%	1.88%	3.15%	0.85%	— %
Total return (d) (3)	8.13 - 8.46%	(21.36) - (21.12) %	(3.62) - (3.33) %	36.26 - 36.46%	— %
Fidelity VIP Energy Service Class 2
Units (a)	634,633	554,193	193,497	62,473	—
Unit value	$26.63-$26.35	$26.70-$26.50	$16.55-$16.47	$10.79-$10.77	—
Net assets	$16,724,953	$14,685,402	$3,187,690	$673,078	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.47%	2.78%	2.85%	4.36%	— %
Total return (d) (3)	(0.55) - (0.25) %	60.85 - 61.33%	52.91 - 53.37%	7.74 - 7.90%	— %
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	47,869	43,259	43,837	35,204	47,586
Unit value	$16.27	$12.84	$17.54	$15.71	$12.93
Net assets	$778,698	$555,236	$769,052	$553,046	$615,271
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.43%	0.30%	0.00%	0.28%	0.58%
Total return (d)	26.74%	(26.84) %	11.67%	21.50%	32.53%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	3,904,135	3,252,152	1,705,920	411,670	—
Unit value	$12.54-$12.41	$9.95-$9.88	$13.68-$13.62	$12.32-$12.30	—
Net assets	$48,433,953	$32,121,161	$23,235,598	$5,064,332	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.17%	0.11%	0.00%	0.25%	— %
Total return (d) (3)	25.60 - 25.98%	(27.48) - (27.27) %	10.72 - 11.05%	23.02 - 23.21%	— %
Fidelity® VIP Value Initial Class
Units (a)	41,475	94,106	36,332	29,117	43,240
Unit value	$18.82	$15.81	$16.59	$12.82	$12.14
Net assets	$780,699	$1,487,636	$602,568	$373,257	$524,795
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.86%	2.35%	1.86%	1.56%	1.86%
Total return (d)	19.07%	(4.68) %	29.38%	5.62%	31.34%
Fidelity VIP Value Service Class 2
Units (a)	1,787,869	1,326,147	517,398	130,177	—
Unit value	$18.93-$18.74	$16.00-$15.88	$16.88-$16.80	$13.13-$13.11	—
Net assets	$33,497,468	$21,058,086	$8,691,844	$1,707,050	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.25%	1.69%	2.17%	1.76%	— %
Total return (d) (3)	17.99 - 18.34%	(5.48) - (5.19)%	28.11 - 28.49%	31.13 - 31.33%	— %
Franklin Small Cap Value VIP Class 2
Units (a)	1,308,760	1,061,353	627,010	152,184	—
Unit value	$15.85-$15.68	$14.19-$14.08	$15.93-$15.86	$12.83-$12.81	—
Net assets	$20,525,471	$14,948,896	$9,942,902	$1,949,191	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.53%	0.97%	0.97%	0.00%	— %
Total return (d) (3)	11.35 - 11.68%	(11.18) - (10.91) %	23.81 - 24.18%	28.08 - 28.27%	— %
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	6,020,648	4,532,435	2,902,428	714,151	—
Unit value	$8.77-$8.68	$8.37-$8.31	$9.86-$9.81	$10.18-$10.16	—
Net assets	$52,269,954	$37,648,278	$28,477,292	$7,256,760	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.87%	1.48%	1.08%	0.93%	— %
Total return (d) (3)	4.52 - 4.83%	(15.34) - (15.09) %	(3.44) - (3.15) %	1.62 - 1.77%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	787,258	639,976	324,002	66,287	—
Unit value	$14.73-$14.58	$12.50-$12.41	$15.70-$15.63	$12.84-$12.82	—
Net assets	$11,475,176	$7,940,373	$5,064,960	$849,514	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.89%	0.12%	0.39%	0.00%	— %
Total return (d) (3)	17.48 - 17.83%	(20.63) - (20.39) %	21.96 - 22.33%	28.18 - 28.37%	— %
Janus Henderson Enterprise Institutional Class
Units (a)	55,386	63,380	64,866	97,240	86,587
Unit value	$20.04	$17.07	$20.43	$17.59	$14.81
Net assets	$1,109,679	$1,081,931	$1,325,200	$1,710,641	$1,282,642
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.15%	0.40%	0.39%	0.11%	0.20%
Total return (d)	17.37%	(16.44) %	16.13%	18.76%	34.67%
Janus Henderson VIT Enterprise Service Class
Units (a)	1,876,168	1,247,398	752,121	195,495	—
Unit value	$14.27-$14.12	$12.23-$12.14	$14.73-$14.66	$12.76-$12.74	—
Net assets	$26,494,449	$15,144,164	$11,026,674	$2,490,231	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.11%	0.26%	0.22%	0.00%	— %
Total return (d) (3)	16.32 - 16.67%	(17.19) - (16.94) %	15.09 - 15.44%	27.38 - 27.57%	— %
Janus Henderson VIT Forty Service Class
Units (a)	5,038,739	4,431,383	2,269,317	492,574	—
Unit value	$13.79-$13.64	$9.97-$9.89	$15.18-$15.11	$12.50-$12.48	—
Net assets	$68,745,903	$43,835,296	$34,298,617	$6,148,759	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.13%	0.06%	0.48%	0.00%	— %
Total return (d) (3)	37.92 - 38.34%	(34.55) - (34.35) %	21.08 - 21.44%	24.83 - 25.02%	— %
John Hancock Core Bond Trust Series I
Units (a)	70,942	79,295	85,822	51,746	68,633
Unit value	$10.28	$9.76	$11.35	$11.64	$10.75
Net assets	$729,398	$773,802	$974,407	$602,436	$738,097
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.99%	2.09%	2.18%	2.14%	3.40%
Total return (d)	5.36%	(14.05) %	(2.48) %	8.25%	7.80%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
John Hancock Core Bond Trust Series II
Units (a)	2,685,272	1,870,005	1,168,969	262,694	—
Unit value	$8.78-$8.68	$8.39-$8.33	$9.83-$9.78	$10.15-$10.13	—
Net assets	$23,321,148	$15,571,314	$11,435,576	$2,661,499	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	3.21%	2.36%	2.24%	2.42%	— %
Total return (d) (3)	4.30 - 4.61%	(14.88) - (14.63) %	(3.44) - (3.15) %	1.32 - 1.47%	— %
John Hancock International Equity Index Trust B Series I
Units (a)	15,510	13,659	21,173	15,364	10,288
Unit value	$12.91	$11.24	$13.48	$12.59	$11.42
Net assets	$200,233	$153,542	$285,310	$193,386	$117,505
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.69%	3.51%	3.77%	2.79%	2.63%
Total return (d)	14.84%	(16.58) %	7.06%	10.20%	20.84%
John Hancock International Small Company Trust Series II
Units (a)	232,349	188,394	116,295	28,117	—
Unit value	$13.04-$12.90	$11.61-$11.53	$14.36-$14.30	$12.78-$12.76	—
Net assets	$2,997,954	$2,171,729	$1,662,478	$358,695	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.93%	2.09%	1.53%	1.65%	— %
Total return (d) (3)	11.93 - 12.27%	(19.36) - (19.12) %	12.06 - 12.39%	27.57 - 27.76%	— %
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	55,779	58,517	48,004	35,367	31,347
Unit value	$11.04	$10.32	$11.53	$11.48	$10.62
Net assets	$615,821	$603,798	$553,411	$405,899	$332,953
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.57%	3.69%	3.14%	1.91%	2.88%
Total return (d)	7.00%	(10.50) %	0.45%	8.05%	10.44%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	3,124,204	2,472,169	1,500,673	215,685	—
Unit value	$10.18-$10.07	$9.58-$9.51	$10.78-$10.73	$10.81-$10.79	—
Net assets	$31,458,161	$23,504,782	$16,106,225	$2,327,734	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	3.56%	3.83%	4.71%	1.73%	— %
Total return (d) (3)	5.90 - 6.22%	(11.41) - (11.15) %	(0.55) - (0.25) %	7.92 - 8.09%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	44,562	64,115	13,871	13,235	13,848
Unit value	$20.68	$16.17	$19.35	$15.01	$13.08
Net assets	$921,608	$1,036,857	$268,398	$198,703	$181,156
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.20%	1.42%	1.29%	1.65%	1.57%
Total return (d)	27.89%	(16.42) %	28.88%	14.76%	28.53%
MFS® VIT II - Core Equity Service Class
Units (a)	2,139,801	1,766,367	822,895	148,578	—
Unit value	$14.90-$14.74	$12.25-$12.16	$14.99-$14.92	$12.10-$12.08	—
Net assets	$31,548,809	$21,474,787	$12,276,626	$1,794,795	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.33%	0.10%	0.33%	0.20%	— %
Total return (d) (3)	21.27 - 21.64%	(18.51) - (18.26) %	23.50 - 23.87%	20.80 - 20.98%	— %
MFS® VIT III Global Real Estate Service Class
Units (a)	508,506	391,182	186,083	39,461	—
Unit value	$11.85-$11.73	$10.76-$10.68	$14.91-$14.84	$11.59-$11.57	—
Net assets	$5,964,960	$4,178,162	$2,762,005	$456,663	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.49%	1.30%	1.28%	0.16%	— %
Total return (d) (3)	9.83 - 10.15%	(28.04) - (27.82) %	28.26 - 28.64%	15.73 - 15.90%	— %
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	22,992	22,205	25,791	23,218	36,690
Unit value	$10.95	$10.09	$12.12	$12.35	$11.23
Net assets	$251,803	$223,992	$312,601	$286,838	$412,007
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.98%	3.32%	2.61%	3.35%	4.58%
Total return (d)	8.57%	(16.77) %	(1.89) %	10.02%	14.08%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	7,575	10,016	10,457	9,382	9,591
Unit value	$13.58	$12.25	$16.85	$13.01	$12.89
Net assets	$102,896	$122,674	$176,175	$122,082	$123,594
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.86%	1.67%	1.52%	4.78%	4.24%
Total return (d)	10.90%	(27.30) %	29.48%	0.98%	26.24%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	18,997	23,598	28,298	32,131	33,021
Unit value	$14.48	$12.37	$16.26	$14.78	$12.33
Net assets	$275,037	$291,828	$460,103	$474,915	$406,989
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.68%	0.76%	0.35%	1.02%	1.88%
Total return (d) (5)	17.07%	(23.94) %	10.00%	19.92%	25.32%
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	37,302	51,261	111,218	11,331	13,858
Unit value	$16.86	$15.03	$16.56	$12.70	$12.29
Net assets	$628,780	$770,374	$1,841,588	$143,958	$170,357
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.54%	1.27%	1.43%	1.34%	1.00%
Total return (d)	12.17%	(9.24) %	30.33%	3.35%	30.47%
MFS® VIT III Mid Cap Value Service Class
Units (a)	721,985	552,925	311,929	51,428	—
Unit value	$16.20-$16.03	$14.56-$14.45	$16.15-$16.08	$12.48-$12.46	—
Net assets	$11,576,906	$7,987,876	$5,014,460	$640,965	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.61%	0.87%	0.87%	0.34%	— %
Total return (d) (3)	10.99 - 11.33%	(10.13) - (9.86)%	28.98 - 29.37%	24.63 - 24.82%	— %
MFS® VIT - New Discovery Series Service Class
Units (a)	1,991,094	1,651,956	926,447	225,301	—
Unit value	$10.88-$10.77	$9.62-$9.55	$13.87-$13.81	$13.79-$13.76	—
Net assets	$21,446,506	$15,769,052	$12,791,561	$3,101,126	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (3)	12.84 - 13.18%	(30.86) - (30.66) %	0.31 - 0.61%	37.64 - 37.85%	— %
MFS® VIT II - MFS® Technology Initial Class
Units (a)	57,067	51,337	56,216	65,164	72,434
Unit value	$25.55	$16.65	$26.02	$23.00	$15.74
Net assets	$1,457,965	$854,634	$1,462,707	$1,498,927	$1,140,399
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	53.47%	(36.02) %	13.12%	46.10%	35.48%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
MFS® VIT II Technology Service Class
Units (a)	2,799,471	2,411,545	1,291,379	387,944	—
Unit value	$13.47-$13.33	$8.84-$8.78	$13.92-$13.86	$12.39-$12.37	—
Net assets	$37,328,008	$21,166,767	$17,892,235	$4,798,306	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (3)	51.91 - 52.37%	(36.65) - (36.46) %	12.02 - 12.36%	23.69 - 23.87%	— %
MFS® VIT - MFS® Value Initial Class
Units (a)	37,167	49,653	40,414	36,708	28,905
Unit value	$16.06	$14.96	$15.97	$12.80	$12.43
Net assets	$596,938	$742,558	$645,557	$469,732	$359,258
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.73%	1.53%	1.48%	1.83%	2.29%
Total return (d)	7.40%	(6.38) %	24.83%	2.96%	29.15%
MFS® VIT Value Series Service Class
Units (a)	1,253,668	1,003,893	520,766	64,906	—
Unit value	$14.57-$14.42	$13.67-$13.56	$14.70-$14.63	$11.86-$11.84	—
Net assets	$18,074,915	$13,615,941	$7,619,987	$768,366	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.48%	1.31%	1.35%	0.72%	— %
Total return (d) (3)	6.30 - 6.62%	(7.31) - (7.03)%	23.60 - 23.97%	18.38 - 18.56%	— %
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	8,825	9,558	14,295	24,953	65,383
Unit value	$10.61	$9.60	$11.46	$11.83	$11.16
Net assets	$93,609	$91,789	$163,853	$295,297	$729,533
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	5.85%	4.93%	4.64%	4.94%	4.59%
Total return (d)	10.45%	(16.21) %	(3.14) %	6.07%	14.08%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	240,526	192,987	139,447	22,667	—
Unit value	$9.63-$9.53	$8.76-$8.69	$10.50-$10.45	$10.89-$10.87	—
Net assets	$2,292,133	$1,677,560	$1,457,694	$246,490	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	5.63%	4.76%	4.42%	2.10%	— %
Total return (d) (3)	9.63 - 9.96%	(16.85) - (16.60) %	(3.87) - (3.58) %	8.74 - 8.90%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	8,750	18,538	7,199	7,536	13,620
Unit value	$9.98	$9.53	$10.78	$11.31	$10.34
Net assets	$87,284	$176,749	$77,574	$85,241	$140,765
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.31%	1.68%	5.12%	2.65%	2.61%
Total return (d)	4.63%	(11.54) %	(4.73) %	9.46%	5.49%
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	701,806	593,357	389,840	79,114	—
Unit value	$9.51-$9.41	$9.13-$9.06	$10.37-$10.32	$10.93-$10.92	—
Net assets	$6,605,477	$5,377,562	$4,023,891	$863,759	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.16%	1.41%	4.61%	0.49%	— %
Total return (d) (3)	3.85 - 4.16%	(12.20) - (11.93) %	(5.44) - (5.16) %	9.16 - 9.32%	— %
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	26,798	36,958	41,816	74,789	15,492
Unit value	$9.04	$8.74	$12.37	$13.07	$11.20
Net assets	$242,216	$323,162	$517,164	$977,200	$173,472
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.52%	2.18%	1.77%	1.75%	2.22%
Total return (d)	3.36%	(29.30) %	(5.35) %	16.69%	12.64%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	3,160,396	2,191,689	1,444,284	452,374	—
Unit value	$6.60-$6.53	$6.41-$6.36	$9.11-$9.07	$9.67-$9.65	—
Net assets	$20,630,010	$13,944,752	$13,095,499	$4,366,319	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.28%	1.96%	1.44%	0.77%	— %
Total return (d) (3)	2.59 - 2.90%	(29.83) - (29.62) %	(6.06) - (5.78) %	(3.48) - (3.33) %	— %
PIMCO VIT Real Return Institutional Class
Units (a)	58,447	155,555	18,139	18,857	15,889
Unit value	$11.24	$10.91	$12.45	$11.87	$10.69
Net assets	$656,832	$1,696,370	$225,905	$223,760	$169,797
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	3.21%	4.63%	5.13%	1.57%	2.00%
Total return (d)	3.05%	(12.43) %	4.95%	11.04%	7.79%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
PIMCO VIT Real Return Advisor Class
Units (a)	7,133,121	5,347,956	2,632,206	566,896	—
Unit value	$9.80-$9.70	$9.55-$9.48	$10.96-$10.91	$10.49-$10.47	—
Net assets	$69,189,792	$50,715,595	$28,718,691	$5,937,347	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.92%	6.60%	5.20%	0.70%	— %
Total return (d) (3)	2.28 - 2.59%	(13.08) - (12.82) %	4.17 - 4.48%	4.73 - 4.89%	— %
Principal Capital Appreciation Class 2
Units (a)	1,673,662	1,082,627	512,562	150,236	—
Unit value	$15.77-$15.60	$12.75-$12.65	$15.44-$15.37	$12.22-$12.20	—
Net assets	$26,112,913	$13,699,325	$7,876,327	$1,833,496	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.74%	0.71%	0.87%	0.70%	— %
Total return (d) (3)	23.30 - 23.67%	(17.65) - (17.41) %	25.91 - 26.29%	22.04 - 22.23%	— %
Principal Diversified International
Units (a)	11,016	24,547	21,415	16,014	9,937
Unit value	$12.86	$11.03	$13.89	$12.75	$11.06
Net assets	$141,633	$270,723	$297,456	$204,193	$109,897
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.01%	2.82%	1.15%	3.40%	0.95%
Total return (d)	16.57%	(20.60) %	8.93%	15.29%	21.77%
Principal Government & High Quality Bond
Units (a)	33,448	56,764	39,874	23,053	39,692
Unit value	$9.65	$9.29	$10.61	$10.84	$10.61
Net assets	$322,684	$527,292	$423,127	$249,763	$421,256
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.26%	1.52%	2.19%	3.00%	2.83%
Total return (d)	3.86%	(12.46) %	(2.06) %	2.10%	5.66%
Principal Small Cap
Units (a)	26,982	34,316	27,243	24,513	17,964
Unit value	$16.03	$13.98	$17.74	$14.88	$12.27
Net assets	$432,381	$479,568	$483,308	$364,744	$220,392
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.31%	0.07%	0.34%	0.59%	0.30%
Total return (d)	14.67%	(21.22) %	19.23%	21.28%	26.45%
Principal VC Equity Income Class 2
Units (a)	1,932,164	1,625,185	1,021,935	212,353	—
Unit value	$14.58-$14.42	$13.27-$13.17	$15.00-$14.93	$12.40-$12.38	—
Net assets	$27,870,171	$21,398,270	$15,259,817	$2,628,630	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	2.00%	1.89%	2.30%	0.99%	— %
Total return (d) (3)	9.55 - 9.88%	(11.82) - (11.56) %	20.63 - 20.99%	23.79 - 23.97%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Putnam VT International Value Class 1B
Units (a)	490,503	332,683	142,273	26,217	—
Unit value	$15.12-$14.96	$12.86-$12.76	$13.93-$13.87	$12.24-$12.22	—
Net assets	$7,338,798	$4,246,652	$1,973,232	$320,332	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	1.24%	1.63%	1.19%	0.00%	— %
Total return (d) (3)	17.21 - 17.56%	(7.96) - (7.69)%	13.51 - 13.85%	22.19 - 22.37%	— %
Putnam VT Research Class 1B
Units (a)	1,529,438	1,211,864	711,477	115,149	—
Unit value	$15.62-$15.45	$12.23-$12.14	$14.93-$14.86	$12.14-$12.12	—
Net assets	$23,633,407	$14,714,475	$10,574,866	$1,396,070	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.76%	0.50%	0.06%	0.00%	— %
Total return (d) (3)	27.26 - 27.64%	(18.31) - (18.06) %	22.59 - 22.96%	21.24 - 21.42%	— %
Templeton Global Bond VIP Class 1
Units (a)	31,820	96,571	45,952	38,896	44,162
Unit value	$8.86	$8.64	$9.13	$9.63	$10.21
Net assets	$281,887	$834,011	$419,572	$374,605	$450,763
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	0.00%	0.00%	7.43%	7.49%
Total return (d)	2.58%	(5.42) %	(5.19) %	(5.64) %	1.65%
Templeton Global Bond VIP Class 2
Units (a)	801,123	646,872	399,928	80,372	—
Unit value	$8.99-$8.90	$8.82-$8.76	$9.37-$9.33	$9.96-$9.94	—
Net assets	$7,129,646	$5,665,687	$3,731,512	$799,252	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	0.95 - 1.25%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (3)	1.61 - 1.91%	(6.13) - (5.85)%	(6.17) - (5.89) %	(0.56) - (0.41) %	— %
Thrivent Aggressive Allocation
Units (a)	56,880,838	55,734,564	50,958,440	45,770,855	44,968,357
Unit value	$33.42-$30.09	$28.28-$25.70	$34.79-$31.91	$29.22-$27.06	$25.18-$23.54
Net assets	$1,503,835,056	$1,310,526,365	$1,592,020,437	$1,315,366,149	$1,157,119,214
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.84%	0.83%	0.79%	1.19%	1.31%
Total return (d)	17.07 - 18.18%	(19.46) - (18.70) %	17.94 - 19.06%	14.93 - 16.03%	22.98 - 24.16%
Thrivent All Cap (6)
Units (a)	3,859,370	3,709,019	3,310,176	2,815,027	2,822,123
Unit value	$19.02-$38.23	$15.64-$31.90	$19.19-$39.75	$15.53-$32.65	$12.66-$27.01
Net assets	$129,102,920	$109,292,950	$133,898,909	$104,192,038	$88,519,017
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.94%	0.57%	0.41%	0.74%	0.63%
Total return (d)	19.84 - 21.64%	(19.75) - (18.53) %	21.78 - 23.62%	20.85 - 22.68%	27.82 - 29.75%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Balanced Income Plus
Units (a)	12,996,129	13,747,137	14,150,375	13,099,180	13,297,337
Unit value	$13.60-$20.72	$12.14-$18.77	$14.14-$22.19	$12.63-$20.11	$11.62-$18.78
Net assets	$288,061,917	$279,185,006	$345,191,744	$295,972,316	$282,500,355
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.74%	2.09%	2.33%	2.88%	2.91%
Total return (d)	10.35 - 12.01%	(15.39) - (14.11) %	10.33 - 11.99%	7.05 - 8.68%	14.91 - 16.65%
Thrivent Diversified Income Plus
Units (a)	28,071,287	31,760,348	34,245,680	33,619,798	34,421,992
Unit value	$12.42-$19.37	$11.32-$17.91	$12.97-$20.83	$12.18-$19.87	$11.39-$18.86
Net assets	$584,534,797	$617,646,536	$788,123,628	$750,655,046	$730,828,525
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.90%	2.90%	2.98%	3.37%	3.51%
Total return (d)	8.14 - 9.77%	(14.03) - (12.73) %	4.86 - 6.44%	5.34 - 6.94%	11.60 - 13.28%
Thrivent Emerging Markets Equity (1)
Units (a)	4,292,097	4,762,843	5,014,757	5,015,606	5,701,478
Unit value	$10.63-$11.69	$9.78-$10.91	$13.25-$15.01	$13.96-$16.06	$11.02-$12.87
Net assets	$54,623,441	$56,383,243	$81,336,910	$86,966,301	$78,712,667
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.01%	0.84%	0.17%	2.26%	0.75%
Total return (d)	7.08 - 8.70%	(27.30) - (26.20) %	(6.52) - (5.11) %	24.79 - 26.68%	17.89 - 19.67%
Thrivent ESG Index
Units (a)	2,472,753	2,546,726	1,899,065	527,156	—
Unit value	$16.72-$15.83	$13.10-$12.58	$16.82-$16.40	$12.91-$12.78	—
Net assets	$38,892,920	$31,701,145	$30,914,809	$6,682,274	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	1.02%	0.54%	0.00%	1.58%	— %
Total return (d) (4)	25.79 - 27.68%	(23.30) - (22.14) %	28.32 - 30.26%	27.84 - 29.13%	— %
Thrivent Global Stock (6)
Units (a)	7,530,885	7,977,894	8,055,021	8,041,771	8,935,979
Unit value	$16.51-$24.95	$13.58-$20.84	$16.83-$26.21	$14.00-$22.13	$12.20-$19.58
Net assets	$210,036,851	$188,570,827	$247,555,704	$214,093,727	$210,213,174
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.25%	1.11%	0.90%	1.72%	1.45%
Total return (d)	19.74 - 21.55%	(20.49) - (19.29) %	18.44 - 20.22%	13.04 - 14.75%	20.64 - 22.46%
Thrivent Government Bond
Units (a)	11,417,642	11,411,596	12,155,208	13,248,482	10,075,707
Unit value	$14.26-$11.96	$13.69-$11.68	$15.54-$13.28	$15.93-$13.74	$15.00-$13.07
Net assets	$140,804,639	$140,212,009	$173,524,548	$200,209,449	$146,600,795
Ratio of expenses to net assets (b)	0.95 - 1.90%	1.00 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	3.26%	2.17%	1.33%	1.45%	2.18%
Total return (d)	2.41 - 3.39%	(12.05) - (11.26) %	(3.37) - (2.45) %	5.20 - 6.20%	3.86 - 4.85%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Healthcare (1)
Units (a)	9,063,971	9,029,649	8,567,447	7,637,889	7,439,494
Unit value	$17.42-$32.60	$16.79-$31.90	$17.85-$34.42	$15.89-$31.11	$13.43-$26.69
Net assets	$241,691,350	$254,547,959	$279,464,082	$246,553,932	$212,367,156
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.55%	0.26%	0.29%	0.44%	0.42%
Total return (d)	2.19 - 3.73%	(7.32) - (5.92)%	10.64 - 12.32%	16.56 - 18.33%	23.49 - 25.35%
Thrivent High Yield
Units (a)	23,903,219	21,130,949	17,343,620	12,084,885	10,920,514
Unit value	$11.93-$20.37	$10.71-$18.57	$11.98-$21.08	$11.52-$20.58	$11.26-$20.41
Net assets	$371,027,194	$320,695,984	$333,603,985	$268,932,773	$255,950,408
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	6.03%	5.43%	4.58%	5.23%	5.56%
Total return (d)	9.74 - 11.39%	(11.91) - (10.58) %	2.43 - 3.98%	0.82 - 2.35%	12.18 - 13.88%
Thrivent Income
Units (a)	35,012,912	31,369,862	30,222,402	23,840,944	15,786,703
Unit value	$11.31-$15.01	$10.39-$14.00	$12.40-$16.96	$12.51-$17.36	$11.24-$15.84
Net assets	$441,658,309	$385,496,158	$481,017,558	$434,815,946	$279,168,099
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.16%	3.48%	2.78%	2.87%	3.35%
Total return (d)	7.24 - 8.85%	(17.45) - (16.20) %	(2.34) - (0.86) %	9.60 - 11.26%	11.46 - 13.14%
Thrivent International Allocation (6)
Units (a)	17,034,123	19,251,900	20,547,058	21,954,746	24,048,940
Unit value	$12.37-$11.52	$10.51-$9.94	$12.93-$12.41	$11.34-$11.05	$10.95-$10.83
Net assets	$218,296,298	$210,978,358	$278,430,874	$262,864,089	$280,250,873
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.64%	2.72%	1.56%	3.27%	2.32%
Total return (d)	15.89 - 17.64%	(19.88) - (18.67) %	12.31 - 14.00%	2.02 - 3.57%	18.21 - 20.00%
Thrivent International Index
Units (a)	2,653,029	2,082,968	1,480,935	540,512	—
Unit value	$14.19-$13.43	$12.10-$11.62	$14.22-$13.87	$12.88-$12.75	—
Net assets	$35,090,173	$23,695,067	$20,093,484	$6,769,981	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	2.05%	2.63%	0.20%	2.47%	— %
Total return (d) (4)	15.55 - 17.29%	(16.17) - (14.90) %	8.78 - 10.42%	27.48 - 28.77%	— %
Thrivent Large Cap Growth (2)
Units (a)	33,752,027	31,154,599	26,075,956	22,630,148	12,957,513
Unit value	$25.53-$51.06	$17.42-$35.38	$26.36-$54.33	$21.52-$45.03	$15.08-$32.02
Net assets	$1,194,740,022	$816,485,626	$1,235,655,537	$1,061,750,788	$482,619,386
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.21%	0.00%	0.13%	0.27%	0.01%
Total return (d)	44.32 - 46.49%	(34.88) - (33.90) %	20.66 - 22.48%	40.63 - 42.76%	30.40 - 32.37%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Large Cap Index
Units (a)	35,551,242	34,928,519	31,215,425	27,848,685	27,121,880
Unit value	$21.18-$39.69	$16.87-$32.10	$20.73-$40.04	$16.21-$31.78	$13.78-$27.42
Net assets	$1,140,689,307	$964,142,162	$1,196,717,061	$946,222,165	$835,113,312
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.34%	1.22%	1.38%	1.59%	1.55%
Total return (d)	23.64 - 25.51%	(19.83) - (18.62) %	26.00 - 27.90%	15.89 - 17.65%	28.69 - 30.63%
Thrivent Large Cap Value
Units (a)	14,480,359	15,642,553	11,718,403	8,494,451	8,173,386
Unit value	$18.36-$31.36	$16.33-$28.32	$17.20-$30.28	$13.07-$23.37	$12.57-$22.80
Net assets	$443,506,310	$449,904,364	$392,185,141	$236,539,549	$225,600,558
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.73%	1.30%	1.23%	1.96%	1.55%
Total return (d)	10.75 - 12.42%	(6.47) - (5.06)%	29.57 - 31.53%	2.47 - 4.02%	22.04 - 23.89%
Thrivent Limited Maturity Bond
Units (a)	25,642,892	28,818,919	31,006,267	30,015,889	17,673,573
Unit value	$11.08-$11.19	$10.46-$10.72	$10.96-$11.40	$10.97-$11.59	$10.59-$11.36
Net assets	$304,989,990	$331,662,759	$383,309,678	$382,320,724	$222,256,923
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	3.20%	2.06%	1.55%	2.04%	2.61%
Total return (d)	4.38 - 5.96%	(5.99) - (4.57)%	(1.62) - (0.13) %	2.05 - 3.59%	2.78 - 4.33%
Thrivent Low Volatility Equity
Units (a)	3,452,935	3,836,533	3,489,453	3,309,655	3,099,873
Unit value	$14.74-$13.57	$13.70-$12.80	$15.39-$14.60	$13.03-$12.54	$12.80-$12.51
Net assets	$47,171,476	$49,507,997	$51,767,009	$42,299,248	$39,403,877
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.35%	1.18%	1.56%	1.39%	1.05%
Total return (d)	6.03 - 7.63%	(12.35) - (11.02) %	16.42 - 18.18%	0.27 - 1.79%	20.81 - 22.64%
Thrivent Mid Cap Growth
Units (a)	5,551,395	4,602,553	3,289,704	1,779,613	—
Unit value	$13.76-$13.03	$11.80-$11.33	$16.57-$16.16	$14.88-$14.73	—
Net assets	$69,827,268	$50,178,413	$51,338,068	$25,785,096	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d) (4)	14.93 - 16.66%	(29.87) - (28.81) %	9.69 - 11.35%	47.33 - 48.82%	— %
Thrivent Mid Cap Index
Units (a)	14,925,200	14,431,415	13,343,874	12,599,220	12,349,062
Unit value	$16.95-$38.48	$14.65-$33.75	$16.95-$39.65	$13.68-$32.47	$12.11-$29.18
Net assets	$494,342,781	$450,158,708	$532,282,428	$447,450,110	$407,814,426
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.34%	1.09%	0.96%	1.36%	1.18%
Total return (d)	14.01 - 15.73%	(14.88) - (13.59) %	22.13 - 23.98%	11.26 - 12.95%	23.50 - 25.36%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Mid Cap Stock
Units (a)	18,399,182	16,059,207	13,350,288	10,583,080	10,458,444
Unit value	$17.83-$43.26	$15.67-$38.61	$19.18-$47.96	$14.95-$37.95	$12.33-$31.78
Net assets	$606,837,013	$521,690,064	$619,228,569	$464,981,691	$402,978,425
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.42%	0.31%	0.23%	0.50%	0.62%
Total return (d)	12.05 - 13.74%	(19.50) - (18.29) %	26.39 - 28.30%	19.39 - 21.20%	23.78 - 25.65%
Thrivent Mid Cap Value
Units (a)	2,637,185	3,033,500	1,602,453	201,601	—
Unit value	$18.41-$17.43	$16.31-$15.67	$17.28-$16.85	$13.26-$13.12	—
Net assets	$46,635,464	$48,054,846	$27,150,058	$2,648,090	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.82%	0.00%	0.59%	2.07%	— %
Total return (d) (4)	11.19 - 12.86%	(7.01) - (5.60)%	28.42 - 30.36%	31.24 - 32.57%	— %
Thrivent Moderate Allocation
Units (a)	394,022,406	430,931,227	457,703,594	474,953,726	504,846,740
Unit value	$25.46-$16.70	$22.95-$14.74	$26.65-$18.03	$23.87-$16.40	$21.22-$14.81
Net assets	$8,324,960,701	$8,031,182,875	$10,460,789,782	$9,859,224,387	$9,368,904,693
Ratio of expenses to net assets (b)	0.95 - 2.50%	1.00 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	2.59%	1.63%	1.51%	1.99%	2.27%
Total return (d)	13.32 - 15.09%	(18.25) - (17.02) %	9.91 - 11.62%	10.76 - 12.49%	15.82 - 17.62%
Thrivent Moderately Aggressive Allocation
Units (a)	232,884,222	248,212,768	252,502,236	254,503,383	269,294,479
Unit value	$28.83-$18.44	$26.02-$16.04	$30.26-$19.86	$26.26-$16.88	$23.17-$15.13
Net assets	$5,590,099,629	$5,239,446,759	$6,720,738,329	$6,072,214,856	$5,713,878,815
Ratio of expenses to net assets (b)	0.95 - 2.25%	1.00 - 2.25%	0.95 - 2.25%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	2.54%	1.29%	1.20%	1.64%	1.84%
Total return (d)	14.99 - 16.49%	(19.25) - (18.23) %	13.76 - 15.25%	11.58 - 13.33%	19.10 - 20.96%
Thrivent Moderately Conservative Allocation
Units (a)	229,940,856	263,282,506	288,148,731	301,352,955	307,114,415
Unit value	$20.22-$16.73	$18.21-$15.26	$21.56-$18.29	$20.30-$17.44	$18.58-$16.16
Net assets	$3,956,532,478	$4,107,066,057	$5,354,916,413	$5,315,293,591	$4,982,901,491
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	2.90%	2.10%	1.81%	2.27%	2.53%
Total return (d)	9.65 - 11.03%	(16.58) - (15.54) %	4.86 - 6.18%	7.94 - 9.30%	12.67 - 14.09%
Thrivent Money Market
Units (a)	359,229,225	307,061,975	206,124,449	274,389,851	166,249,843
Unit value	$1.08-$.90	$1.03-$.88	$1.02-$.88	$1.03-$.90	$1.03-$.91
Net assets	$368,376,885	$301,938,836	$202,004,399	$271,701,235	$165,987,261
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.79%	1.53%	0.00%	0.22%	1.80%
Total return (d)	2.91 - 4.46%	(0.54) - 0.41%	(1.88) - (0.40) %	(1.60) - (0.11) %	(0.09) - 1.42%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Thrivent Multidimensional Income
Units (a)	4,212,823	5,230,063	4,589,533	2,298,985	2,214,225
Unit value	$11.48-$10.44	$10.36-$9.82	$12.32-$11.55	$11.70-$11.13	$11.09-$10.71
Net assets	$45,902,301	$53,213,587	$54,555,569	$26,166,991	$24,109,675
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.95 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	5.03%	2.38%	2.52%	0.00%	4.85%
Total return (d)	6.33 - 7.93%	(14.98) - (14.17) %	3.78 - 5.35%	3.85 - 5.42%	12.93 - 14.63%
Thrivent Opportunity Income Plus
Units (a)	10,412,603	12,496,467	14,153,211	14,378,390	13,690,079
Unit value	$11.05-$13.18	$10.18-$12.33	$11.42-$14.04	$11.27-$14.05	$10.84-$13.72
Net assets	$152,246,741	$170,114,676	$218,770,327	$222,189,723	$206,132,161
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.91%	4.02%	2.99%	3.32%	4.01%
Total return (d)	6.89 - 8.50%	(12.18) - (10.85) %	(0.12) - 1.39%	2.41 - 3.97%	6.49 - 8.09%
Thrivent Real Estate Securities
Units (a)	4,501,814	4,907,245	4,831,218	4,777,399	5,125,220
Unit value	$13.46-$25.07	$12.27-$23.20	$16.55-$31.78	$11.70-$22.79	$12.41-$24.54
Net assets	$125,181,090	$128,335,883	$182,777,809	$134,355,521	$155,936,196
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.15%	1.15%	1.38%	2.01%	2.14%
Total return (d)	8.07 - 9.70%	(27.00) - (25.90) %	39.44 - 41.55%	(7.14) - (5.73) %	25.53 - 27.43%
Thrivent Small Cap Growth
Units (a)	7,392,971	6,217,878	5,181,321	3,695,052	1,742,182
Unit value	$16.85-$15.47	$15.40-$14.35	$20.06-$18.98	$17.99-$17.28	$11.62-$11.33
Net assets	$106,979,242	$84,060,677	$94,094,140	$63,415,976	$19,941,374
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	7.80 - 9.42%	(24.36) - (23.22) %	9.83 - 11.49%	52.45 - 54.76%	26.00 - 27.90%
Thrivent Small Cap Index
Units (a)	15,458,372	14,393,240	12,939,309	11,859,869	11,230,468
Unit value	$16.34-$37.21	$14.17-$32.75	$17.00-$39.87	$13.49-$32.12	$12.19-$29.47
Net assets	$481,771,880	$426,336,082	$512,703,893	$418,911,563	$379,530,260
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.17%	1.16%	0.82%	1.18%	1.05%
Total return (d)	13.62 - 15.33%	(17.87) - (16.63) %	24.13 - 26.00%	9.01 - 10.66%	20.18 - 22.00%
Thrivent Small Cap Stock
Units (a)	11,990,018	10,040,194	8,359,146	6,678,954	6,844,695
Unit value	$19.32-$35.70	$17.23-$32.31	$19.32-$36.77	$15.54-$30.04	$12.72-$24.95
Net assets	$376,527,369	$312,211,319	$331,659,086	$252,029,483	$218,322,227
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.61%	0.33%	0.79%	0.69%	0.39%
Total return (d)	10.51 - 12.18%	(12.14) - (10.82) %	22.42 - 24.27%	20.38 - 22.20%	25.37 - 27.26%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2023	2022	2021	2020	2019
Vanguard® VIF Capital Growth
Units (a)	67,154	47,164	56,887	70,958	89,019
Unit value	$20.76	$16.34	$19.48	$16.15	$13.85
Net assets	$1,393,952	$770,718	$1,108,183	$1,145,847	$1,232,881
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.91%	0.98%	0.96%	1.43%	1.11%
Total return (d)	27.03%	(16.12) %	20.63%	16.59%	25.55%
Vanguard® VIF International
Units (a)	99,580	159,565	140,513	100,776	96,565
Unit value	$15.60	$13.71	$19.77	$20.23	$12.93
Net assets	$1,550,430	$2,184,753	$2,773,429	$2,034,331	$1,248,817
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.84%	1.30%	0.23%	1.28%	1.38%
Total return (d)	13.80%	(30.64) %	(2.28) %	56.40%	30.24%
Vanguard® VIF Short- Term Investment- Grade
Units (a)	99,751	127,188	254,929	61,709	90,640
Unit value	$10.75	$10.20	$10.90	$11.04	$10.54
Net assets	$1,072,408	$1,297,740	$2,779,729	$681,017	$955,361
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.32%	1.90%	0.96%	2.77%	2.28%
Total return (d)	5.37%	(6.43) %	(1.20) %	4.70%	4.90%
Vanguard® VIF Small Company Growth
Units (a)	25,502	34,252	38,106	50,502	76,998
Unit value	$15.78	$13.29	$17.94	$15.82	$12.94
Net assets	$402,013	$454,811	$682,991	$798,615	$996,521
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.44%	0.26%	0.40%	0.74%	0.37%
Total return (d)	18.75%	(25.91) %	13.36%	22.26%	27.15%
Vanguard® VIF Total Bond Market Index
Units (a)	509,933	566,060	602,724	719,000	575,974
Unit value	$10.29	$9.80	$11.34	$11.60	$10.84
Net assets	$5,247,917	$5,545,369	$6,837,588	$8,340,789	$6,241,958
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.50%	2.07%	2.32%	2.25%	2.04%
Total return (d)	5.05%	(13.65) %	(2.21) %	7.04%	8.13%
Vanguard® VIF Total Stock Market Index
Units (a)	323,090	367,333	386,235	463,268	388,913
Unit value	$20.42	$16.29	$20.36	$16.29	$13.58
Net assets	$6,596,469	$5,984,283	$7,864,503	$7,545,779	$5,281,005
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.22%	1.35%	1.25%	1.46%	1.44%
Total return (d)	25.32%	(19.99) %	25.01%	19.95%	30.10%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

(a)
These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in footnotes 3 and 4 below indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(1)
The following name changes were effective April 30, 2023:

Thrivent Emerging Markets Equity was formerly known as Thrivent Partner Emerging Markets Equity.

Thrivent Healthcare was formerly known as Thrivent Partner Healthcare.
(2)
Thrivent Partner Growth Stock merged into the Thrivent Large Cap Growth Portfolio as of August 31, 2020.
(3)
For the period June 30, 2020 (commencement of operations) to December 31, 2020.
(4)
For the period April 29, 2020 (commencement of operations) to December 31, 2020.
(5)
The following name change was effective June 1, 2019: *MFS® VIT II - MFS® International IntrinsicValue was formerly known as MFS® VIT II - MFS® International Value,
(6)
The following name changes were effective April 30, 2019:

Thrivent All Cap was formerly known as Thrivent Partner All Cap.

Thrivent Global Stock was formerly known as Thrivent Large Cap Stock.

Thrivent International Allocation was formerly known as Thrivent Worldwide Allocation.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains four different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all four products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,033,072	$34.94	$36,091,291
Thrivent All Cap	89,148	$58.56	$5,220,758
Thrivent Balanced Income Plus	456,672	$29.10	$13,290,014
Thrivent Diversified Income Plus	369,800	$31.45	$11,629,630
Thrivent Emerging Markets Equity	89,998	$13.25	$1,192,403
Thrivent ESG Index	36,399	$16.30	$593,283
Thrivent Global Stock	514,766	$35.18	$18,109,546
Thrivent Government Bond	391,182	$14.90	$5,828,948
Thrivent Healthcare	128,659	$36.95	$4,754,510
Thrivent High Yield	261,454	$33.69	$8,808,725
Thrivent Income	539,160	$19.90	$10,730,330
Thrivent International Allocation	1,267,426	$13.06	$16,550,899
Thrivent International Index	15,647	$13.83	$216,444
Thrivent Large Cap Growth	736,975	$73.59	$54,234,341
Thrivent Large Cap Index	533,245	$60.78	$32,407,949
Thrivent Large Cap Value	436,025	$50.22	$21,896,443
Thrivent Limited Maturity Bond	610,032	$13.65	$8,329,298
Thrivent Low Volatility Equity	30,960	$14.32	$443,291
Thrivent Mid Cap Growth	52,540	$13.41	$704,746
Thrivent Mid Cap Index	207,255	$65.75	$13,627,822
Thrivent Mid Cap Stock	414,719	$73.44	$30,456,643
Thrivent Mid Cap Value	27,817	$17.95	$499,192
Thrivent Moderate Allocation	4,266,166	$25.91	$110,531,830
Thrivent Moderately Aggressive Allocation	3,277,771	$29.73	$97,447,283
Thrivent Moderately Conservative Allocation	2,080,292	$20.34	$42,317,323
Thrivent Money Market	7,660,673	$1.05	$8,042,352
Thrivent Multidimensional Income	34,190	$11.01	$376,468
Thrivent Opportunity Income Plus	208,957	$15.96	$3,336,187
Thrivent Real Estate Securities	180,773	$48.89	$8,837,282
Thrivent Small Cap Growth	65,595	$16.19	$1,062,187
Thrivent Small Cap Index	206,671	$66.54	$13,751,644
Thrivent Small Cap Stock	318,619	$64.54	$20,562,187
			$601,881,249

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	2,230,061	$34.29	$76,467,084
Thrivent All Cap	226,315	$57.34	$12,975,943
Thrivent Balanced Income Plus	898,418	$28.49	$25,597,782
Thrivent Diversified Income Plus	954,995	$30.79	$29,403,408
Thrivent Emerging Markets Equity	195,827	$13.04	$2,553,856
Thrivent ESG Index	55,135	$16.24	$895,378
Thrivent Global Stock	1,637,749	$34.44	$56,409,851
Thrivent Government Bond	1,009,206	$14.59	$14,722,927
Thrivent Healthcare	270,731	$36.38	$9,849,094
Thrivent High Yield	570,969	$32.98	$18,833,463
Thrivent Income	1,208,100	$19.48	$23,540,003
Thrivent International Allocation	3,072,106	$12.86	$39,492,112
Thrivent International Index	37,129	$13.78	$511,709
Thrivent Large Cap Growth	1,699,011	$72.05	$122,410,734
Thrivent Large Cap Index	1,114,292	$59.50	$66,302,855
Thrivent Large Cap Value	1,038,380	$49.19	$51,077,928
Thrivent Limited Maturity Bond	1,758,586	$13.37	$23,508,719
Thrivent Low Volatility Equity	61,266	$14.22	$871,379
Thrivent Mid Cap Growth	132,480	$13.36	$1,770,501
Thrivent Mid Cap Index	469,135	$64.38	$30,201,085
Thrivent Mid Cap Stock	984,155	$71.90	$70,761,810
Thrivent Mid Cap Value	79,300	$17.88	$1,417,852
Thrivent Moderate Allocation	10,530,191	$25.43	$267,777,726
Thrivent Moderately Aggressive Allocation	7,481,338	$29.18	$218,301,673
Thrivent Moderately Conservative Allocation	4,465,756	$19.97	$89,161,191
Thrivent Money Market	14,891,558	$1.03	$15,313,486
Thrivent Multidimensional Income	155,767	$10.94	$1,703,734
Thrivent Opportunity Income Plus	596,410	$15.64	$9,327,474
Thrivent Real Estate Securities	402,722	$47.88	$19,284,305
Thrivent Small Cap Growth	195,102	$16.10	$3,141,410
Thrivent Small Cap Index	431,799	$65.14	$28,129,527
Thrivent Small Cap Stock	832,078	$63.18	$52,573,689
			$1,384,289,688

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	41,822	$33.34	$1,394,421
Thrivent All Cap	2,408	$55.54	$133,758
Thrivent Balanced Income Plus	40,971	$27.60	$1,130,853
Thrivent Diversified Income Plus	37,404	$29.83	$1,115,620
Thrivent Emerging Markets Equity	2,853	$12.74	$36,338
Thrivent ESG Index	—	$16.15	$—
Thrivent Global Stock	32,072	$33.37	$1,070,106
Thrivent Government Bond	19,989	$14.13	$282,494
Thrivent Healthcare	2,278	$35.53	$80,934
Thrivent High Yield	17,808	$31.95	$569,036
Thrivent Income	46,312	$18.87	$874,207
Thrivent International Allocation	51,338	$12.56	$644,609
Thrivent International Index	—	$13.71	$—
Thrivent Large Cap Growth	41,479	$69.80	$2,894,371
Thrivent Large Cap Index	24,623	$57.64	$1,419,339
Thrivent Large Cap Value	26,055	$47.69	$1,242,482
Thrivent Limited Maturity Bond	47,797	$12.95	$618,958
Thrivent Low Volatility Equity	1,113	$14.08	$15,677
Thrivent Mid Cap Growth	1,442	$13.29	$19,166
Thrivent Mid Cap Index	4,983	$62.36	$310,768
Thrivent Mid Cap Stock	19,583	$69.65	$1,364,010
Thrivent Mid Cap Value	2,489	$17.78	$44,262
Thrivent Moderate Allocation	295,457	$24.73	$7,305,714
Thrivent Moderately Aggressive Allocation	138,695	$28.37	$3,935,225
Thrivent Moderately Conservative Allocation	173,828	$19.41	$3,374,659
Thrivent Money Market	335,848	$1.00	$334,822
Thrivent Multidimensional Income	63	$10.83	$680
Thrivent Opportunity Income Plus	6,841	$15.16	$103,732
Thrivent Real Estate Securities	5,825	$46.42	$270,423
Thrivent Small Cap Growth	6,787	$15.96	$108,355
Thrivent Small Cap Index	3,779	$63.11	$238,485
Thrivent Small Cap Stock	24,037	$61.21	$1,471,230
			$32,404,734

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	17,504	$33.65	$589,090
Thrivent All Cap	1,744	$56.13	$97,907
Thrivent Balanced Income Plus	8,396	$27.90	$234,208
Thrivent Diversified Income Plus	4,389	$30.14	$132,316
Thrivent Emerging Markets Equity	—	$12.84	$—
Thrivent ESG Index	—	$16.18	$—
Thrivent Global Stock	8,626	$33.72	$290,882
Thrivent Government Bond	3,512	$14.28	$50,168
Thrivent Healthcare	2,634	$35.81	$94,325
Thrivent High Yield	4,178	$32.29	$134,938
Thrivent Income	11,592	$19.08	$221,149
Thrivent International Allocation	22,715	$12.66	$287,466
Thrivent International Index	—	$13.73	$—
Thrivent Large Cap Growth	15,958	$70.54	$1,125,701
Thrivent Large Cap Index	4,338	$58.26	$252,735
Thrivent Large Cap Value	11,868	$48.18	$571,821
Thrivent Limited Maturity Bond	7,035	$13.09	$92,072
Thrivent Low Volatility Equity	—	$14.13	$—
Thrivent Mid Cap Growth	—	$13.32	$—
Thrivent Mid Cap Index	1,505	$63.03	$94,873
Thrivent Mid Cap Stock	7,607	$70.39	$535,464
Thrivent Mid Cap Value	—	$17.81	$—
Thrivent Moderate Allocation	133,086	$24.96	$3,321,684
Thrivent Moderately Aggressive Allocation	84,325	$28.64	$2,415,018
Thrivent Moderately Conservative Allocation	26,935	$19.60	$527,824
Thrivent Money Market	74,653	$1.01	$75,226
Thrivent Multidimensional Income	—	$10.86	$—
Thrivent Opportunity Income Plus	8,475	$15.32	$129,831
Thrivent Real Estate Securities	7,032	$46.90	$329,852
Thrivent Small Cap Growth	1,888	$16.01	$30,229
Thrivent Small Cap Index	2,149	$63.78	$137,050
Thrivent Small Cap Stock	5,287	$61.86	$327,033
			$12,098,862

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	249,586	$33.03	$8,244,239
Thrivent All Cap	17,637	$54.96	$969,291
Thrivent Balanced Income Plus	106,393	$27.31	$2,904,906
Thrivent Diversified Income Plus	59,635	$29.51	$1,759,449
Thrivent Emerging Markets Equity	11,822	$12.64	$149,411
Thrivent ESG Index	—	$16.12	$—
Thrivent Global Stock	129,820	$33.01	$4,285,982
Thrivent Government Bond	78,430	$13.98	$1,095,584
Thrivent Healthcare	13,180	$35.26	$464,697
Thrivent High Yield	51,606	$31.61	$1,631,650
Thrivent Income	98,234	$18.68	$1,833,654
Thrivent International Allocation	244,131	$12.46	$3,041,349
Thrivent International Index	10,768	$13.68	$147,314
Thrivent Large Cap Growth	145,385	$69.06	$10,040,406
Thrivent Large Cap Index	110,781	$57.03	$6,318,369
Thrivent Large Cap Value	72,615	$47.20	$3,427,081
Thrivent Limited Maturity Bond	142,515	$12.81	$1,826,089
Thrivent Low Volatility Equity	5,983	$14.03	$83,963
Thrivent Mid Cap Growth	10,855	$13.27	$144,006
Thrivent Mid Cap Index	41,342	$61.71	$2,551,057
Thrivent Mid Cap Stock	76,286	$68.92	$5,257,611
Thrivent Mid Cap Value	6,026	$17.75	$106,957
Thrivent Moderate Allocation	908,797	$24.50	$22,262,750
Thrivent Moderately Aggressive Allocation	610,608	$28.11	$17,163,812
Thrivent Moderately Conservative Allocation	367,380	$19.23	$7,065,951
Thrivent Money Market	947,905	$0.99	$935,345
Thrivent Multidimensional Income	6,676	$10.79	$72,053
Thrivent Opportunity Income Plus	49,847	$15.00	$747,739
Thrivent Real Estate Securities	34,644	$45.94	$1,591,072
Thrivent Small Cap Growth	11,099	$15.92	$176,683
Thrivent Small Cap Index	39,965	$62.44	$2,495,545
Thrivent Small Cap Stock	63,762	$60.56	$3,861,619
			$112,655,634

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	186,907	$33.34	$6,231,802
Thrivent All Cap	11,008	$55.54	$611,399
Thrivent Balanced Income Plus	20,118	$27.60	$555,284
Thrivent Diversified Income Plus	38,171	$29.83	$1,138,521
Thrivent Emerging Markets Equity	5,698	$12.74	$72,579
Thrivent ESG Index	2,352	$16.15	$37,992
Thrivent Global Stock	52,021	$33.37	$1,735,729
Thrivent Government Bond	41,631	$14.13	$588,355
Thrivent Healthcare	14,235	$35.53	$505,834
Thrivent High Yield	26,770	$31.95	$855,421
Thrivent Income	51,404	$18.87	$970,297
Thrivent International Allocation	133,881	$12.56	$1,681,055
Thrivent International Index	—	$13.71	$—
Thrivent Large Cap Growth	77,052	$69.80	$5,377,954
Thrivent Large Cap Index	48,411	$57.64	$2,790,515
Thrivent Large Cap Value	45,640	$47.69	$2,176,410
Thrivent Limited Maturity Bond	43,056	$12.95	$557,603
Thrivent Low Volatility Equity	3,114	$14.08	$43,853
Thrivent Mid Cap Growth	6,503	$13.29	$86,426
Thrivent Mid Cap Index	17,205	$62.36	$1,072,974
Thrivent Mid Cap Stock	41,607	$69.65	$2,898,067
Thrivent Mid Cap Value	4,734	$17.78	$84,182
Thrivent Moderate Allocation	457,624	$24.73	$11,315,574
Thrivent Moderately Aggressive Allocation	279,897	$28.37	$7,941,569
Thrivent Moderately Conservative Allocation	156,593	$19.41	$3,040,077
Thrivent Money Market	903,342	$1.00	$900,507
Thrivent Multidimensional Income	24,407	$10.83	$264,299
Thrivent Opportunity Income Plus	19,137	$15.16	$290,144
Thrivent Real Estate Securities	14,231	$46.42	$660,613
Thrivent Small Cap Growth	11,424	$15.96	$182,387
Thrivent Small Cap Index	16,689	$63.11	$1,053,216
Thrivent Small Cap Stock	34,437	$61.21	$2,107,796
			$57,828,434

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	2,423	$32.42	$78,560
Thrivent All Cap	59	$53.81	$3,167
Thrivent Balanced Income Plus	3,891	$26.74	$104,038
Thrivent Diversified Income Plus	6,065	$28.89	$175,243
Thrivent Emerging Markets Equity	398	$12.44	$4,953
Thrivent ESG Index	—	$16.06	$—
Thrivent Global Stock	8,986	$32.32	$290,466
Thrivent Government Bond	1,492	$13.69	$20,429
Thrivent Healthcare	572	$34.71	$19,847
Thrivent High Yield	2,915	$30.95	$90,230
Thrivent Income	1,560	$18.28	$28,530
Thrivent International Allocation	11,084	$12.26	$135,944
Thrivent International Index	—	$13.63	$—
Thrivent Large Cap Growth	5,198	$67.61	$351,436
Thrivent Large Cap Index	4,188	$55.84	$233,861
Thrivent Large Cap Value	2,092	$46.23	$96,691
Thrivent Limited Maturity Bond	15,636	$12.54	$196,163
Thrivent Low Volatility Equity	—	$13.94	$—
Thrivent Mid Cap Growth	—	$13.22	$—
Thrivent Mid Cap Index	1,613	$60.41	$97,424
Thrivent Mid Cap Stock	1,730	$67.48	$116,744
Thrivent Mid Cap Value	—	$17.68	$—
Thrivent Moderate Allocation	68,559	$24.04	$1,648,407
Thrivent Moderately Aggressive Allocation	29,339	$27.59	$809,443
Thrivent Moderately Conservative Allocation	27,578	$18.88	$520,603
Thrivent Money Market	5,873	$0.97	$5,687
Thrivent Multidimensional Income	—	$10.72	$—
Thrivent Opportunity Income Plus	354	$14.70	$5,203
Thrivent Real Estate Securities	1,355	$45.00	$60,993
Thrivent Small Cap Growth	27	$15.83	$423
Thrivent Small Cap Index	761	$61.13	$46,497
Thrivent Small Cap Stock	2,122	$59.29	$125,803
			$5,266,785

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	432,594	$32.12	$13,894,361
Thrivent All Cap	32,086	$53.24	$1,708,239
Thrivent Balanced Income Plus	269,094	$26.46	$7,119,372
Thrivent Diversified Income Plus	196,848	$28.59	$5,627,842
Thrivent Emerging Markets Equity	20,675	$12.34	$255,234
Thrivent ESG Index	11,177	$16.03	$179,195
Thrivent Global Stock	359,419	$31.98	$11,495,104
Thrivent Government Bond	201,734	$13.55	$2,732,815
Thrivent Healthcare	47,362	$34.44	$1,631,004
Thrivent High Yield	76,505	$30.63	$2,343,373
Thrivent Income	187,443	$18.09	$3,391,512
Thrivent International Allocation	439,575	$12.17	$5,349,055
Thrivent International Index	11,921	$13.61	$162,201
Thrivent Large Cap Growth	245,843	$66.90	$16,445,992
Thrivent Large Cap Index	197,138	$55.25	$10,892,142
Thrivent Large Cap Value	154,598	$45.75	$7,073,287
Thrivent Limited Maturity Bond	252,247	$12.41	$3,131,116
Thrivent Low Volatility Equity	8,273	$13.89	$114,952
Thrivent Mid Cap Growth	25,981	$13.19	$342,789
Thrivent Mid Cap Index	104,066	$59.78	$6,220,747
Thrivent Mid Cap Stock	186,810	$66.76	$12,472,247
Thrivent Mid Cap Value	9,193	$17.65	$162,267
Thrivent Moderate Allocation	1,197,447	$23.82	$28,523,200
Thrivent Moderately Aggressive Allocation	904,363	$27.33	$24,718,587
Thrivent Moderately Conservative Allocation	713,180	$18.70	$13,337,812
Thrivent Money Market	2,156,459	$0.96	$2,062,806
Thrivent Multidimensional Income	6,038	$10.69	$64,515
Thrivent Opportunity Income Plus	97,984	$14.55	$1,425,430
Thrivent Real Estate Securities	60,798	$44.54	$2,707,991
Thrivent Small Cap Growth	24,127	$15.78	$380,828
Thrivent Small Cap Index	86,188	$60.49	$5,213,587
Thrivent Small Cap Stock	155,935	$58.67	$9,148,560
			$200,328,162
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	—	$22.75	$—
Thrivent Moderately Aggressive Allocation	—	$26.10	$—
Thrivent Moderately Conservative Allocation	—	$17.86	$—
			$-
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.02	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	—	$22.33	$—
Thrivent Moderately Aggressive Allocation	—	$25.62	$—
Thrivent Moderately Conservative Allocation	—	$17.53	$—
			$-
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	4,005,029	$33.97	$136,052,211
Thrivent All Cap	293,062	$43.17	$12,650,893
Thrivent Balanced Income Plus	1,744,631	$23.39	$40,803,990
Thrivent Diversified Income Plus	3,927,643	$21.87	$85,881,945
Thrivent Emerging Markets Equity	715,362	$12.94	$9,256,458
Thrivent ESG Index	258,365	$16.21	$4,188,086
Thrivent Global Stock	442,506	$28.17	$12,466,739
Thrivent Government Bond	1,159,950	$13.51	$15,666,747
Thrivent Healthcare	679,104	$36.10	$24,512,626
Thrivent High Yield	1,478,715	$23.00	$34,022,108
Thrivent Income	2,558,945	$16.95	$43,373,656
Thrivent International Allocation	2,357,505	$12.75	$30,069,452
Thrivent International Index	279,563	$13.76	$3,845,869
Thrivent Large Cap Growth	2,778,139	$57.64	$160,144,423
Thrivent Large Cap Index	4,673,104	$44.81	$209,386,606
Thrivent Large Cap Value	1,466,935	$35.41	$51,945,437
Thrivent Limited Maturity Bond	2,143,164	$12.63	$27,080,258
Thrivent Low Volatility Equity	705,185	$14.18	$9,996,391
Thrivent Mid Cap Growth	507,937	$13.34	$6,775,759
Thrivent Mid Cap Index	2,214,455	$43.45	$96,215,533
Thrivent Mid Cap Stock	1,377,942	$48.84	$67,299,108
Thrivent Mid Cap Value	310,769	$17.85	$5,546,243
Thrivent Moderate Allocation	22,844,428	$25.19	$575,631,834
Thrivent Moderately Aggressive Allocation	16,445,209	$28.91	$475,289,491
Thrivent Moderately Conservative Allocation	8,716,605	$19.78	$172,414,347
Thrivent Money Market	49,878,594	$1.02	$50,922,563
Thrivent Multidimensional Income	796,932	$10.90	$8,687,582
Thrivent Opportunity Income Plus	1,560,457	$14.88	$23,218,582
Thrivent Real Estate Securities	395,468	$28.31	$11,194,543
Thrivent Small Cap Growth	804,693	$16.06	$12,919,898
Thrivent Small Cap Index	2,161,975	$42.01	$90,817,104
Thrivent Small Cap Stock	811,230	$40.31	$32,699,400
			$2,540,975,882

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	2,657,032	$32.72	$86,950,049
Thrivent All Cap	132,918	$41.58	$5,527,351
Thrivent Balanced Income Plus	805,104	$22.53	$18,139,513
Thrivent Diversified Income Plus	1,675,626	$21.06	$35,295,669
Thrivent Emerging Markets Equity	266,687	$12.54	$3,344,256
Thrivent ESG Index	83,328	$16.09	$1,340,870
Thrivent Global Stock	236,847	$27.14	$6,428,013
Thrivent Government Bond	486,647	$13.01	$6,331,881
Thrivent Healthcare	335,449	$34.98	$11,734,503
Thrivent High Yield	588,160	$22.16	$13,036,628
Thrivent Income	1,083,879	$16.33	$17,698,455
Thrivent International Allocation	815,863	$12.36	$10,084,762
Thrivent International Index	96,913	$13.66	$1,323,463
Thrivent Large Cap Growth	1,228,687	$55.53	$68,229,705
Thrivent Large Cap Index	1,766,590	$43.16	$76,252,743
Thrivent Large Cap Value	805,760	$34.11	$27,486,276
Thrivent Limited Maturity Bond	1,257,896	$12.17	$15,290,626
Thrivent Low Volatility Equity	352,253	$13.99	$4,927,170
Thrivent Mid Cap Growth	190,128	$13.24	$2,517,720
Thrivent Mid Cap Index	859,021	$41.86	$35,954,862
Thrivent Mid Cap Stock	688,206	$47.05	$32,379,532
Thrivent Mid Cap Value	174,428	$17.72	$3,090,252
Thrivent Moderate Allocation	13,685,915	$24.27	$332,146,680
Thrivent Moderately Aggressive Allocation	11,382,438	$27.85	$316,981,243
Thrivent Moderately Conservative Allocation	4,182,384	$19.05	$79,694,099
Thrivent Money Market	30,332,008	$0.98	$29,816,326
Thrivent Multidimensional Income	446,183	$10.76	$4,799,462
Thrivent Opportunity Income Plus	912,152	$14.33	$13,074,921
Thrivent Real Estate Securities	165,143	$27.27	$4,504,337
Thrivent Small Cap Growth	435,299	$15.87	$6,910,084
Thrivent Small Cap Index	851,537	$40.47	$34,458,103
Thrivent Small Cap Stock	439,260	$38.83	$17,056,374
			$1,322,805,928

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	185,296	$31.52	$5,841,336
Thrivent All Cap	11,435	$40.06	$458,071
Thrivent Balanced Income Plus	47,573	$21.70	$1,032,541
Thrivent Diversified Income Plus	119,429	$20.29	$2,423,425
Thrivent Emerging Markets Equity	9,554	$12.15	$116,105
Thrivent ESG Index	223	$15.97	$3,555
Thrivent Global Stock	13,360	$26.14	$349,283
Thrivent Government Bond	48,005	$12.53	$601,710
Thrivent Healthcare	31,063	$33.90	$1,053,094
Thrivent High Yield	63,609	$21.35	$1,358,248
Thrivent Income	167,419	$15.73	$2,633,536
Thrivent International Allocation	53,717	$11.98	$643,496
Thrivent International Index	5,739	$13.56	$77,795
Thrivent Large Cap Growth	78,426	$53.49	$4,195,326
Thrivent Large Cap Index	117,638	$41.58	$4,891,494
Thrivent Large Cap Value	30,840	$32.86	$1,013,443
Thrivent Limited Maturity Bond	112,670	$11.72	$1,321,250
Thrivent Low Volatility Equity	30,099	$13.80	$415,431
Thrivent Mid Cap Growth	47,364	$13.15	$622,620
Thrivent Mid Cap Index	60,435	$40.32	$2,436,755
Thrivent Mid Cap Stock	40,744	$45.32	$1,846,643
Thrivent Mid Cap Value	1,491	$17.59	$26,223
Thrivent Moderate Allocation	1,274,583	$23.38	$29,798,675
Thrivent Moderately Aggressive Allocation	633,721	$26.83	$17,000,682
Thrivent Moderately Conservative Allocation	427,599	$18.36	$7,848,914
Thrivent Money Market	3,820,526	$0.95	$3,619,533
Thrivent Multidimensional Income	21,880	$10.61	$232,236
Thrivent Opportunity Income Plus	84,987	$13.81	$1,173,593
Thrivent Real Estate Securities	24,856	$26.27	$652,921
Thrivent Small Cap Growth	26,431	$15.70	$414,838
Thrivent Small Cap Index	69,274	$38.98	$2,700,427
Thrivent Small Cap Stock	12,571	$37.41	$470,230
			$97,273,429

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	47,616	$32.42	$1,543,819
Thrivent All Cap	6,361	$41.20	$262,081
Thrivent Balanced Income Plus	6,661	$22.32	$148,680
Thrivent Diversified Income Plus	16,377	$20.87	$341,760
Thrivent Emerging Markets Equity	5,155	$12.44	$64,144
Thrivent ESG Index	1,862	$16.06	$29,911
Thrivent Global Stock	20,062	$26.89	$539,428
Thrivent Government Bond	205	$12.89	$2,647
Thrivent Healthcare	7,048	$34.71	$244,615
Thrivent High Yield	18,978	$21.95	$416,746
Thrivent Income	6,017	$16.17	$97,348
Thrivent International Allocation	32,714	$12.26	$401,216
Thrivent International Index	2,175	$13.63	$29,649
Thrivent Large Cap Growth	29,330	$55.01	$1,613,547
Thrivent Large Cap Index	38,432	$42.76	$1,643,458
Thrivent Large Cap Value	31,021	$33.80	$1,048,372
Thrivent Limited Maturity Bond	11,211	$12.06	$135,196
Thrivent Low Volatility Equity	2,008	$13.94	$27,999
Thrivent Mid Cap Growth	911	$13.22	$12,047
Thrivent Mid Cap Index	16,507	$41.47	$684,504
Thrivent Mid Cap Stock	13,952	$46.61	$650,307
Thrivent Mid Cap Value	1,306	$17.68	$23,099
Thrivent Moderate Allocation	196,980	$24.04	$4,736,104
Thrivent Moderately Aggressive Allocation	94,718	$27.59	$2,613,183
Thrivent Moderately Conservative Allocation	45,720	$18.88	$863,081
Thrivent Money Market	283,059	$0.97	$275,823
Thrivent Multidimensional Income	6,258	$10.72	$67,096
Thrivent Opportunity Income Plus	17,700	$14.20	$251,326
Thrivent Real Estate Securities	6,564	$27.02	$177,315
Thrivent Small Cap Growth	1,151	$15.83	$18,213
Thrivent Small Cap Index	17,137	$40.09	$687,008
Thrivent Small Cap Stock	17,143	$38.47	$659,451
			$20,309,173

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	125,917	$30.94	$3,895,964
Thrivent All Cap	17,183	$39.32	$675,617
Thrivent Balanced Income Plus	56,507	$21.30	$1,203,751
Thrivent Diversified Income Plus	161,753	$19.92	$3,221,503
Thrivent Emerging Markets Equity	22,477	$11.96	$268,904
Thrivent ESG Index	1,875	$15.92	$29,844
Thrivent Global Stock	17,266	$25.66	$443,051
Thrivent Government Bond	35,116	$12.30	$432,035
Thrivent Healthcare	27,119	$33.37	$905,089
Thrivent High Yield	51,324	$20.95	$1,075,645
Thrivent Income	120,133	$15.44	$1,854,660
Thrivent International Allocation	74,209	$11.79	$875,187
Thrivent International Index	3,947	$13.51	$53,318
Thrivent Large Cap Growth	141,773	$52.50	$7,443,688
Thrivent Large Cap Index	170,322	$40.81	$6,951,054
Thrivent Large Cap Value	71,067	$32.25	$2,292,117
Thrivent Limited Maturity Bond	150,109	$11.51	$1,727,608
Thrivent Low Volatility Equity	11,440	$13.71	$156,838
Thrivent Mid Cap Growth	27,698	$13.10	$362,765
Thrivent Mid Cap Index	98,793	$39.57	$3,909,652
Thrivent Mid Cap Stock	75,062	$44.48	$3,339,117
Thrivent Mid Cap Value	7,289	$17.52	$127,729
Thrivent Moderate Allocation	889,171	$22.95	$20,403,282
Thrivent Moderately Aggressive Allocation	770,820	$26.33	$20,295,867
Thrivent Moderately Conservative Allocation	328,107	$18.02	$5,911,199
Thrivent Money Market	2,317,694	$0.93	$2,154,007
Thrivent Multidimensional Income	17,468	$10.54	$184,172
Thrivent Opportunity Income Plus	27,130	$13.55	$367,702
Thrivent Real Estate Securities	14,876	$25.78	$383,543
Thrivent Small Cap Growth	51,803	$15.61	$808,453
Thrivent Small Cap Index	105,720	$38.26	$4,044,856
Thrivent Small Cap Stock	58,423	$36.71	$2,144,888
			$97,943,105

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	112,669	$31.82	$3,585,156
Thrivent All Cap	1,670	$40.44	$67,508
Thrivent Balanced Income Plus	29,140	$21.91	$638,393
Thrivent Diversified Income Plus	22,707	$20.48	$465,084
Thrivent Emerging Markets Equity	4,167	$12.25	$51,037
Thrivent ESG Index	—	$16.00	$—
Thrivent Global Stock	20,389	$26.39	$538,054
Thrivent Government Bond	9,526	$12.65	$120,518
Thrivent Healthcare	6,860	$34.17	$234,410
Thrivent High Yield	33,433	$21.55	$720,553
Thrivent Income	33,119	$15.88	$525,853
Thrivent International Allocation	41,990	$12.07	$506,751
Thrivent International Index	1,903	$13.58	$25,840
Thrivent Large Cap Growth	34,790	$54.00	$1,878,511
Thrivent Large Cap Index	81,079	$41.97	$3,402,969
Thrivent Large Cap Value	26,232	$33.17	$870,089
Thrivent Limited Maturity Bond	80,272	$11.83	$950,065
Thrivent Low Volatility Equity	11,061	$13.85	$153,179
Thrivent Mid Cap Growth	5,206	$13.17	$68,561
Thrivent Mid Cap Index	48,498	$40.70	$1,973,809
Thrivent Mid Cap Stock	23,928	$45.75	$1,094,688
Thrivent Mid Cap Value	1,789	$17.62	$31,515
Thrivent Moderate Allocation	275,794	$23.60	$6,508,360
Thrivent Moderately Aggressive Allocation	279,173	$27.08	$7,559,609
Thrivent Moderately Conservative Allocation	73,227	$18.53	$1,356,742
Thrivent Money Market	197,748	$0.96	$189,205
Thrivent Multidimensional Income	10,123	$10.65	$107,808
Thrivent Opportunity Income Plus	21,831	$13.94	$304,275
Thrivent Real Estate Securities	10,157	$26.52	$269,308
Thrivent Small Cap Growth	19,083	$15.74	$300,357
Thrivent Small Cap Index	24,385	$39.35	$959,479
Thrivent Small Cap Stock	19,860	$37.76	$749,835
			$36,207,521

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	190	$30.65	$5,821
Thrivent All Cap	728	$38.95	$28,362
Thrivent Balanced Income Plus	30,064	$21.10	$634,487
Thrivent Diversified Income Plus	1,882	$19.73	$37,134
Thrivent Emerging Markets Equity	112	$11.87	$1,324
Thrivent ESG Index	85	$15.89	$1,348
Thrivent Global Stock	1,756	$25.42	$44,650
Thrivent Government Bond	1,001	$12.19	$12,194
Thrivent Healthcare	885	$33.11	$29,297
Thrivent High Yield	1,312	$20.76	$27,255
Thrivent Income	2,566	$15.29	$39,261
Thrivent International Allocation	6,948	$11.70	$81,293
Thrivent International Index	—	$13.48	$—
Thrivent Large Cap Growth	3,988	$52.02	$207,429
Thrivent Large Cap Index	2,899	$40.43	$117,232
Thrivent Large Cap Value	1,904	$31.95	$60,844
Thrivent Limited Maturity Bond	989	$11.40	$11,278
Thrivent Low Volatility Equity	189	$13.66	$2,585
Thrivent Mid Cap Growth	—	$13.07	$—
Thrivent Mid Cap Index	668	$39.21	$26,189
Thrivent Mid Cap Stock	1,982	$44.07	$87,361
Thrivent Mid Cap Value	—	$17.49	$—
Thrivent Moderate Allocation	45,204	$22.73	$1,027,623
Thrivent Moderately Aggressive Allocation	29,224	$26.09	$762,331
Thrivent Moderately Conservative Allocation	25,228	$17.85	$450,288
Thrivent Money Market	—	$0.92	$—
Thrivent Multidimensional Income	2,923	$10.51	$30,721
Thrivent Opportunity Income Plus	2,089	$13.42	$28,054
Thrivent Real Estate Securities	1,271	$25.54	$32,453
Thrivent Small Cap Growth	1,707	$15.56	$26,572
Thrivent Small Cap Index	632	$37.90	$23,966
Thrivent Small Cap Stock	1,068	$36.37	$38,852
			$3,876,204

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	1,103,762	$30.09	$33,209,493
Thrivent All Cap	55,855	$38.23	$2,135,555
Thrivent Balanced Income Plus	187,315	$20.72	$3,879,937
Thrivent Diversified Income Plus	577,568	$19.37	$11,185,782
Thrivent Emerging Markets Equity	148,065	$11.69	$1,729,350
Thrivent ESG Index	30,145	$15.83	$477,142
Thrivent Global Stock	94,217	$24.95	$2,350,993
Thrivent Government Bond	126,921	$11.96	$1,518,456
Thrivent Healthcare	112,504	$32.60	$3,667,689
Thrivent High Yield	290,935	$20.37	$5,929,340
Thrivent Income	420,207	$15.01	$6,308,963
Thrivent International Allocation	357,914	$11.52	$4,123,083
Thrivent International Index	19,256	$13.43	$258,655
Thrivent Large Cap Growth	361,694	$51.06	$18,466,768
Thrivent Large Cap Index	607,501	$39.69	$24,109,269
Thrivent Large Cap Value	235,888	$31.36	$7,398,244
Thrivent Limited Maturity Bond	436,090	$11.19	$4,880,775
Thrivent Low Volatility Equity	114,748	$13.57	$1,557,574
Thrivent Mid Cap Growth	110,133	$13.03	$1,434,531
Thrivent Mid Cap Index	354,306	$38.48	$13,634,690
Thrivent Mid Cap Stock	250,390	$43.26	$10,831,322
Thrivent Mid Cap Value	71,022	$17.43	$1,237,674
Thrivent Moderate Allocation	5,597,664	$22.31	$124,904,632
Thrivent Moderately Aggressive Allocation	3,994,255	$25.60	$102,269,342
Thrivent Moderately Conservative Allocation	1,595,951	$17.52	$27,959,852
Thrivent Money Market	9,452,336	$0.90	$8,548,863
Thrivent Multidimensional Income	75,788	$10.44	$791,113
Thrivent Opportunity Income Plus	249,862	$13.18	$3,293,180
Thrivent Real Estate Securities	73,987	$25.07	$1,854,942
Thrivent Small Cap Growth	187,539	$15.47	$2,901,980
Thrivent Small Cap Index	329,473	$37.21	$12,258,080
Thrivent Small Cap Stock	172,882	$35.70	$6,172,040
			$451,279,309

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	10,059,695	$35.59	$358,072,174
Thrivent All Cap	709,068	$45.23	$32,072,414
Thrivent Balanced Income Plus	2,968,918	$24.51	$72,757,542
Thrivent Diversified Income Plus	8,178,351	$22.91	$187,376,553
Thrivent Emerging Markets Equity	1,244,351	$13.46	$16,745,092
Thrivent ESG Index	472,038	$16.36	$7,722,190
Thrivent Global Stock	1,158,654	$29.52	$34,203,769
Thrivent Government Bond	2,356,022	$14.15	$33,340,610
Thrivent Healthcare	1,878,447	$37.54	$70,513,644
Thrivent High Yield	2,355,426	$24.10	$56,777,988
Thrivent Income	4,190,298	$17.76	$74,415,090
Thrivent International Allocation	3,860,859	$13.26	$51,212,413
Thrivent International Index	240,498	$13.88	$3,338,938
Thrivent Large Cap Growth	3,979,436	$60.40	$240,359,150
Thrivent Large Cap Index	5,334,068	$46.95	$250,427,687
Thrivent Large Cap Value	2,366,044	$37.10	$87,789,762
Thrivent Limited Maturity Bond	5,422,969	$13.24	$71,794,752
Thrivent Low Volatility Equity	675,841	$14.41	$9,741,654
Thrivent Mid Cap Growth	739,817	$13.46	$9,959,939
Thrivent Mid Cap Index	2,330,966	$45.53	$106,120,241
Thrivent Mid Cap Stock	2,096,194	$51.18	$107,274,311
Thrivent Mid Cap Value	354,886	$18.01	$6,391,925
Thrivent Moderate Allocation	75,589,976	$26.40	$1,995,688,916
Thrivent Moderately Aggressive Allocation	46,301,361	$30.29	$1,402,485,750
Thrivent Moderately Conservative Allocation	44,315,265	$20.73	$918,460,968
Thrivent Money Market	102,139,262	$1.07	$109,262,526
Thrivent Multidimensional Income	1,059,068	$11.08	$11,739,480
Thrivent Opportunity Income Plus	2,808,448	$15.59	$43,781,862
Thrivent Real Estate Securities	992,686	$29.66	$29,443,783
Thrivent Small Cap Growth	916,196	$16.29	$14,920,479
Thrivent Small Cap Index	2,158,393	$44.01	$95,001,168
Thrivent Small Cap Stock	1,421,402	$42.24	$60,033,659
			$6,569,226,429

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	9,630,203	$34.29	$330,211,982
Thrivent All Cap	495,091	$43.57	$21,572,607
Thrivent Balanced Income Plus	2,162,673	$23.61	$51,055,856
Thrivent Diversified Income Plus	5,284,367	$22.07	$116,632,068
Thrivent Emerging Markets Equity	779,073	$13.04	$10,160,192
Thrivent ESG Index	144,359	$16.24	$2,344,338
Thrivent Global Stock	1,047,266	$28.44	$29,781,716
Thrivent Government Bond	1,522,322	$13.63	$20,752,890
Thrivent Healthcare	1,328,835	$36.38	$48,342,522
Thrivent High Yield	1,550,323	$23.22	$36,001,110
Thrivent Income	2,634,654	$17.11	$45,073,111
Thrivent International Allocation	2,461,486	$12.86	$31,642,320
Thrivent International Index	177,503	$13.78	$2,446,330
Thrivent Large Cap Growth	2,755,165	$58.19	$160,310,679
Thrivent Large Cap Index	2,963,143	$45.23	$134,014,883
Thrivent Large Cap Value	1,970,049	$35.74	$70,415,884
Thrivent Limited Maturity Bond	3,587,391	$12.75	$45,752,226
Thrivent Low Volatility Equity	375,778	$14.22	$5,344,672
Thrivent Mid Cap Growth	535,327	$13.36	$7,154,250
Thrivent Mid Cap Index	1,305,371	$43.86	$57,249,283
Thrivent Mid Cap Stock	1,583,033	$49.30	$78,041,862
Thrivent Mid Cap Value	345,264	$17.88	$6,173,181
Thrivent Moderate Allocation	56,252,698	$25.43	$1,430,477,689
Thrivent Moderately Aggressive Allocation	38,817,673	$29.18	$1,132,681,381
Thrivent Moderately Conservative Allocation	26,691,393	$19.97	$532,907,905
Thrivent Money Market	68,151,755	$1.03	$70,225,887
Thrivent Multidimensional Income	700,580	$10.94	$7,662,756
Thrivent Opportunity Income Plus	2,216,975	$15.02	$33,294,021
Thrivent Real Estate Securities	777,432	$28.57	$22,213,407
Thrivent Small Cap Growth	610,714	$16.10	$9,833,309
Thrivent Small Cap Index	1,266,393	$42.40	$53,695,756
Thrivent Small Cap Stock	1,140,802	$40.69	$46,415,169
			$4,649,881,242

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	288,639	$33.03	$9,534,226
Thrivent All Cap	49,513	$41.97	$2,078,316
Thrivent Balanced Income Plus	84,439	$22.74	$1,920,306
Thrivent Diversified Income Plus	320,859	$21.26	$6,822,064
Thrivent Emerging Markets Equity	21,378	$12.64	$270,194
Thrivent ESG Index	4,488	$16.12	$72,355
Thrivent Global Stock	41,218	$27.39	$1,129,161
Thrivent Government Bond	64,194	$13.13	$843,032
Thrivent Healthcare	76,899	$35.26	$2,711,219
Thrivent High Yield	86,138	$22.37	$1,926,882
Thrivent Income	184,164	$16.48	$3,035,066
Thrivent International Allocation	115,420	$12.46	$1,437,937
Thrivent International Index	3,515	$13.68	$48,093
Thrivent Large Cap Growth	104,409	$56.05	$5,852,309
Thrivent Large Cap Index	122,355	$43.57	$5,330,839
Thrivent Large Cap Value	60,116	$34.43	$2,069,933
Thrivent Limited Maturity Bond	205,237	$12.29	$2,521,486
Thrivent Low Volatility Equity	43,298	$14.03	$607,658
Thrivent Mid Cap Growth	40,647	$13.27	$539,249
Thrivent Mid Cap Index	60,245	$42.25	$2,545,231
Thrivent Mid Cap Stock	55,103	$47.49	$2,616,915
Thrivent Mid Cap Value	10,116	$17.75	$179,552
Thrivent Moderate Allocation	2,123,370	$24.50	$52,016,048
Thrivent Moderately Aggressive Allocation	1,161,361	$28.11	$32,645,186
Thrivent Moderately Conservative Allocation	1,176,698	$19.23	$22,631,878
Thrivent Money Market	2,682,080	$0.99	$2,662,480
Thrivent Multidimensional Income	12,078	$10.79	$130,352
Thrivent Opportunity Income Plus	137,987	$14.47	$1,996,272
Thrivent Real Estate Securities	39,776	$27.52	$1,094,827
Thrivent Small Cap Growth	46,928	$15.92	$747,066
Thrivent Small Cap Index	54,136	$40.85	$2,211,209
Thrivent Small Cap Stock	42,220	$39.19	$1,654,771
			$171,882,112

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	60,266	$33.97	$2,047,277
Thrivent All Cap	10,632	$43.17	$458,972
Thrivent Balanced Income Plus	24,609	$23.39	$575,556
Thrivent Diversified Income Plus	67,862	$21.87	$1,483,864
Thrivent Emerging Markets Equity	8,051	$12.94	$104,170
Thrivent ESG Index	3,266	$16.21	$52,935
Thrivent Global Stock	12,787	$28.17	$360,253
Thrivent Government Bond	4,666	$13.51	$63,016
Thrivent Healthcare	19,332	$36.10	$697,795
Thrivent High Yield	18,006	$23.00	$414,241
Thrivent Income	12,979	$16.95	$219,970
Thrivent International Allocation	40,667	$12.75	$518,696
Thrivent International Index	—	$13.76	$—
Thrivent Large Cap Growth	38,359	$57.64	$2,211,183
Thrivent Large Cap Index	41,370	$44.81	$1,853,636
Thrivent Large Cap Value	22,591	$35.41	$799,959
Thrivent Limited Maturity Bond	5,433	$12.63	$68,654
Thrivent Low Volatility Equity	896	$14.18	$12,703
Thrivent Mid Cap Growth	4,612	$13.34	$61,517
Thrivent Mid Cap Index	13,845	$43.45	$601,554
Thrivent Mid Cap Stock	19,106	$48.84	$933,156
Thrivent Mid Cap Value	5,072	$17.85	$90,516
Thrivent Moderate Allocation	501,704	$25.19	$12,639,461
Thrivent Moderately Aggressive Allocation	400,479	$28.91	$11,577,134
Thrivent Moderately Conservative Allocation	172,987	$19.78	$3,421,675
Thrivent Money Market	753,827	$1.02	$769,554
Thrivent Multidimensional Income	1,776	$10.90	$19,359
Thrivent Opportunity Income Plus	13,876	$14.88	$206,455
Thrivent Real Estate Securities	11,568	$28.31	$327,450
Thrivent Small Cap Growth	19,276	$16.06	$309,482
Thrivent Small Cap Index	12,396	$42.01	$520,708
Thrivent Small Cap Stock	21,330	$40.31	$859,779
			$44,280,680

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	572,383	$32.42	$18,556,783
Thrivent All Cap	38,143	$41.20	$1,571,411
Thrivent Balanced Income Plus	154,831	$22.32	$3,455,993
Thrivent Diversified Income Plus	282,506	$20.87	$5,895,436
Thrivent Emerging Markets Equity	65,516	$12.44	$815,152
Thrivent ESG Index	4,396	$16.06	$70,604
Thrivent Global Stock	62,420	$26.89	$1,678,317
Thrivent Government Bond	100,633	$12.89	$1,297,102
Thrivent Healthcare	92,573	$34.71	$3,213,059
Thrivent High Yield	114,323	$21.95	$2,510,148
Thrivent Income	148,538	$16.17	$2,402,691
Thrivent International Allocation	162,106	$12.26	$1,988,125
Thrivent International Index	978	$13.63	$13,334
Thrivent Large Cap Growth	180,964	$55.01	$9,955,630
Thrivent Large Cap Index	198,305	$42.76	$8,479,982
Thrivent Large Cap Value	109,694	$33.80	$3,707,120
Thrivent Limited Maturity Bond	156,541	$12.06	$1,887,710
Thrivent Low Volatility Equity	4,384	$13.94	$61,111
Thrivent Mid Cap Growth	11,585	$13.22	$153,136
Thrivent Mid Cap Index	106,886	$41.47	$4,432,161
Thrivent Mid Cap Stock	91,661	$46.61	$4,272,478
Thrivent Mid Cap Value	13,796	$17.68	$243,973
Thrivent Moderate Allocation	2,859,592	$24.04	$68,754,770
Thrivent Moderately Aggressive Allocation	1,791,286	$27.59	$49,420,112
Thrivent Moderately Conservative Allocation	1,055,191	$18.88	$19,919,243
Thrivent Money Market	3,427,595	$0.97	$3,339,470
Thrivent Multidimensional Income	36,166	$10.72	$387,735
Thrivent Opportunity Income Plus	76,068	$14.20	$1,080,130
Thrivent Real Estate Securities	40,616	$27.02	$1,097,243
Thrivent Small Cap Growth	40,521	$15.83	$641,419
Thrivent Small Cap Index	102,080	$40.09	$4,092,355
Thrivent Small Cap Stock	63,475	$38.47	$2,441,826
			$227,835,759

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	140,105	$33.34	$4,671,351
Thrivent All Cap	12,082	$42.37	$511,917
Thrivent Balanced Income Plus	32,408	$22.96	$743,928
Thrivent Diversified Income Plus	83,709	$21.46	$1,796,506
Thrivent Emerging Markets Equity	12,042	$12.74	$153,388
Thrivent ESG Index	11,630	$16.15	$187,837
Thrivent Global Stock	20,900	$27.65	$577,930
Thrivent Government Bond	33,108	$13.26	$438,874
Thrivent Healthcare	26,161	$35.53	$929,613
Thrivent High Yield	25,607	$22.58	$578,244
Thrivent Income	50,697	$16.63	$843,349
Thrivent International Allocation	75,566	$12.56	$948,833
Thrivent International Index	5,993	$13.71	$82,148
Thrivent Large Cap Growth	72,686	$56.58	$4,112,424
Thrivent Large Cap Index	71,659	$43.98	$3,151,360
Thrivent Large Cap Value	40,014	$34.76	$1,390,720
Thrivent Limited Maturity Bond	98,622	$12.40	$1,223,039
Thrivent Low Volatility Equity	10,478	$14.08	$147,549
Thrivent Mid Cap Growth	7,668	$13.29	$101,917
Thrivent Mid Cap Index	35,189	$42.64	$1,500,627
Thrivent Mid Cap Stock	25,659	$47.94	$1,229,984
Thrivent Mid Cap Value	5,253	$17.78	$93,410
Thrivent Moderate Allocation	985,236	$24.73	$24,361,691
Thrivent Moderately Aggressive Allocation	831,649	$28.37	$23,596,500
Thrivent Moderately Conservative Allocation	404,664	$19.41	$7,856,088
Thrivent Money Market	1,086,665	$1.00	$1,088,857
Thrivent Multidimensional Income	17,623	$10.83	$190,837
Thrivent Opportunity Income Plus	40,566	$14.60	$592,374
Thrivent Real Estate Securities	26,746	$27.78	$743,088
Thrivent Small Cap Growth	8,279	$15.96	$132,172
Thrivent Small Cap Index	31,027	$41.23	$1,279,195
Thrivent Small Cap Stock	25,086	$39.56	$992,439
			$86,248,189

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	28,852	$32.12	$926,700
Thrivent All Cap	4,362	$40.81	$178,049
Thrivent Balanced Income Plus	—	$22.11	$—
Thrivent Diversified Income Plus	17,366	$20.67	$359,037
Thrivent Emerging Markets Equity	1,030	$12.34	$12,716
Thrivent ESG Index	—	$16.03	$—
Thrivent Global Stock	2,082	$26.64	$55,467
Thrivent Government Bond	1,554	$12.77	$19,843
Thrivent Healthcare	5,086	$34.44	$175,144
Thrivent High Yield	4,756	$21.75	$103,454
Thrivent Income	6,451	$16.02	$103,378
Thrivent International Allocation	9,848	$12.17	$119,867
Thrivent International Index	—	$13.61	$—
Thrivent Large Cap Growth	13,102	$54.50	$714,078
Thrivent Large Cap Index	18,566	$42.36	$786,556
Thrivent Large Cap Value	609	$33.48	$20,423
Thrivent Limited Maturity Bond	6,189	$11.95	$73,929
Thrivent Low Volatility Equity	—	$13.89	$—
Thrivent Mid Cap Growth	—	$13.19	$—
Thrivent Mid Cap Index	6,052	$41.08	$248,615
Thrivent Mid Cap Stock	2,673	$46.18	$123,418
Thrivent Mid Cap Value	—	$17.65	$—
Thrivent Moderate Allocation	119,718	$23.82	$2,851,691
Thrivent Moderately Aggressive Allocation	128,040	$27.33	$3,499,668
Thrivent Moderately Conservative Allocation	58,190	$18.70	$1,088,261
Thrivent Money Market	202,037	$0.97	$195,013
Thrivent Multidimensional Income	—	$10.69	$—
Thrivent Opportunity Income Plus	8,365	$14.07	$117,671
Thrivent Real Estate Securities	3,109	$26.76	$83,207
Thrivent Small Cap Growth	8,764	$15.78	$138,330
Thrivent Small Cap Index	4,447	$39.72	$176,629
Thrivent Small Cap Stock	1,153	$38.11	$43,935
			$12,215,079

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	1,811,150	$31.52	$57,095,306
Thrivent All Cap	95,915	$40.06	$3,842,298
Thrivent Balanced Income Plus	504,675	$21.70	$10,953,628
Thrivent Diversified Income Plus	1,212,281	$20.29	$24,599,233
Thrivent Emerging Markets Equity	210,679	$12.15	$2,560,332
Thrivent ESG Index	57,334	$15.97	$915,842
Thrivent Global Stock	191,667	$26.14	$5,011,027
Thrivent Government Bond	301,054	$12.53	$3,773,192
Thrivent Healthcare	315,946	$33.90	$10,711,129
Thrivent High Yield	332,361	$21.35	$7,095,746
Thrivent Income	645,679	$15.73	$10,155,572
Thrivent International Allocation	567,458	$11.98	$6,797,811
Thrivent International Index	34,529	$13.56	$468,083
Thrivent Large Cap Growth	501,045	$53.49	$26,803,011
Thrivent Large Cap Index	764,374	$41.58	$31,783,407
Thrivent Large Cap Value	341,851	$32.86	$11,233,623
Thrivent Limited Maturity Bond	630,408	$11.72	$7,391,769
Thrivent Low Volatility Equity	91,769	$13.80	$1,266,606
Thrivent Mid Cap Growth	85,164	$13.15	$1,119,513
Thrivent Mid Cap Index	385,699	$40.32	$15,551,488
Thrivent Mid Cap Stock	319,798	$45.32	$14,494,375
Thrivent Mid Cap Value	39,980	$17.59	$703,125
Thrivent Moderate Allocation	8,498,749	$23.38	$198,693,804
Thrivent Moderately Aggressive Allocation	6,225,898	$26.83	$167,020,503
Thrivent Moderately Conservative Allocation	3,156,512	$18.36	$57,940,113
Thrivent Money Market	13,702,729	$0.95	$12,981,338
Thrivent Multidimensional Income	84,571	$10.61	$897,635
Thrivent Opportunity Income Plus	375,990	$13.81	$5,191,227
Thrivent Real Estate Securities	160,770	$26.27	$4,223,191
Thrivent Small Cap Growth	115,372	$15.70	$1,810,778
Thrivent Small Cap Index	372,055	$38.98	$14,503,299
Thrivent Small Cap Stock	189,006	$37.41	$7,069,893
			$724,657,897
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.38	$—
			$-
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	—	$23.18	$—
Thrivent Moderately Aggressive Allocation	—	$26.60	$—
Thrivent Moderately Conservative Allocation	—	$18.20	$—
			$-

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$15.02	$—
			$-
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	—	$22.33	$—
Thrivent Moderately Aggressive Allocation	—	$25.62	$—
Thrivent Moderately Conservative Allocation	—	$17.53	$—
			$-
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	31,572,488	$14.86	$469,032,445
			$469,032,445
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	1,669	$16.70	$27,883
			$27,883
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	86,610,785	$15.48	$1,340,603,475
			$1,340,603,475
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	142,335,473	$17.40	$2,477,300,667
			$2,477,300,667
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	50,339,813	$18.44	$928,390,475
			$928,390,475

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	14,431	$18.51	$267,421
American Funds IS® Growth-Income Class 1	62,822	$19.84	$1,246,608
American Funds IS® International Class 1	48,470	$11.87	$575,178
BlackRock Total Return V.I. Class I	38,581	$10.24	$393,977
DFA VA International Small Portfolio	19,109	$12.49	$238,590
DFA VA US Targeted Value	117,597	$18.05	$2,122,348
Fidelity® VIP Emerging Markets Initial Class	65,628	$13.58	$889,269
Fidelity® VIP International Capital Appreciation Initial Class	47,869	$16.27	$778,698
Fidelity® VIP Value Initial Class	41,475	$18.82	$780,699
Janus Henderson Enterprise Institutional Class	55,386	$20.04	$1,109,679
John Hancock Core Bond Trust Series I	70,942	$10.28	$729,398
John Hancock International Equity Index Trust B Series I	15,510	$12.91	$200,233
John Hancock Strategic Income Opportunities Trust Series I	55,779	$11.04	$615,821
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	44,562	$20.68	$921,608
MFS® VIT II – MFS® Corporate Bond Initial Class	22,992	$10.95	$251,803
MFS® VIT III – MFS® Global Real Estate Initial Class	7,575	$13.58	$102,896
MFS® VIT II – MFS® International Intrinsic Value Initial Class	18,997	$14.48	$275,037
MFS® VIT III – MFS® Mid Cap Value Initial Class	37,302	$16.86	$628,780
MFS® VIT II – MFS® Technology Initial Class	57,067	$25.55	$1,457,965
MFS® VIT – MFS® Value Initial Class	37,167	$16.06	$596,938
PIMCO VIT Emerging Markets Bond Institutional Class	8,825	$10.61	$93,604
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	8,750	$9.98	$87,284
PIMCO VIT Long-Term U.S. Government Institutional Class	26,798	$9.04	$242,190
PIMCO VIT Real Return Institutional Class	58,447	$11.24	$656,832
Principal Diversified International	11,016	$12.86	$141,633
Principal Government & High Quality Bond	33,448	$9.65	$322,684
Principal Small Cap	26,982	$16.03	$432,381
Templeton Global Bond VIP Class 1	31,820	$8.86	$281,887
Thrivent All Cap	796	$19.02	$15,138
Thrivent Balanced Income Plus	158,079	$13.60	$2,150,527
Thrivent Diversified Income Plus	147,621	$12.42	$1,833,703
Thrivent Emerging Markets Equity	18,222	$10.63	$193,683
Thrivent ESG Index	1	$16.72	$11
Thrivent Global Stock	69,695	$16.51	$1,150,697
Thrivent Healthcare	32,272	$17.42	$562,078
Thrivent High Yield	84,167	$11.93	$1,004,400

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	77,009	$11.31	$871,308
Thrivent International Allocation	15,621	$12.37	$193,203
Thrivent International Index	20,748	$14.19	$294,465
Thrivent Large Cap Growth	232,763	$25.53	$5,941,406
Thrivent Large Cap Index	115,890	$21.18	$2,454,162
Thrivent Large Cap Value	113,284	$18.36	$2,079,378
Thrivent Limited Maturity Bond	85,586	$11.08	$948,146
Thrivent Low Volatility Equity	22,144	$14.74	$326,444
Thrivent Mid Cap Growth	67,333	$13.76	$926,654
Thrivent Mid Cap Index	61,643	$16.95	$1,045,086
Thrivent Mid Cap Stock	87,035	$17.83	$1,551,473
Thrivent Mid Cap Value	37,467	$18.41	$689,831
Thrivent Money Market	508,957	$1.08	$548,236
Thrivent Multidimensional Income	21,566	$11.48	$247,540
Thrivent Opportunity Income Plus	22,934	$11.05	$253,405
Thrivent Real Estate Securities	34,003	$13.46	$457,612
Thrivent Small Cap Growth	33,268	$16.85	$560,551
Thrivent Small Cap Index	47,036	$16.34	$768,793
Thrivent Small Cap Stock	131,901	$19.32	$2,548,768
Vanguard® VIF Capital Growth	67,154	$20.76	$1,393,952
Vanguard® VIF International	99,580	$15.60	$1,550,430
Vanguard® VIF Short-Term Investment-Grade	99,751	$10.75	$1,072,408
Vanguard® VIF Small Company Growth	25,502	$15.78	$402,013
Vanguard® VIF Total Bond Market Index	509,933	$10.29	$5,247,917
Vanguard® VIF Total Stock Market Index	323,090	$20.42	$6,596,469
			$62,321,328

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	1,896	$33.42	$63,384
Thrivent All Cap	212	$40.65	$8,606
Thrivent Balanced Income Plus	826	$24.12	$19,917
Thrivent Diversified Income Plus	1,614	$22.32	$36,035
Thrivent Emerging Markets Equity	276	$13.56	$3,742
Thrivent ESG Index	—	$16.39	$—
Thrivent Global Stock	5,765	$28.39	$163,698
Thrivent Government Bond	4,586	$14.26	$65,406
Thrivent Healthcare	65	$37.83	$2,445
Thrivent High Yield	886	$23.46	$20,802
Thrivent Income	11,915	$17.84	$212,531
Thrivent International Allocation	7,647	$13.37	$102,301
Thrivent International Index	—	$13.91	$—
Thrivent Large Cap Growth	3,764	$55.93	$210,503
Thrivent Large Cap Index	4,658	$45.58	$212,306
Thrivent Large Cap Value	3,010	$36.25	$109,136
Thrivent Limited Maturity Bond	7,336	$13.27	$97,366
Thrivent Low Volatility Equity	—	$14.46	$—
Thrivent Mid Cap Growth	—	$13.49	$—
Thrivent Mid Cap Index	988	$41.78	$41,258
Thrivent Mid Cap Stock	1,567	$45.55	$71,375
Thrivent Mid Cap Value	—	$18.04	$—
Thrivent Moderate Allocation	16,312	$25.46	$415,344
Thrivent Moderately Aggressive Allocation	4,006	$28.83	$115,506
Thrivent Moderately Conservative Allocation	54,531	$20.22	$1,102,500
Thrivent Money Market	44,369	$1.07	$47,442
Thrivent Multidimensional Income	—	$11.12	$—
Thrivent Opportunity Income Plus	487	$15.69	$7,644
Thrivent Real Estate Securities	2,671	$27.53	$73,510
Thrivent Small Cap Growth	221	$16.33	$3,606
Thrivent Small Cap Index	663	$39.80	$26,375
Thrivent Small Cap Stock	2,197	$38.63	$84,854
			$3,317,592

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	4,384	$33.42	$146,539
Thrivent All Cap	199	$40.65	$8,082
Thrivent Balanced Income Plus	5,711	$24.12	$137,763
Thrivent Diversified Income Plus	18,381	$22.32	$410,260
Thrivent Emerging Markets Equity	1,447	$13.56	$19,631
Thrivent ESG Index	—	$16.39	$—
Thrivent Global Stock	4,920	$28.39	$139,703
Thrivent Government Bond	1,752	$14.26	$24,982
Thrivent Healthcare	5,568	$37.83	$210,646
Thrivent High Yield	6,120	$23.46	$143,594
Thrivent Income	10,059	$17.84	$179,457
Thrivent International Allocation	5,931	$13.37	$79,290
Thrivent International Index	—	$13.91	$—
Thrivent Large Cap Growth	5,513	$55.93	$308,329
Thrivent Large Cap Index	8,149	$45.58	$371,408
Thrivent Large Cap Value	3,392	$36.25	$122,966
Thrivent Limited Maturity Bond	8,162	$13.27	$108,332
Thrivent Low Volatility Equity	—	$14.46	$—
Thrivent Mid Cap Growth	—	$13.49	$—
Thrivent Mid Cap Index	4,622	$41.78	$193,108
Thrivent Mid Cap Stock	2,273	$45.55	$103,536
Thrivent Mid Cap Value	424	$18.04	$7,645
Thrivent Moderate Allocation	277,400	$25.46	$7,063,076
Thrivent Moderately Aggressive Allocation	137,907	$28.83	$3,976,525
Thrivent Moderately Conservative Allocation	355,982	$20.22	$7,197,145
Thrivent Money Market	85,697	$1.07	$91,634
Thrivent Multidimensional Income	—	$11.12	$—
Thrivent Opportunity Income Plus	4,388	$15.69	$68,867
Thrivent Real Estate Securities	3,353	$27.53	$92,301
Thrivent Small Cap Growth	296	$16.33	$4,831
Thrivent Small Cap Index	3,768	$39.80	$149,979
Thrivent Small Cap Stock	2,365	$38.63	$91,366
			$21,450,995

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$18.51	$—
American Funds IS® Growth-Income Class 1	—	$19.84	$—
American Funds IS® International Class 1	—	$11.87	$—
BlackRock Total Return V.I. Class I	—	$10.24	$—
DFA VA International Small Portfolio	—	$12.49	$—
DFA VA US Targeted Value	—	$18.05	$195
Fidelity® VIP Emerging Markets Initial Class	—	$13.58	$—
Fidelity® VIP International Capital Appreciation Initial Class	—	$16.27	$—
Fidelity® VIP Value Initial Class	—	$18.82	$—
Janus Henderson Enterprise Institutional Class	—	$20.04	$—
John Hancock Core Bond Trust Series I	—	$10.28	$—
John Hancock International Equity Index Trust B Series I	—	$12.91	$—
John Hancock Strategic Income Opportunities Trust Series I	—	$11.04	$—
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$20.68	$—
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$10.95	$—
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$13.58	$—
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$14.48	$—
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$16.86	$—
MFS® VIT II – MFS® Technology Initial Class	—	$25.55	$—
MFS® VIT – MFS® Value Initial Class	—	$16.06	$—
PIMCO VIT Emerging Markets Bond Institutional Class	—	$10.61	$5
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$9.98	$—
PIMCO VIT Long-Term U.S. Government Institutional Class	—	$9.04	$26
PIMCO VIT Real Return Institutional Class	—	$11.24	$—
Principal Diversified International	—	$12.86	$—
Principal Government & High Quality Bond	—	$9.65	$—
Principal Small Cap	—	$16.03	$—
Templeton Global Bond VIP Class 1	—	$8.86	$—
Thrivent All Cap	—	$19.02	$—
Thrivent Balanced Income Plus	—	$13.60	$—
Thrivent Diversified Income Plus	—	$12.42	$—
Thrivent Emerging Markets Equity	—	$10.63	$—
Thrivent ESG Index	—	$16.72	$—
Thrivent Global Stock	—	$16.51	$—
Thrivent Healthcare	—	$17.42	$—
Thrivent High Yield	—	$11.93	$28

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Income	—	$11.31	$106
Thrivent International Allocation	—	$12.37	$—
Thrivent International Index	—	$14.19	$—
Thrivent Large Cap Growth	—	$25.53	$—
Thrivent Large Cap Index	—	$21.18	$—
Thrivent Large Cap Value	—	$18.36	$—
Thrivent Limited Maturity Bond	—	$11.08	$—
Thrivent Low Volatility Equity	—	$14.74	$—
Thrivent Mid Cap Growth	—	$13.76	$—
Thrivent Mid Cap Index	—	$16.95	$—
Thrivent Mid Cap Stock	—	$17.83	$—
Thrivent Mid Cap Value	—	$18.41	$—
Thrivent Money Market	—	$1.08	$17
Thrivent Multidimensional Income	—	$11.48	$—
Thrivent Opportunity Income Plus	—	$11.05	$—
Thrivent Real Estate Securities	—	$13.46	$—
Thrivent Small Cap Growth	—	$16.85	$—
Thrivent Small Cap Index	—	$16.34	$—
Thrivent Small Cap Stock	—	$19.32	$—
Vanguard® VIF Capital Growth	—	$20.76	$—
Vanguard® VIF International	—	$15.60	$—
Vanguard® VIF Short-Term Investment-Grade	—	$10.75	$—
Vanguard® VIF Small Company Growth	—	$15.78	$—
Vanguard® VIF Total Bond Market Index	—	$10.29	$—
Vanguard® VIF Total Stock Market Index	—	$20.42	$—
			$377

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	3,762,104	$12.78	$48,065,408
American Funds IS® Growth-Income Class 4	2,810,613	$14.63	$41,119,381
American Funds IS® International Growth and Income Class 4	684,339	$12.27	$8,395,304
American Funds IS® International Class 4	456,850	$11.02	$5,035,301
BlackRock Total Return V.I. Class III	9,608,817	$8.74	$83,725,566
Eaton Vance VT Floating-Rate Income Initial Share Class	4,471,113	$11.41	$51,018,053
Fidelity VIP Emerging Markets Service Class 2	1,730,591	$11.17	$19,324,866
Fidelity VIP Energy Service Class 2	634,633	$26.35	$16,724,953
Fidelity VIP International Capital Appreciation Service Class 2	3,904,135	$12.41	$48,433,953
Fidelity VIP Value Service Class 2	1,787,869	$18.74	$33,497,468
Franklin Small Cap Value VIP Class 2	1,308,760	$15.68	$20,525,471
Goldman Sachs VIT Core Fixed Income Service Shares	6,020,648	$8.68	$52,269,954
Goldman Sachs VIT Small Cap Equity Insights Service Shares	787,258	$14.58	$11,475,176
Janus Henderson VIT Enterprise Service Class	1,876,168	$14.12	$26,494,449
Janus Henderson VIT Forty Service Class	5,038,739	$13.64	$68,745,903
John Hancock Core Bond Trust Series II	2,685,272	$8.68	$23,321,148
John Hancock International Small Company Trust Series II	232,349	$12.90	$2,997,954
John Hancock Strategic Income Opportunities Trust Series II	3,124,204	$10.07	$31,458,161
MFS® VIT II – Core Equity Service Class	2,139,801	$14.74	$31,548,809
MFS® VIT III Global Real Estate Service Class	508,506	$11.73	$5,964,960
MFS® VIT III Mid Cap Value Service Class	721,985	$16.03	$11,576,906
MFS® VIT – New Discovery Series Service Class	1,991,094	$10.77	$21,446,506
MFS® VIT II Technology Service Class	2,799,471	$13.33	$37,328,008
MFS® VIT Value Series Service Class	1,253,668	$14.42	$18,074,915
PIMCO VIT Emerging Markets Bond Advisor Class	240,526	$9.53	$2,292,133
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	701,806	$9.41	$6,605,477
PIMCO VIT Long-Term US Government Advisor Class	3,160,396	$6.53	$20,630,010
PIMCO VIT Real Return Advisor Class	7,133,121	$9.70	$69,189,792
Principal Capital Appreciation Class 2	1,673,662	$15.60	$26,112,913
Principal VC Equity Income Class 2	1,932,164	$14.42	$27,870,171
Putnam VT International Value Class 1B	490,503	$14.96	$7,338,798
Putnam VT Research Class 1B	1,529,438	$15.45	$23,633,407
Templeton Global Bond VIP Class 2	801,123	$8.90	$7,129,646
Thrivent Aggressive Allocation	21,840,974	$14.10	$308,025,427
Thrivent All Cap	1,541,001	$14.99	$23,097,904
Thrivent Balanced Income Plus	2,163,322	$12.09	$26,145,783
Thrivent Diversified Income Plus	4,264,554	$10.97	$46,767,695

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2023	Units	Unit Value	Assets in Accumulation Period
Thrivent Emerging Markets Equity	426,755	$10.38	$4,431,440
Thrivent ESG Index	1,294,295	$15.26	$19,750,204
Thrivent Global Stock	1,309,936	$14.09	$18,452,432
Thrivent Government Bond	3,403,812	$8.82	$30,031,875
Thrivent Healthcare	3,601,558	$12.16	$43,780,445
Thrivent High Yield	15,773,724	$11.04	$174,153,252
Thrivent Income	20,494,529	$9.26	$189,823,351
Thrivent International Allocation	710,818	$12.73	$9,051,410
Thrivent International Index	1,683,470	$12.91	$21,734,209
Thrivent Large Cap Growth	18,221,599	$14.35	$261,442,975
Thrivent Large Cap Index	16,392,128	$15.44	$253,108,813
Thrivent Large Cap Value	4,982,615	$16.77	$83,561,732
Thrivent Limited Maturity Bond	8,352,624	$9.98	$83,369,248
Thrivent Low Volatility Equity	890,187	$12.18	$10,846,741
Thrivent Mid Cap Growth	2,940,064	$11.89	$34,949,456
Thrivent Mid Cap Index	6,109,096	$15.63	$95,486,599
Thrivent Mid Cap Stock	9,896,425	$15.53	$153,660,964
Thrivent Mid Cap Value	1,127,274	$17.44	$19,664,859
Thrivent Moderate Allocation	41,565,728	$12.05	$500,914,178
Thrivent Moderately Aggressive Allocation	40,152,585	$12.81	$514,429,843
Thrivent Moderately Conservative Allocation	10,768,649	$10.75	$115,799,682
Thrivent Money Market	43,183,736	$1.02	$43,944,545
Thrivent Multidimensional Income	653,660	$10.73	$7,013,435
Thrivent Opportunity Income Plus	820,993	$10.04	$8,244,779
Thrivent Real Estate Securities	1,004,294	$12.21	$12,257,832
Thrivent Small Cap Growth	3,748,686	$12.93	$48,482,322
Thrivent Small Cap Index	7,053,770	$15.89	$112,055,496
Thrivent Small Cap Stock	5,970,554	$17.33	$103,440,069
			$4,287,289,915

PART C. OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)	Underwriting Contracts	Pre-Effective Amendment No. 1 to the registration statement to Form N-4 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(d)(i)	Contract	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(ii)	Maximum Anniversary Death Benefit Rider	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(iii)	Amendatory Agreement (Unisex Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(iv)	Amendatory Agreement (Sex Distinct Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(v)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vi)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vii)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(e)	Contract Application Form	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity Registration Statement 333-216125, filed on February 17, 2017
(f)	Articles of Incorporation and Bylaws of Depositor	Filed Herewith
(g)	Reinsurance Contracts	Not Applicable
(h)(i)	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(h)(ii)	American Funds Fund Participation Agreement Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(iii)	American Funds Business Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(iv)	American Funds Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(v)	Blackrock Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(vi)	DFA Participation Agreement and Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(vii)	Fidelity Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(viii)	Fidelity Service Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(ix)	Franklin Templeton Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(x)	Franklin Templeton Participation Agreement Addendum	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xi)	Amendment to Franklin Templeton Participation Agreement	Post-Effective Amendment No. 7 to the registration statement of Registrant, Registration Statement No. 333-237618, filed on April 26, 2022
(h)(xii)	Franklin Templeton Administrative Services Agreement (ASA)	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xiii)	Franklin Templeton ASA Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xiv)	Franklin Templeton ASA Amendment	Post-Effective Amendment No. 12 to the registration statement of Registrant, Registration Statement No. 333-216125, filed on April 26, 2023
(h)(xv)	Franklin Templeton Shareholder Information Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xvi)	Janus Henderson Amendment to Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xvii)	Janus Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xviii)	John Hancock Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xix)	John Hancock Amendment to Administrative Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xx)	MFS Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(xxi)	MFS Rule 22c-2 Shareholder Information Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxii)	PIMCO Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxiii)	PIMCO Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxiv)	Principal Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxv)	Amendment to Principal Participation Agreement	Post-Effective Amendment No. 7 to the registration statement of Registrant, Registration Statement No. 333-237618, filed on April 26, 2022
(h)(xxvi)	Vanguard Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Post-Effective Amendment No. 12 to the registration statement of Registrant, Registration Statement No. 333-216125, filed on April 26, 2023
101.INS	Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Chair of the Board of Directors
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Director
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Operations Officer, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial ser- vices and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent opera- tions	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corpo- ration	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[5]	Special purpose entity	Delaware

Thrivent Entities	Primary Business	State of Organization
College Avenue Student Loans, LLC[6]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[7]	Special purpose entity	Delaware
Museum Finance, LLC[8]	Special purpose entity	Delaware
College Ave Administrator LLC[7]	Special purpose entity	Delaware
College Ave Depositor, LLC[7]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans 2023-A, LLC[7]	Special purpose entity	Delaware
College Ave Student Loans Grantor Trust 2023-A7	Special purpose entity	Delaware
College Ave Holdings 2017-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2018-A, LLC[7]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[7]	Special purpose entity	Delaware
White Rose GP I, LLC[9]	General partner	Delaware
White Rose Fund I Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[9]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[9]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[10]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Fund X Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[8]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Fund of Funds, LLC[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[11]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[9]	General partner	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Fund IV, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[9]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[10]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[11]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[9]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[10]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[11]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[12]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by Thrivent, which is the managing member and owns an interest in the limited liability company.
10
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
11
Directly controlled by Thrivent, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund.
12
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I

6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer

Name and Principal Business Address	Position and Offices with Underwriter
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-216125, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2024.
Thrivent Variable Annuity Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, Chief Operations Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Chair of the Board
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2024
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement.
EXHIBIT NO.
EX (f)	Articles of Incorporation and Bylaws
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP